Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

DEVELOPMENT, COMMERCIALIZATION AND SUPPLY AGREEMENT

DATED AS OF FEBRUARY 26, 2015

BY AND AMONG

AMARIN PHARMACEUTICALS IRELAND LIMITED AND

AMARIN PHARMA, INC.

AND

EDDINGPHARM (ASIA) MACAO COMMERCIAL OFFSHORE LIMITED

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE 1	DEFINITIONS	1

ARTICLE 2	LICENSES	15

2.1	Grant to Licensee	15
2.2	Grant to Amarin	16
2.3	Additional Licensing Provisions	17
2.4	New Indication; Combination Product	17
2.5	Restrictive Covenants	17

ARTICLE 3	GOVERNANCE	18

3.1	Joint Development Committee	18
3.2	Joint Commercialization Committee	19
3.3	Committees	20
3.4	Limits on Committee Authority	20
3.5	Disbanding the JDC and JCC	21
3.6	Actions	21
3.7	Exchange of Information	21
3.8	Minutes of Committee Meetings	21
3.9	Expenses	22

ARTICLE 4	DEVELOPMENT	22

4.1	Overview	22
4.2	Objectives Under the Development Plan	23
4.3	Development Plan and Development Budget	23
4.4	Development Costs	25
4.5	Records, Reports and Information	25
4.6	Ownership and Transfer of Development Data	26
4.7	Right to Audit	26

ARTICLE 5	REGULATORY	27

5.1	Regulatory Data and Regulatory Materials	27
5.2	Regulatory Filings and Regulatory Approvals	27
5.3	Communications	29
5.4	No Other Regulatory Filings	29
5.5	Rights of Reference	29
5.6	Adverse Event Reporting, Safety Data Exchange and Medical Inquiries	30
5.7	Regulatory Authority Communications Received by a Party	31
5.8	Recall, Withdrawal, or Market Notification of Product	32

ARTICLE 6	COMMERCIALIZATION	33

6.1	Commercialization in the Field in the Territory	33
6.2	Commercialization Plan	33
6.3	Licensee’s Performance	34
6.4	Reports	35
6.5	Compliance	35

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

6.6	Compliance Audit	38
6.7	Provisions applicable to Sales Representatives and/or Medical Science Liaisons	38
6.8	Promotional Materials	39
6.9	Product Trademarks and Product Trade Dress	40
6.10	Global Branding Strategy	42
6.11	Commercialization Data	43

ARTICLE 7	SUPPLY	43

7.1	General	43
7.2	Development Supply	43
7.3	Commercial Supply	44
7.4	Exclusivity	44
7.5	Packaging and Labeling; Certain Other Manufacturing Activities	44
7.6	Forecasting and Ordering	45
7.7	Supply Price, Invoicing, and Cost of Goods Audit	46
7.8	Shipping and Delivery	47
7.9	Quality and Compliance	48
7.10	Disputes and Remedies	49
7.11	Shortages	50
7.12	Product Specification and Manufacturing Changes	51
7.13	Termination of Supply Obligations	51

ARTICLE 8	PAYMENTS	51

8.1	Upfront Payment	51
8.2	Milestone Payments	52
8.3	Royalty Payments; Sublicense Income	53
8.4	Royalty Reports and Payment Procedures	53
8.5	Taxes and Withholding	53
8.6	Withholding Tax	54
8.7	Currency Conversion	54
8.8	General Payment Procedures	55
8.9	Late Payments	55
8.10	Financial Records and Audit	55

ARTICLE 9	INTELLECTUAL PROPERTY MATTERS	56

9.1	Ownership of Intellectual Property	56
9.2	Disclosures; Disputes Regarding Inventions	56
9.3	Patent Filings, Prosecution and Maintenance	57
9.4	Defense and Enforcement of Patents	59
9.5	Patent Term Extensions	62
9.6	Patent Marking	62
9.7	Patent Challenge	62

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE 10	REPRESENTATIONS, WARRANTIES AND COVENANTS	63

10.1	Mutual Representations and Warranties	63
10.2	Additional Representations, Warranties and Covenants of Amarin	64
10.3	Additional Representations, Warranties and Covenants of Licensee	65
10.4	Disclaimer	66
10.5	No Other Representations or Warranties	66

ARTICLE 11	INDEMNIFICATION	66

11.1	Indemnification by Amarin	66
11.2	Indemnification by Licensee	67
11.3	Indemnification Procedures	67
11.4	Limitation of Liability	67
11.5	Insurance	68

ARTICLE 12	CONFIDENTIALITY	68

12.1	Confidential Information	68
12.2	Confidentiality Obligations	69
12.3	Permitted Disclosure and Use	69
12.4	Notification	70
12.5	Publicity; Filing of this Agreement	70
12.6	Publication	71
12.7	Use of Names	72
12.8	Survival	72

ARTICLE 13	TERM AND TERMINATION	72

13.1	Term	72
13.2	Termination for Breach	72
13.3	Termination as a Result of Bankruptcy	73
13.4	Termination by Licensee	73

ARTICLE 14	EFFECTS OF TERMINATION AND EXPIRATION	73

14.1	Termination Not Involving Amarin’s Fault	73
14.2	Expiration of this Agreement	76
14.3	Accrued Rights	76
14.4	Survival	76
14.5	Rights in Bankruptcy	76

ARTICLE 15	DISPUTE RESOLUTION	77

15.1	Disputes	77
15.2	Arising Between the Parties	77
15.3	Dispute Resolutions	77
15.4	Patent and Trademark Dispute Resolution	79
15.5	Injunctive Relief	79

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE 16	MISCELLANEOUS	79

16.1	Entire Agreement; Amendment	79
16.2	Force Majeure	79
16.3	Notices	79
16.4	No Strict Construction; Interpretation	80
16.5	Assignment	80
16.6	Severability	81
16.7	No Waiver of Breach	81
16.8	Partnership or Joint Venture	81
16.9	English Language; Governing Law	81
16.10	Execution in Counterparts	81

Schedules:

Schedule 1.8	Amarin Patents
Schedule 4.3.2	Initial Development Plan
Schedule 6.10.1	Product Trademark
Schedule 7.6	Forecast Methodology
Schedule 12.5.1	Press Release

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

DEVELOPMENT, COMMERCIALIZATION AND SUPPLY AGREEMENT

This Development, Commercialization and Supply Agreement (this “Agreement”) is entered into as of the 26th day of February, 2015 (the “Effective Date”) by and among Amarin Pharmaceuticals Ireland Limited, a company incorporated under the laws of Ireland (registered number 408912) with offices at 2 Pembroke House Upper Pembroke Street 28-32, Dublin 2, Ireland (“Amarin Ireland”), and Amarin Pharma Inc., a Delaware corporation with offices at 1430 Route 206 North, Suite 200, Bedminster, NJ 07921 (“Amarin Pharma”, and collectively with Amarin Ireland, “Amarin”), on the one hand, and Eddingpharm (Asia) Macao Commercial Offshore Limited, located at Unit 1505, 15th Floor, AIA Tower, Nos 251A-301, Avenida Comercial De Macau (“Licensee”), on the other hand. Amarin and Licensee are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Amarin Ireland owns certain intellectual property and regulatory rights relating to a drug known as Vascepa® (icosapent ethyl) capsules (the “Product” as defined in more detail below);

WHEREAS, Amarin Ireland has granted to Amarin Pharma certain rights related the Product;

WHEREAS, Licensee has significant experience in the development and commercialization of pharmaceutical products in the Territory; and

WHEREAS, Licensee and Amarin desire to establish a collaboration for the further development and commercialization of the Product in the Field in the Territory.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following initially capitalized terms shall have the meanings set forth in this ARTICLE 1 or as otherwise defined elsewhere in this Agreement:

1.1 “Accounting Standards” means generally accepted accounting principles in the United States (GAAP) or the International Financial Reporting Standards (IFRS), as applicable, in each case as consistently applied.

1.2 “Active Moiety” means the molecule or ion, excluding those appended portions of the molecule that cause the drug to be an ester, salt (including a salt with hydrogen or coordination bonds) or other non-covalent derivative (such as a complex, chelate, or clathrate) of the molecule, responsible for the physiological or pharmacological action of the drug substance.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.3 “Affiliate” means, as of the Effective Date or during the Term, as applicable, in relation to a Party, any person, corporation, firm or partnership or other entity, whether de jure or de facto, that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Party. An entity shall be deemed to control another entity if it: (a) owns, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of such other entity, or has other comparable ownership interest with respect to any entity other than a corporation, or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of the entity. For the avoidance of doubt, neither of the Parties, or any of their respective Affiliates, shall be deemed to be an “Affiliate” of such other entity.

1.4 “Amarin Invention” means an Invention that is Invented solely or jointly with a Third Party, by an employee of Amarin or its Affiliates or a Person under an obligation of assignment to Amarin or its Affiliates. For clarity, “Amarin Invention” shall not include (a) the Amarin Patents or (b) the (i) Amarin Manufacturing Patents or (ii) Amarin Manufacturing Know-How.

1.5 “Amarin Know-How” means all Know-How that is (i) Controlled by Amarin (or its Affiliates) as of the Effective Date or at any time during the Term or (ii) an Amarin Invention or Joint Invention, in each case of (i) or (ii) which is necessary for the Development or Commercialization of the Product in the Field in the Territory; provided, however that “Amarin Know-How” shall not include any Amarin Manufacturing Know-How. For clarity, “Amarin Know-How” shall not include (a) the Amarin Patents or (b) the (i) Amarin Manufacturing Patents or (ii) Amarin Manufacturing Know-How.

1.6 “Amarin Manufacturing Know-How” means all Know-How that is (i) Controlled by Amarin (or its Affiliates) as of the Effective Date or at any time during the Term or (ii) an Amarin Invention or a Joint Invention, in each case of (i) or (ii) which is necessary for Manufacture of the Product for Commercialization in the Field in the Territory, including any CMC information.

1.7 “Amarin Manufacturing Patent” means any Patent that is (i) Controlled by Amarin (or its Affiliates) as of the Effective Date or at any time during the Term or (ii) an Amarin Patent, in each case of (i) or (ii), which is necessary or reasonably useful for the Manufacture of the Product for Commercialization in the Field in the Territory; provided, however, that an “Amarin Manufacturing Patent” shall not include any Amarin Patent.

1.8 “Amarin Patent” means any Patent in the Territory that is (i) Controlled by Amarin (or its Affiliates) as of the Effective Date, including the Patents listed in Schedule 1.8, or (ii) that comes under the Control of Amarin during the Term (including a Joint Patent), in each case of (i) or (ii) which is necessary for the Development or Commercialization of the Product in the Field in the Territory; provided, however that “Amarin Patent” shall not include any Amarin Manufacturing Patent.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.9 “Amarin Technology” means the Amarin Patents and Amarin Know-How.

1.10 “Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act, as amended, the UK Bribery Act 2010, as amended, anti-corruption legislation of the PRC, including the PRC Anti-Unfair Competition Law, the Interim Provisions on Prohibition of Commercial Bribery adopted by the State Administration of Industry and Commerce, and Articles 164, 389, 391, 392 and 393 of the PRC Criminal Law and their respective People’s Procuratorate, other provincial, municipal or local anti-corruption legislation or regulations of the PRC, and any similar anti-corruption-related Applicable Laws adopted in Hong Kong, Macau or Taiwan, as well as Applicable Laws related to the prevention of fraud, racketeering, money laundering or terrorism.

1.11 “Applicable Laws” means any and all statutes, ordinances, regulations, rules, or guidance of any kind whatsoever and any and all requirements under permits, orders, decrees, judgments or directives and requirements of applicable Governmental Authorities, in each case pertaining to any of the activities contemplated by this Agreement, including any regulations and guidelines promulgated by any Regulatory Authority in the Territory, all as amended from time to time.

1.12 “Bulk Product” means the finished form of the Product, encapsulated and packaged in labeled bulk cartons ready for Packaging and Labeling.

1.13 “Business Day” means a day other than a Saturday, Sunday, or a day on which banking institutions in New York, New York or in Macau are closed.

1.14 “Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1; provided, that (a) the first Calendar Quarter hereunder shall be deemed to commence upon the Effective Date and (b) the final Calendar Quarter hereunder shall be deemed to expire upon the effective date of expiration or termination of this Agreement.

1.15 “Calendar Year” means (a) for the first calendar year, the period commencing on the Effective Date and ending on December 31, 2015, (b) for each successive period, beginning on January 1 and ending twelve (12) consecutive calendar months later on December 31, and (c) for the calendar year in which this Agreement is terminated, the period beginning on January 1 of such calendar year and ending on the effective date of the termination of this Agreement.

1.16 “Cardiovascular Risk Reduction” means [***]

1.17 “CFDA” means the China Food and Drug Administration or its predecessor or successor.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.18 “Change of Control” means (a) a transaction or series of related transactions that results in the sale or other disposition of all or substantially all of Amarin’s assets; or (b) a merger or consolidation in which Amarin is not the surviving corporation or in which, if Amarin is the surviving corporation, the shareholders of Amarin immediately prior to the consummation of such merger or consolidation do not, immediately after consummation of such merger or consolidation, possess a majority of the voting power of all of Amarin’s outstanding stock and other securities and the power to elect a majority of the members of Amarin’s board of directors; or (c) a transaction or series or related transactions (which may include without limitation a tender offer for Amarin’s stock or the issuance, sale or exchange of Amarin’s stock) if the shareholders of Amarin immediately prior to the initialization of such transaction do not, immediately after consummation of such transaction or any of such related transactions, own stock or other securities of the entity that possess a majority of the voting power of Amarin’s outstanding stock and other securities and the power to elect a majority of the members of Amarin’s board of directors.

1.19 “Commercialize”, “Commercializing” or “Commercialization” means all activities directed to the marketing, promotion, selling or offering for sale of a Product for an indication, including planning, market research, Pre-Marketing, advertising, educating, marketing, promoting, importing, exporting, distributing and post-marketing safety surveillance and reporting. For clarity, “Commercialization” shall not include any activities related to clinical research, Manufacturing or Development of the Product.

1.20 “Commercially Reasonable Efforts” means, with respect to a Party’s obligation to perform or achieve a specified obligation for the Product or generally under this Agreement, [***].

1.21 “Competing Product” means (other than the Product) any pharmaceutical product, dietary supplement, health food or medical food with (i) the same Active Moiety (including drugs with the same Active Moiety included within such product as part of a drug mixture or a fixed dose combination), or in the same class of drug (i.e., Omega-3), as the Product, in each case, whether or not targeted or used off-label to treat adult patients with moderately high, high or very high triglyceride levels, (ii) targeted to treat adult patients with moderately high, high or very high triglyceride levels, or (iii) that are recognized by key opinion leaders in the industry mutually selected by the Parties or in accepted medical guidelines as being an alternate treatment to the Product. [***]

1.22 “Control” means, with respect to any Know-How, physical material, patent right, or other intellectual property right, possession by a Party or its Affiliates (whether by ownership, license grant or other means) of the legal right to grant the right to access or use, or to grant a license or a sublicense to, such Know-How, physical material, patent right, or other intellectual property right as provided for herein without violating the proprietary rights of any Third Party or any terms of any agreement or other arrangement between such Party (or any of its Affiliates) and any Third Party.

1.23 “Cost of Goods” means, for Finished Product, Bulk Product or placebo, as applicable, manufactured by Amarin or a Third Party, [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.24 “Cover(ed)” means, with respect to any Patent and the subject matter at issue, that, but for a license granted under a Valid Claim of such Patent, the manufacture, development, use, sale, offer for sale or importation of the subject matter at issue would infringe such Valid Claim, or in the case of a Patent that is a patent application, would infringe a Valid Claim in such patent application if it were to issue as a patent.

1.25 “CTA” means an application to the applicable Regulatory Authority, such as a clinical trial application or a clinical trial exemption, the filing of which is necessary to commence or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction.

1.26 “Develop”, “Developing” or “Development” means all activities relating to research, non-clinical, preclinical and clinical trials, toxicology testing, statistical analysis and reporting, necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining all Regulatory Approvals, including Phase IV Clinical Trials and other post-Regulatory Approval studies that are required to obtain or maintain Regulatory Approval. For clarity, “Development” shall exclude any activities related to Commercialization or Manufacture.

1.27 “Development Activities” means those Development activities undertaken by or on behalf of a Party or its Affiliates with respect to the Product in the Field.

1.28 “Development Costs” means the costs and expenses incurred by a Party or its Affiliates attributable to, or reasonably allocable to, the Development of the Product in the Field, including costs of conducting clinical trials and Phase IV Clinical Trials (as well as other post-Regulatory Approval studies (including physician-initiated studies)). “Development Costs” shall include (i) Out-of-Pocket Costs and (ii) internal costs (e.g., staff or administrative) that are attributable to, or reasonably allocable to, the Development of the Product in the Field. For clarity, Development Costs shall exclude Regulatory Costs.

1.29 “Dollar” means a U.S. dollar, and “$” shall be interpreted accordingly.

1.30 “Drug Administration Law” means the laws, rules and regulation applicable to drug administration in the Territory, as amended from time to time.

1.31 “Drug Substance” means icosapent ethyl.

1.32 “Drug Substance Specifications” means those Manufacturing, performance and quality-control specifications for the Drug Substance in the Territory, which are initially as set shall be set forth in a schedule to the Quality Agreement, as such specifications may be amended from time to time pursuant to the terms of this Agreement and the Quality Agreement.

1.33 “Facility” means, as applicable, a Party’s Manufacturing facility and such other facilities used by such Party (or those of its Affiliates or Third Party contractors) in the manufacture, packaging, labeling or storage of (i) Finished Product, (ii) Bulk Product, (iii) Drug Substance or (iv) materials utilized in the Manufacture or Packaging and Labeling of Product,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Bulk Product or Drug Substance, including raw materials, auxiliary materials, intermediates, containers and packing materials, in each case with respect to the Product for Development or Commercialization in the Field in the Territory hereunder.

1.34 “FDA” means the U.S. Food and Drug Administration or its successor.

1.35 “FD&C Act” means the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. 301 et seq, as it may be amended from time to time, and relevant regulations and guidelines promulgated thereunder.

1.36 “Field” means (a) all human therapeutic applications, and (b) to the extent approved by the applicable Regulatory Authority in the U.S. for sale by Amarin and sold by Amarin or on behalf of Amarin by its Affiliates, licensees or subcontractors in the U.S., [***]

1.37 “Finished Product” means the Bulk Product in full Packaging and Labeling and final presentation form ready for release to end-users.

1.38 “First Commercial Sale” means, with respect to a Product, the first sale of such Product in the Territory by or on behalf of Licensee or its Affiliates to a Third Party (including wholesalers or distributors), after receipt of Regulatory Approval for such Product in the Territory.

1.39 “Force Majeure” means circumstances beyond the reasonable control of either Party, including acts of God, fires, explosions, earthquakes, floods, droughts, riots, acts of terrorism, wars, civil disturbances, sabotage, cyber attacks, accidents, strikes or other labor disputes, unforeseen material shortages or supplier failures, compliance with any government action or any other event or circumstance of the like of different character to the foregoing beyond the reasonable control and without the fault or negligence of a Party.

1.40 “General Development Activities” means all Development Activities other than Territory Development Activities.

1.41 “Good Clinical Practices” or “GCP” means all applicable Good Clinical Practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of clinical trials, including, as applicable, (i) those standards required by the CFDA, (ii) as set forth in the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (“ICH”) Harmonised Tripartite Guideline for Good Clinical Practice (CPMP/ICH/135/95) and any other guidelines for good clinical practice for trials on medicinal products in the Territory, (iii) the Declaration of Helsinki (2004) as last amended at the 52nd World Medical Association in October 2000 and any further amendments or clarifications thereto, (iv) U.S. Code of Federal Regulations Title 21, Parts 50 (Protection of Human Subjects), 56 (Institutional Review Boards) and 312 (Investigational New Drug Application), as may be amended from time to time, and (v) the equivalent Applicable Laws in any relevant country, each as may be amended and applicable from time to time and in each case, that provide for, among other things, assurance that the clinical data and reported results are credible and accurate and protect the rights, integrity, and confidentiality of trial subjects.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.42 “Good Laboratory Practices” or “GLP” means all applicable Good Laboratory Practice standards, including, as applicable, (i) those standards required by the CFDA, (ii) as set forth in the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, and (iii) the equivalent Applicable Laws in any relevant country, each as may be amended and applicable from time to time.

1.43 “Good Manufacturing Practices” or “GMP” means all applicable Good Manufacturing Practices including, as applicable, (i) those standards required by the CFDA, (ii) the principles detailed in the U.S. Current Good Manufacturing Practices, 21 C.F.R. Sections 210, 211, 601 and 610, (iii) the principles detailed in the ICH Q7 guidelines, and (iv) the equivalent Applicable Laws in any relevant country, each as may be amended and applicable from time to time.

1.44 “Government Official” means (a) any elected or appointed government official (e.g., a member of a ministry of health), (b) any employee or person acting for or on behalf of a government official, agency, or enterprise performing a governmental function, (c) any political party, candidate for public office, officer, employee, or person acting for or on behalf of a political party or candidate for public office, and (d) any employee or person acting for or on behalf of a public international organization (e.g., the United Nations). For clarity, healthcare providers employed by government-owned hospitals shall be considered Government Officials.

1.45 “Governmental Authority” means any multinational, federal, state, local, municipal or other governmental authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal), in each case, having jurisdiction over the applicable subject matter.

1.46 “High Triglyceride” or “HTG” means the treatment of adult patients with high triglycerides (TG >200 but <500 mg/dL) [***].

1.47 “Imported Drug License” or “IDL” means a drug marketing permit issued by CFDA to designate the approval to market imported drug product in China.

1.48 “Indirect Taxes” means VAT, sales taxes, consumption taxes and other similar taxes required by law to be disclosed on the invoice.

1.49 “Invented” means the acts of (an) inventor(s), as determined in accordance with Applicable Laws relating to inventorship set forth in the patent Applicable Laws of the United States (Title 35, United States Code), in discovering, conceiving and completing an Invention.

1.50 “Invention” means any writing, invention, discovery, improvement, technology or other Know-How (in each case, whether patented or not) that is not existing as of the Effective Date and is Invented in the performance of this Agreement during the Term and necessary for the Development and Commercialization of the Product in the Field in the Territory.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.51 “Joint Development Committee” or “JDC” means the joint steering committee formed by the Parties as described in Section 3.1.

1.52 “Joint Invention” means an Invention that is Invented jointly by an employee of, or Person under an obligation of assignment to, each of Amarin and Licensee or their respective Affiliates.

1.53 “Know-How” means all present and future information, whether or not in written form, whether or not in the public domain and shall include biological, chemical, pharmacological, toxicological, medical or clinical, analytical, quality, manufacturing, research, or sales and marketing information, including processes, methods, procedures, techniques, strategies, plans, programs and data.

1.54 “Licensee Invention” means an Invention that is Invented, solely or jointly with a Third Party, by an employee of Licensee or its Affiliates or a Person under an obligation of assignment to Licensee or its Affiliates.

1.55 “Licensee Know-How” means all Know-How that is (i) (a) Controlled by Licensee (or its Affiliates) as of the Effective Date or comes under the Control of Licensee (or its Affiliates) during the Term (other than as a result of the licenses granted by Amarin to Licensee under this Agreement) and (b) incorporated by Licensee in any Product prior to any termination or expiration of this Agreement (provided, however, that such Know-How is necessary or reasonably useful for the Development, Manufacture or Commercialization of any Product) or (ii) a Licensee Invention.

1.56 “Licensee Patent” means any Patent that (a) is Controlled by Licensee (or its Affiliates) as of the Effective Date or comes under the Control of Licensee (or its Affiliates) during the Term (other than as a result of the licenses granted by Amarin to Licensee under this Agreement) and (b) that claims any Licensee Know-How.

1.57 “Licensee Technology” means the Licensee Know-How and the Licensee Patents.

1.58 “Manufacture” or “Manufacturing” means all activities related to the manufacturing of the Bulk Product, the Finished Product, Drug Substance, or any ingredient thereof, including manufacturing for clinical use or commercial sale, in-process and Bulk Product, Finished Product or Drug Substance testing, quality assurance and quality control required for release of the Bulk Product and the Finished Product in the Field in the U.S., handling and storage of Bulk Product, Finished Product or Drug Substance and ongoing stability tests and regulatory activities related to any of the foregoing; provided, however, that for purposes of clarity “Manufacture” shall exclude (i) Packaging and Labeling (whether in commercial or clinical packaging presentation), and (ii) Territory-Specific Analytical Release Testing.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.59 “Medical Science Liaison” means an individual who is employed by or on behalf of Licensee or its Affiliates and who provides educational services and other educational efforts directed towards the medical and/or scientific community.

1.60 “Net Sales” means [***]

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

(f)	[***]

(g)	[***]

[***]

[***]

1.61 “Out-of-Pocket Costs” means costs and expenses paid to Third Parties (or payable to Third Parties and accrued in accordance with the Accounting Standards), other than Affiliates or employees, by either Party.

1.62 “Patents” means patents and patent applications and all substitutions, divisions, continuations, continuations-in-part, any patent issued with respect to any such patent applications, any reissue, reexamination, utility models or designs, renewal or extension (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all counterparts thereof in any country.

1.63 “Patent Term Extension” means any term extensions, supplementary protection certificates and equivalents thereof offering Patent protection beyond the initial term with respect to any issued Patents.

1.64 “Person” means any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.65 “Phase IV Clinical Trials” means certain post-marketing studies to delineate additional information about a pharmaceutical product’s risks, benefits, and optimal use, commenced after receipt of regulatory approval for a product in the indication for which such trial is being conducted.

1.66 “PRC” or “China” means the People’s Republic of China (for the purpose of this Agreement, excluding Hong Kong, Macau and Taiwan).

1.67 “Pre-Marketing” means marketing activities undertaken prior to and in preparation for the launch of the Product in the Territory. Pre-Marketing shall include market research, key opinion leader development, advisory boards, medical education, disease-related public relations, health care economic studies, sales force training and other pre-launch activities prior to the First Commercial Sale of the Product in the Territory.

1.68 “Product” means (a) icosapent ethyl capsules or (b) any other preparations Controlled by Amarin containing icosapent ethyl or ethyl eicosapentaenoic acid as the only active pharmaceutical ingredient and only Active Moiety, in each case of clauses (a) and (b), as approved by the competent Governmental Authority for sale in the United States and sold under either the Vascepa® trademark or another trademark Controlled by Amarin, or outside the United States and outside the Territory by or under license from Amarin, or as permitted under this Agreement to be approved and sold in the Field in the Territory. [***]

1.69 “Product Approval” means the approval of a Governmental Authority necessary for the marketing and sale of the Product in a given country or regulatory jurisdiction, which may include the approval of an IDL, but which shall exclude any pricing or reimbursement approvals.

1.70 “Product Complaint” means any written, verbal or electronic expression of dissatisfaction regarding any Product sold by or on behalf of Licensee (or any of its Affiliates or wholesalers) in the Territory, including reports of actual or suspected product tampering, contamination, mislabeling or inclusion of improper ingredients.

1.71 “Product Specifications” means those Manufacturing, performance, quality-control, and Packaging and Labeling specifications for the Finished Product or Bulk Product, as applicable, in the Territory set forth in a schedule to the Quality Agreement, as such specifications may be amended from time to time pursuant to the terms of this Agreement and the Quality Agreement.

1.72 “Promotional Materials” means all written, printed, video or graphic advertising, promotional, educational and communication materials (other than the Product labels and package inserts) for marketing, advertising and promoting of the Product in the Field in the Territory, for use (i) by a Sales Representative, Medical Science Liaison, or other authorized employee or agent of Licensee, (ii) by a wholesaler, or (iii) in advertisements, web sites or direct mail pieces.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.73 “Quality Agreement” means each of the quality agreements between Licensee and Amarin relating to the Product for clinical and Commercial uses.

1.74 “Regulatory Approvals” means all approvals or licenses necessary for the manufacture, marketing, importation, storage and sale of the Product or a product for one or more indications in a country or regulatory jurisdiction, which may include satisfaction of all applicable regulatory and notification requirements, but which shall exclude any pricing or reimbursement approvals.

1.75 “Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval and/or, to the extent required in such country or regulatory jurisdiction, governmental pricing or reimbursement approval of a Product in such country or regulatory jurisdiction, including, in the Territory, the CFDA.

1.76 “Regulatory Costs” means the costs and expenses incurred by Licensee or its Affiliates attributable to, or reasonably allocable to, the preparation, obtaining or maintaining of Regulatory Materials and Regulatory Approvals for the Product (other than Manufacturing-related Regulatory Approvals), including any filing fees and such costs and expenses incurred by Amarin or its Affiliates to the extent requested by Licensee or required by this Agreement. “Regulatory Costs” shall include (i) Out-of-Pocket Costs and (ii) internal costs (e.g., staff or administrative) that are specifically attributable to the preparation of Regulatory Materials, and obtaining or maintenance of Regulatory Approvals, for the Product in the Field in the Territory.

1.77 “Regulatory Data” means any and all research data, pharmacology data, chemistry, manufacturing and control data, preclinical data, clinical data and all other documentation submitted, or required to be submitted, to Regulatory Authorities in association with regulatory filings for the Product (including any applicable Drug Master Files (“DMFs”), Chemistry, Manufacturing and Control (“CMC”) data, or similar documentation).

1.78 “Regulatory Materials” means regulatory applications, submissions, notifications, communications, correspondence, registrations, Regulatory Approvals and/or other filings made to, received from or otherwise conducted with a Regulatory Authority that are necessary in order to Develop, Manufacture, obtain marketing authorization, market, sell or otherwise Commercialize the Product in a particular country or regulatory jurisdiction. Regulatory Materials include CTAs, Import Drug Licenses (“IDLs”), presentations, responses, and applications for other Product Approvals.

1.79 “Royalty Term” means, on a Product-by-Product basis in the Territory, the period of time beginning on the First Commercial Sale of such Product and ending upon the later of: (i) the date on which such Product (including, the use, sale, offer for sale, importation, development or manufacturing thereof) is no longer Covered by a Valid Claim, or (ii) the twelfth (12th) anniversary of the First Commercial Sale of such Product in the PRC.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.80 “Sales Representative” means an individual employed by Licensee who (a) engages in detailing and other activities as a commercial pharmaceutical sales representative that are in compliance with Applicable Laws, and who is trained with respect to the Product, including the Product labeling and the legal use of such labeling, to engage in such activities with respect to the Product in the Field in the Territory, and (b) has not been threatened with or excluded or debarred by any Regulatory Authority.

1.81 “Sublicense Income” means any and all fees, or payments, of any kind or nature received by Licensee in consideration for, on account of, or in connection with, granting a Third Party (other than a contract sales organization) a sublicense under the Amarin Technology, including license fees (including upfront) and milestone payments (including development- or commercialization-related); provided, that, for clarity, Sublicense Income shall not include any payments made to Licensee solely on account of sales of the Product associated with such sublicense, which sales shall be considered Net Sales and subject to the Royalty Payments hereunder (for clarity, such excluded sales are solely for Royalty Payments purposes and any payments received by Licensee in connection with a Sublicensee achieving a commercialization/annual Net Sales type milestone shall be considered Sublicense Income).

1.82 “Territory” means the PRC, Hong Kong, Macau and Taiwan.

1.83 “Territory Development Activities” means those Development Activities consistent with the Development Plan that are (i) necessary solely for obtaining or maintaining Regulatory Approval for the Product in the Field in the Territory and (ii) post-Regulatory Approval-filing date Development Activities for the Product in the Field in the Territory. Notwithstanding the foregoing, in the event that Licensee requests that Amarin perform certain Development Activities, within the Territory, which are not necessary solely for obtaining Regulatory Approval in the Territory, and Amarin agrees at its sole discretion to perform such activities within the Territory, then such activities as are conducted in the Territory shall be deemed Territory Development Activities.

1.84 “Territory-Specific Analytical Release Testing” means all activities associated with carrying out the analytical testing and release of the Product which is necessary for delivery of the Product for Development or sale in the Field in the Territory, but which is not necessary for delivery of the Product for Development or sale in the Field in the U.S. Such activities shall include: transferring test methods, developing and validating new analytical tests required in the Territory, amending the release specifications to be in compliance with local Applicable Laws in the Territory, conducting the release testing of the Product and final release of the Product (including raw materials, intermediates, drug substance, and drug product). [***]

1.85 “Third Party” means any Person other than Amarin or Licensee or their respective Affiliates.

1.86 “U.S.” means the United States of America and its possessions and territories.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.87 “Valid Claim” means a claim of an Amarin Patent, a Licensee Patent or a Joint Patent that (i) has not been rejected, revoked or held to be invalid or unenforceable by a court or other authority of competent jurisdiction, from which decision no appeal can be further taken or (ii) has not been finally abandoned, disclaimed or admitted to be invalid or unenforceable through reissue or disclaimer.

1.88 “Very High Triglyceride” or “VHTG” means the treatment of adult patients with very high triglycerides (TG >500 mg/dL) [***]

1.89 Interpretation. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (i) “include”, “includes” and “including” are not limiting; (ii) “hereof”, “hereto”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (iii) “knowledge” of a Party means the actual knowledge of any officer of such Party involved in the negotiation of this Agreement, without the obligation to perform due inquiry; (iv) words of one gender include the other gender; (v) words using the singular or plural number also include the plural or singular number, respectively; (vi) references to a contract or other agreement mean such contract or other agreement as from time to time amended, modified or supplemented; (vii) references to a Person are also to its permitted successors and assigns; (viii) references to an “Article”, “Section”, “Exhibit” or “Schedule” refer to an Article or Section of, or an Exhibit or Schedule to, this Agreement, unless expressly stated otherwise; and (ix) references to a law include any amendment or modification to such law and any rules and regulations issued thereunder, whether such amendment or modification is made, or issuance of such rules and regulations occurs, before or after the Effective Date.

1.90 Additional Definitions. The following terms have the meanings set forth in the corresponding Sections of this Agreement:

Term	Section
“Abandoned Patents”	9.3.3(b)
“Abandoned Joint Inventions”	9.3.3(b)
“Agreement”	Preamble
“Amarin”	Preamble
“Amarin Ireland”	Preamble
“Amarin Pharma”	Preamble
“Bankrupt Party”	14.5
“Breaching Party”	13.2
“CMC”	1.77
“Combination Product”	1.68
“Commercialization Budget”	6.2.3(f)
“Commercialization Data”	6.11
“Commercialization Plan”	6.2.1
“Committee”	3.3
“Compliance Audit”	6.6

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Term	Section
“Confidential Disclosure Agreement”	12.1
“Confidential Information”	12.1
“Controlling Party”	9.4.1(a)
“Defect” or “Defective”	7.9.2(a)
“Development Budget”	4.3.1(c)
“Development Data”	4.6
“Development Plan”	4.3.1
“Disbanding Notice”	3.5
“Disclosing Party”	12.1
“DMFs”	1.77
“Effective Date”	Preamble
“Executive Officer”	15.2
“Financial Audit”	8.10
“Forecast”	7.6.1
“Forecast Date”	7.6.1
“Global Branding Strategy”	6.10
“ICH”	1.41
“IDL”	1.47
“Improvement Plan”	6.5.5
“Indemnitee”	11.3
“Infringement Claim”	9.4.1
“Initial Commercialization Plan”	6.2.1
“Initial Forecast Date”	7.6.1
“Joint Commercialization Committee” or “JCC”	3.2.1
“Joint Patents”	9.1.1
“Latent Defects”	7.9.2(b)
“Licensee”	Preamble
“Licensee Trade Dress”	6.9.1
“Licensee Trademark”	6.9.1
“Long Range Forecast”	7.6.2
“Losses”	11.1
“Manufacturing Certificate of Analysis and Compliance”	7.9.2(a)
“Milestone Notification Notice”	8.2
[***]	[***]
“Notice of Non-Conformance”	7.9.2(a)
“OOS”	7.9.3
“Packaging and Labeling”	7.5
“Party” or “Parties”	Preamble
“Patent Challenge”	9.7
“PRC”	1.66
“Product Trade Dress”	6.9.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Term	Section
“Product Trademark”	6.9.1
“Provisions”	6.5.4
“Purchase Order”	7.6.3
“Purchase Order Acceptance Date”	7.6.4
“Receiving Party”	12.1
“Recovery”	9.4.2(c)(iv)
“Redacted Agreement”	12.5.2
“Representatives”	6.5.3
“Required Notice Date”	16.5
“Royalty Payments”	8.3.1
“Royalty Rates”	8.3.1
[***]	[***]
“Sublicense Income Payment”	8.3.2
“Sublicensee”	2.1.3
“Supply Price”	7.7.1
“Term”	13.1
“Third Party Claim”	11.1
“Upfront Payment”	8.1
“VAT”	8.5.1

ARTICLE 2

LICENSES

2.1 Grant to Licensee.

2.1.1 General Grant to Licensee. Subject to the terms and conditions of this Agreement, Amarin hereby grants to Licensee during the Term an exclusive (even as to Amarin and its Affiliates), payment-bearing license with the right to sublicense solely in accordance with Section 2.1.3, under and with respect to the Amarin Technology, to (i) Develop the Product for Commercialization in the Field in the Territory and (ii) Commercialize the Product in the Field in the Territory.

2.1.2 Additional Grant to Licensee. Subject to the terms and conditions of this Agreement, including in particular Section 6.9, Amarin hereby grants to Licensee during the Term an exclusive (even as to Amarin and its Affiliates) license with the right to sublicense solely in accordance Section 2.1.3, to use the Product Trademark and Product Trade Dress solely to the extent necessary to (i) Commercialize the Product in the Field in the Territory and (ii) Package and Label the Product for Development or Commercialization in the Field in the Territory.

2.1.3 Licensee’s Right to Sublicense. Licensee shall have the right to sublicense those rights granted to it under Sections 2.1.1 and 2.1.2 to (i) Affiliates, subject to Licensee’s prior written notice to Amarin of the identity of such Affiliate and the purpose of such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

sublicense, and (ii) Third Parties, subject to first obtaining Amarin’s prior written consent (each of (i) and (ii), a “Sublicensee”); provided, however, that Licensee shall remain responsible for the performance by any of its Sublicensees and shall cause its Sublicensees to comply with the provisions of this Agreement in connection with such performance. Without limiting the foregoing, Licensee shall ensure that each of its Sublicensees accepts in writing all applicable terms and conditions of this Agreement, [***] and shall terminate all relevant agreements with any such Sublicensee in the case of any breach of such terms and conditions by such Sublicensee. Each Sublicensee shall also be prohibited from further sublicensing. For the avoidance of doubt, (a) Licensee will remain directly responsible for all amounts owed to Amarin under this Agreement, and (b) each Sublicensee is subject to the negative covenants set forth in Section 2.5.1. Licensee hereby expressly waives any requirement that Amarin exhaust any right, power or remedy, or proceed against a subcontractor, for any obligation or performance hereunder prior to proceeding directly against Licensee.

2.1.4 Performance by Affiliates and Subcontractors. Licensee shall have the right to perform some or all of its obligations under this Agreement through Affiliates and/or Third Party subcontractors in the Territory; provided, however, that Licensee shall cause its Affiliates and subcontractors to accept the terms and conditions of this Agreement in connection with such performance.

2.2 Grant to Amarin.

2.2.1 General Grant to Amarin. Subject to the terms and conditions of this Agreement, Licensee hereby grants to Amarin during the Term a non-exclusive, royalty-free license or sublicense, as applicable, with the right to sublicense, under and with respect to the Licensee Technology, to Develop, Manufacture or Commercialize the Product outside the Territory and, subject to Section     , in the Territory.

2.2.2 Additional Grant to Amarin. Subject to the terms and conditions of this Agreement, Licensee hereby grants to Amarin a non-exclusive, paid-up, irrevocable, perpetual, worldwide license or sublicense, as applicable, with the right to sublicense, under and with respect to the Licensee Technology, to develop (including obtaining and maintaining regulatory approval), make, use, import, export, offer for sale and sell pharmaceutical products containing Drug Substance (other than the Product in the Field in the Territory) for sale anywhere in the world.

2.2.3 Grants after Expiration or Termination. Subject to the terms and conditions of this Agreement, Licensee hereby grants to Amarin from and after the expiration or termination of this Agreement (on a Product-by-Product basis) by Amarin pursuant to Section 13.2 or 13.3 or by Licensee pursuant to Section 13.4, a non-exclusive, paid-up, irrevocable, perpetual, license or sublicense, as applicable, with the right to sublicense, under and with respect to the Licensee Technology, to Develop, Manufacture or Commercialize such Product outside the Field (whether inside or outside the Territory) or in the Field (whether inside or outside the Territory) and to develop (including obtaining and maintaining regulatory approval), make, use, import, export, offer for sale and sell pharmaceutical products containing the Drug Substance for sale anywhere in the world.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

2.3 Additional Licensing Provisions.

2.3.1 Negative Covenant. Each Party covenants that it will not use or practice any of the other Party’s Patent rights or other intellectual property rights licensed (or sublicensed, as applicable) to it under this ARTICLE 2 except for the purposes expressly permitted in the applicable license grant.

2.3.2 No Implied Licenses; Retained Rights. Except as explicitly set forth in this Agreement, neither Party grants any license, express or implied, under its intellectual property rights to the other Party, whether by implication, estoppel or otherwise.

2.4 [***]

2.5 Restrictive Covenants.

2.5.1 [***]

(a)	[***]

(b)	[***]

2.5.2 [***]

2.5.3 Jurisdictional Compliance. It is the desire and intent of the Parties that the restrictive covenants contained in this Section 2.5 be enforced to the fullest extent permissible under the Applicable Laws and public policies applied in each jurisdiction in which enforcement is sought. Amarin and Licensee believe that the restrictive covenants in this Section 2.5 are valid and enforceable. However, if any restrictive covenant should for any reason become or be declared by a competent court or competition authority to be invalid or unenforceable in any jurisdiction, such restrictive covenant shall be deemed to have been amended to the extent necessary in order that such provision be valid and enforceable, such amendment shall apply only with respect to the operation of such provision of this Section 2.5 in the particular jurisdiction in which such declaration is made.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE 3

GOVERNANCE

3.1 Joint Development Committee.

3.1.1 Establishment and Responsibilities. The Parties shall establish the JDC within [***] after the Effective Date. The JDC shall perform the following functions:

(a) Review, coordinate, discuss and approve the overall strategy for Developing the Product in the Field in the Territory, including reviewing, coordinating, discussing and approving the overall strategy for seeking Regulatory Approvals for the Product in the Field in the Territory and approving the Development Plan and each annual update and any material amendments thereto;

(b) Review, coordinate, discuss and approve the design of the clinical trial protocols and endpoints and oversee the conduct of all clinical trials required as set forth in the Development Plan as well as discuss any Territory Development Activities to be conducted with respect to the Product in the Field;

(c) Review any matters related to obtaining and maintaining Regulatory Approvals for the Product in the Field in the Territory, including being informed of the development and contents of all submissions to Regulatory Authorities in the Territory for Regulatory Approvals and all necessary filing and registration activities related thereto;

(d) Review, coordinate, discuss and approve any Phase IV Clinical Trials in the Territory, investigator-sponsored studies in the Territory, and any other clinical studies to be conducted in the Territory that are not described in the Development Plan;

(e) Facilitate the exchange of information between the Parties under this Agreement regarding the strategy for implementing the Development Activities in the Territory, including sharing Development Data created pursuant to this Agreement and establishing procedures for the efficient sharing of information and materials necessary or useful for the Development of the Product in the Field in the Territory;

(f) Review and oversee issues regarding supply of Product for clinical trials and Phase IV Clinical Trials in the Territory under the Development Plan and for anticipated commercial needs;

(g) Review and oversee issues regarding pharmacovigilance and safety both inside and outside the Territory; and

(h) Have such other responsibilities as may be assigned to the JDC pursuant to this Agreement or as may be mutually agreed upon by the Parties in writing from time to time.

3.1.2 Membership. The JDC shall consist of an equal number of representatives from each Party, with at least three (3) representatives appointed by each Party. A Party may change any of its representatives on the JDC at any time with a new person (with appropriate expertise to replace the outgoing member) by giving written notice to the other Party; provided, however, that, without limiting the generality of the foregoing, a key objective with respect to membership in the JDC shall be preserving continuity. The JDC shall be co-chaired by a representative of each of Licensee and Amarin. One member of the JDC shall serve as secretary of the JDC at each JDC meeting, and the secretary shall alternate from meeting to meeting

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

between a Licensee JDC member and an Amarin JDC member. The chairpersons shall be responsible for (i) calling meetings, (ii) preparing and issuing minutes of each such meeting within [***] thereafter, and (iii) preparing and circulating an agenda for the upcoming meeting; provided, that the chairpersons shall consider including any agenda items proposed by either Party no less than [***] prior to the next scheduled JDC meeting.

3.1.3 Meetings. The JDC shall hold at least [***] until pre-launch Territory Development Activities for the Product in the Field in the Territory are completed, and thereafter, if the Parties mutually so decide, [***]; provided, that the JDC shall meet more or less frequently as Licensee and Amarin mutually agree upon as appropriate. Meetings of the JDC shall be effective only if at least one (1) representative of each Party is present or participating. The JDC may meet either (i) in person at either Party’s facilities (alternating between the facilities of Licensee and Amarin) or at such locations as the Parties may otherwise agree or (ii) by audio or video teleconference; provided, that no less than [***] of the JDC during each [***] shall be conducted in person to the extent permissible under Applicable Laws. Other representatives of each Party involved with the Product may attend meetings as non-voting participants, subject to the confidentiality provisions set forth in ARTICLE 12. Additional meetings of the JDC may also be held with the consent of each Party, as required to resolve disputes, disagreements or deadlocks in the other Committees or as otherwise required under this Agreement, and neither Party shall unreasonably withhold its consent to hold such additional meetings.

3.1.4 Decision-Making. The JDC may make decisions with respect to any subject matter that is subject to the JDC’s decision-making authority and functions as set forth in Section 3.1. All decisions of the JDC shall be made by unanimous vote or written consent, with Licensee and Amarin each having, collectively, among its respective members, one (1) vote in all decisions. The JDC shall use Commercially Reasonable Efforts to resolve the matters within its roles and functions or otherwise referred to it. If the JDC cannot reach consensus on a given matter, then decision-making authority shall be allocated: (i) to [***] to the extent the disagreement relates to Territory Development Activities (provided, however, that, to the extent [***] reasonably determines that a given decision of [***] with respect to the Territory Development Activities could materially and adversely affect Development and Commercialization of the Product in the Field outside the Territory, then [***] shall, upon a prior written notification to [***] of the grounds for its decision in reasonable detail, have the final decision making authority with respect to such matter); and (ii) [***] with respect to any matter other than a Territory Development Activity-related matter.

3.2 Joint Commercialization Committee.

3.2.1 Establishment and Responsibilities. At an appropriate and agreed time following the Effective Date, (but no later than [***]prior to anticipated filing for Regulatory Approval in the Territory), the Parties shall establish a joint commercial committee (the “Joint Commercialization Committee” or “JCC”) to oversee Commercialization of the Product in the Territory, including reviewing and approving the Commercialization Plan (and the Commercialization Budget contained therein) and overseeing the implementation of such plan.

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3.2.2 Membership. The JCC shall consist of up to six (6) members (or such other number as may be agreed by the Parties in writing), three (3) of whom shall be representatives designated by Licensee, and three (3) of whom shall be representatives designated by Amarin. Each of Licensee and Amarin may replace any or all of its representatives on the JCC at any time upon written notice to the other Party. Such representatives shall include individuals who have commercial experience and expertise in pharmaceutical drug pre-launch, launch and other commercialization activities. A Party may designate a substitute to temporarily attend and perform the functions of such Party’s designee at any meeting of the JCC. The JCC shall be co-chaired by a representative of each of Licensee and Amarin. One Licensee member of the JCC shall serve as secretary of the JCC at each JCC meeting.

3.2.3 Meetings. Following formation, the JCC shall meet at least once every [***], and in any case more or less frequently as Licensee and Amarin deem appropriate or as reasonably requested by either such Party, on such dates and at such places and times as the Parties shall agree. The JCC may meet either (i) in person alternating between the offices of Licensee and Amarin, or such other place as the Parties may agree or (ii) by audio or video teleconference. The members of the JCC also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. Licensee and Amarin each may, on advance notice to the other Party, invite non-member employees of such Party to attend meetings of the JCC.

3.2.4 Decision-Making. The JCC may make decisions with respect to any subject matter that is subject to their decision-making authority and functions as set forth in Section 3.2. All decisions of the JCC shall be made by unanimous vote or written consent, with Licensee and Amarin each having collectively, among its respective members, one (1) vote in all decisions. If the JCC cannot reach consensus on a given matter, then decision-making authority shall be allocated to [***]; provided, however, that, to the extent [***] reasonably determines that a given decision of [***] could materially and adversely affect Development and Commercialization of Product outside the Territory, then [***] shall, upon a prior written notification to [***] of the grounds for its decision in reasonable detail, have the final decision making authority with respect to such matter.

3.3 Committees. From time to time, the Parties may establish and delegate duties to other committees (each, a “Committee”) to oversee particular matters. Each such Committee shall be constituted and shall operate as the Parties reasonably and mutually determine as reflected in a written agreement between the Parties; provided, that each Committee shall have equal representation from each Party.

3.4 Limits on Committee Authority. The JDC, JCC and any other Committee shall have only the powers assigned expressly to it in this ARTICLE 3 and elsewhere in this Agreement, and shall not have any power to amend, modify or waive compliance with this Agreement. In furtherance thereof, each Party shall retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers or discretion shall be delegated or vested in the JDC, JCC and any other Committee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. Without

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limiting the generality of the foregoing, the JDC, JCC and any other Committee shall have no decision-making authority with respect to any matters related to (i) approving (or otherwise making decisions with respect to) matters related to obtaining, maintaining or enforcing Patent protection for the Product in the Field in the Territory (which matters shall be governed by ARTICLE 9), (ii) the Development of the Product outside the Field or outside of the Territory, (iii) the Commercialization of the Product outside the Field or outside of the Territory or (iv) the Manufacture of the Product.

3.5 Disbanding the JDC and JCC. At any time during the Term, and for any reason, Amarin shall have the right to disband the JDC and JCC (and any Committees existing as of such time) upon written notice to Licensee, which notice shall be effective immediately upon receipt (“Disbanding Notice”). Following the issuance of a Disbanding Notice and subject to this Section 3.5, (i) the JDC and JCC (and any Committees existing as of such time) shall immediately cease meeting and (ii) all decisions, obligations, rights and responsibilities within the purview of the JDC and JCC (and any Committees existing as of such time) shall henceforth be handled directly between the Parties with each Party maintaining its respective decision making authority in the event of any dispute. If, at any time following the issuance of a Disbanding Notice, Amarin wishes to reestablish the JDC and/or JCC, Amarin shall notify Licensee in writing and, thereafter, the JDC and/or JCC, as applicable, shall be reestablished and function in accordance with the provisions of this ARTICLE 3. For clarity, to the extent that the Development and/or Commercialization of the Product in the Territory are not adversely affected, the disbanding of the JDC and JCC (and any Committees existing as of such time) by Amarin under this Section 3.5 shall have no impact on the consideration provided for or due to Amarin under this Agreement.

3.6 Actions. In developing strategies, making decisions and exercising its rights under this Agreement (including acting through its representatives on any of the Committees), each Party shall act in good faith.

3.7 Exchange of Information. Licensee shall keep Amarin fully and promptly informed as to its progress and activities in material aspects relating to the Development and Commercialization of the Product in the Territory, including with respect to regulatory matters and meetings with Regulatory Authorities, by way of updates to appropriate Committees at their meetings or directly in writing in English in the event that the Committees are disbanded and as otherwise specified in this Agreement, or as reasonably requested from time to time by Amarin. In connection therewith, Licensee shall provide Amarin with such information regarding such progress and activities under the Development Plan or the Commercialization Plan, or otherwise relating to the Product, as Amarin may reasonably request from time to time.

3.8 Minutes of Committee Meetings. Definitive minutes of all Committee meetings shall be finalized no later than [***] after each meeting. The minutes shall be approved by each Party not later than the first order of business at the immediately succeeding Committee meeting.

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3.9 Expenses. Each Party shall be responsible for all of its own expenses incurred in connection with participating in the JDC or JCC meetings or any of the other Committee meetings.

ARTICLE 4

DEVELOPMENT

4.1 Overview.

4.1.1 Overview of Development. Subject to the terms and conditions of this Agreement, Licensee shall conduct, in accordance with the Development Plan, the Territory Development Activities, including bridging studies, clinical studies, Phase IV Clinical Studies (and other post-Regulatory Approval studies). Licensee shall perform the Territory Development Activities (with the necessary assistance of Amarin to the extent such assistance is required by Applicable Laws in the Territory) so as to (i) enable obtaining Regulatory Approval in the Territory for Product in the Field and (ii) maximize the commercial potential for Product in the Field in the Territory.

4.1.2 General Development Activities and Development Outside the Territory or Outside the Field; Regulatory Approvals Outside the Territory or Outside the Field. The Parties hereby agree and acknowledge that nothing contained herein shall limit or otherwise restrict the ability of Amarin or its other licensees or sublicensees, as applicable, to (i) perform the General Development Activities as it sees fit and at its sole discretion, (ii) Develop the Product for use or sale outside the Territory (whether or not in the Field) and (iii) obtain or maintain Regulatory Approvals for the Product outside the Territory (whether or not in the Field). Without limiting the generality of the foregoing, the Development Plan shall not address (a) any General Development Activities, (b) any activities which are necessary solely for obtaining or maintaining Regulatory Approval for the Product in any country outside the Territory or (c) obtaining or maintaining Regulatory Approvals for the Product outside the Territory.

4.1.3 Manufacturing Related Activities. The Parties shall agree as to the allocation of responsibility with respect to the performance of the developmental aspects of Territory-Specific Analytical Release Testing; provided, that, for clarity, Licensee shall be solely responsible for any costs incurred by Licensee or Amarin in performing Territory-Specific Analytical Release Testing.

4.1.4 Certain Additional Restrictions. Licensee agrees and acknowledges that it and its Affiliates shall not conduct any Development of the Product except in accordance with the Development Plan established pursuant to this Agreement.

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4.2 Objectives Under the Development Plan.

4.2.1 Development Activities.

(a) Licensee shall use Commercially Reasonable Efforts to carry out the Territory Development Activities set forth in the Development Plan in accordance with the time frames set forth therein and in a manner designed to achieve successful Development and Regulatory Approval for the VHTG indication in the Territory.

(b) Licensee shall use Commercially Reasonable Efforts to carry out the Territory Development Activities set forth in the Development Plan in accordance with the time frames set forth therein and in a manner designed to achieve successful Development and Regulatory Approval for [***] in the Territory to the extent that (a) the competent Governmental Authorities have approved the Product in such indication for sale outside the Territory or (b) Amarin or its Affiliates or any of their respective licensees are Developing the Product for such indication outside the Territory.

4.2.2 Specific Development Diligence. [***], Licensee shall (i) assuming the Regulatory Materials to be provided by Amarin hereunder are sufficient for submitting a CTA in the PRC, submit a CTA in the PRC [***], (ii) subject to Amarin’s timely supply of required quantities of clinical samples and placebo, initiate clinical testing in the PRC within [***] after obtaining CTA approval therefor, and (iii) file for IDL approval within [***] after finalizing clinical testing in the PRC. [***] the Parties shall meet with key opinion leaders, contract research organizations and other experts in such indication in order to generate a Development Plan [***]

4.2.3 Compliance. Licensee shall conduct its Development Activities in accordance with sound and ethical business and scientific practices, and in compliance with all Applicable Laws, GCPs and GLPs. In addition, Licensee shall not use in any capacity, in connection with its Development (or Commercialization) of Product hereunder, any Person who has been debarred pursuant to Section 306 of the FD&C Act (or similar Applicable Laws outside of the U.S.), or who is the subject of a conviction described in such section, and Licensee shall inform Amarin in writing immediately if it or any Person who is performing services for Licensee hereunder is debarred or is the subject of a conviction described in Section 306 (or similar Applicable Laws outside of the U.S.), or if any action, suit, claim, investigation or legal administrative proceeding is pending or, to Licensee’s knowledge, is threatened, relating to the debarment of Licensee or any Person used in any capacity by Licensee in connection with its Development (or Commercialization) of Product hereunder.

4.3 Development Plan and Development Budget.

4.3.1 General. In connection with the Development of the Product for use in the Field in the Territory, Licensee shall conduct Territory Development Activities, if any, pursuant to a comprehensive development plan (the “Development Plan”). The Development Plan shall set forth, among other things, the following:

(a) any preclinical studies, toxicology studies, pharmaco-economic studies, and other clinical studies (including Phase IV Clinical Trials) necessary for obtaining and maintaining Regulatory Approval in the Territory, in each case, together with all protocols, endpoints and primary investigators conducting such studies, with respect to the Product in the Field in the Territory, including:

(i) for the VHTG indication, a timeline for commencement and completion of clinical trials;

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(ii) for each of the HTG and Cardiovascular Risk Reduction indications in the Territory [***] and

(iii) [***]

(b) all regulatory plans and other elements of obtaining and maintaining Regulatory Approvals in the Field in the Territory, including the plans and timeline for preparing the necessary Regulatory Materials and for obtaining Regulatory Approval in the Field in the Territory;

(c) a detailed annual budget for all Development Costs and Regulatory Costs for the activities in the applicable Development Plan (the “Development Budget”); and

(d) summary plans and timeline for Territory-Specific Analytical Release Testing.

4.3.2 Initial Development Plan. The initial Development Plan for the Product is set forth as Schedule 4.3.2. To the extent that future “national meetings” with the Regulatory Authorities in the Territory provide guidance with respect to the risk management plan or Territory Development Activities, the Parties shall consider such guidance in updating and amending the Development Plan pursuant to Section 4.3.3.

4.3.3 Updating and Amending Development Plan and Development Budget; Additional Development Activities. [***] during the Term, the JDC shall review, update and approve amendments to the Development Plan (including the Development Budget contained therein) which shall cover the Territory Development Activities to be conducted during the upcoming Calendar Year, and the JDC shall, on at least a [***] basis, review and update, as appropriate, the then-current Development Plan (including the Development Budget) to reflect any material changes, reprioritizations of, or additions to the Development Plan. Notwithstanding the foregoing, from time to time during the Term, either Party may submit to the JDC any proposed expansion or other material amendment of the Development Plan to cover additional Territory Development Activities (or otherwise amend the Territory Development Activities) with respect to the Product for use in the Field in the Territory for the JDC’s review and approval. Once approved by the JDC, each amended Development Plan (including the Development Budget contained therein) shall become effective and supersede the previous Development Plan and Development Budget as of the date of such approval or at such other time as decided by the JDC.

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4.4 Development Costs.

4.4.1 Territory Development Activities. Licensee shall be solely responsible for one hundred percent (100%) of all Development Costs incurred by: (i) Licensee; or (ii) to the extent approved by the JDC or included in a Development Plan and Development Budget, Amarin (except to the extent as described in the next sentence), with respect to any Territory Development Activities (including, for clarity, any given Development Activities which are deemed Territory Development Activities in accordance with Section 1.83). To the extent reasonably requested by Licensee, Amarin shall provide assistance [***] in connection with the preparation and filing of the CTA application for the VHTG indication. In addition, in each Calendar Year, to the extent reasonably requested by Licensee, Amarin shall provide [***] for the performance or implementation of Territory Development Activities necessary for Regulatory Approval of the Product in the Territory. However, any Out-of-Pocket Costs incurred by Amarin in performing or implementing such assistance, or the internal costs for any assistance by Amarin in excess of [***], shall be borne by Licensee, and Amarin shall invoice Licensee for such Development Costs it incurs in connection with performing such Territory Development Activities, which invoices Licensee shall pay within [***] of receipt thereof. Notwithstanding the foregoing, Product and placebo required for the purpose of performing one or more clinical trials (i.e., clinical trial material) for the VHTG indication in the Territory will be provided by Amarin [***] to Licensee [***] in the aggregate (and Product or placebo required in excess of such number of subjects or for other Territory Development Activities shall be supplied to Licensee at Licensee’s sole cost and expense in accordance with Article 7). For clarity, Licensee shall be responsible for all freight, shipping, handling, imported tax and duties, clinical packaging and labeling, distribution and returns associated with any such Product.

4.4.2 Territory-Specific Analytical Release Testing. Licensee shall be solely responsible for one hundred percent (100%) of all Development Costs incurred by Licensee or Amarin (to the extent as described in the next sentence) with respect to any Territory-Specific Analytical Release Testing. Amarin shall invoice Licensee for Development Costs it incurs in connection with performing Territory-Specific Analytical Release Testing, which invoices Licensee shall pay within [***] of receipt thereof.

4.4.3 General Development Activities. Amarin shall be responsible for one hundred percent (100%) of all Development Costs incurred by Amarin with respect to any General Development Activities.

4.5 Records, Reports and Information.

4.5.1 General. Licensee shall, and shall cause each of its Affiliates and permitted Third Party subcontractors to, maintain current and accurate records of all work conducted by it under the Development Plan and all data and other information resulting from such work (which records shall include, as applicable, books, records, reports, research notes, charts, graphs, comments, computations, analyses, recordings, photographs, computer programs and documentation thereof (e.g., samples of materials and other graphic or written data generated in connection with the Development Activities)). Such records shall properly reflect all work done and results achieved in the performance of the Development Activities in sufficient detail and in good scientific manner appropriate for regulatory and patent purposes. Licensee shall

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document all preclinical studies and clinical trials to be conducted pursuant to the Development Plan in formal written study reports according to applicable national and international (e.g., ICH, GCP and GLP) guidelines. Amarin shall be given an adequate opportunity, in any event not less than [***], to comment on and approve the drafts of reports resulting from Territory Development Activities conducted under the Development Plan.

4.5.2 Status Updates. Licensee shall provide the JDC with reports detailing its respective Territory Development Activities and the results thereof at least [***] prior to any JDC meeting, but in any event, on at least a Calendar Quarter basis. Without limiting the foregoing, Licensee shall promptly, but in any event within [***] after receipt thereof, provide to Amarin copies of any material documents or correspondence received from any Regulatory Authority related to Territory Development Activities.

4.5.3 Access to Records. Amarin shall have the right to review all records under the Development Plan maintained by Licensee at reasonable times, upon written request.

4.6 Ownership and Transfer of Development Data. All data (including pre-clinical, clinical, technical, chemical, safety, and scientific data and information), know-how and other results generated by or resulting from or in connection with the conduct of Development Activities, including relevant laboratory notebook information, screening data, Regulatory Data and synthesis schemes, including descriptions in any form, data and other information (collectively, the “Development Data”), shall be owned solely and exclusively by the Party generating such data which shall be Confidential Information of such Party (and each Party shall require that all of its Affiliates and subcontractors assign any of such Affiliates’ and subcontractors’ right, title and interest in and to such Development Data to such Party). With respect to Development Data generated by a Party hereunder, such Party shall promptly provide the other Party with copies of reports and, if available, summaries thereof, in each case as such reports and summaries become available to such Party.

4.7 Right to Audit. Licensee shall ensure that Amarin’s authorized representatives and any Regulatory Authorities, to the extent permitted by Applicable Laws, may, during regular business hours and upon reasonable advance written notice, (i) examine and inspect its facilities or, subject to any Third Party confidentiality restrictions and other obligations, the facilities of any subcontractor or any investigator site used by Licensee in the performance of Development of the Product in the Field in the Territory hereunder, and (ii) subject to Applicable Laws and any Third Party confidentiality restrictions and other obligations, inspect all data, documentation and work product to the extent reasonably available to Licensee relating to the activities performed by it, the subcontractor or investigator site, including the medical records of any patient participating in any clinical study, in each case generated pursuant to the said Development. This right to inspect all data, documentation, and work product relating to the Product in the Field in the Territory may be exercised at any time during the Term upon reasonable notice, or such longer period as shall be required by Applicable Laws. The audit rights described in this Section 4.7 are without limitation of other audit rights described elsewhere in this Agreement.

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ARTICLE 5

REGULATORY

5.1 Regulatory Data and Regulatory Materials.

5.1.1 Regulatory Data Generated by Amarin and Licensee. Within [***] after the Effective Date, Amarin and Licensee shall meet and agree upon the portion of Regulatory Materials and Regulatory Data which is in Amarin’s possession and that is necessary for Licensee to perform its obligations hereunder and Amarin shall thereafter use reasonable efforts to supply Licensee with such Regulatory Materials and Regulatory Data. During the Term, Amarin and Licensee shall each promptly provide to the other copies of any further Regulatory Materials and Regulatory Data that either may generate or otherwise acquire. For clarity, Regulatory Materials and Regulatory Data generated or acquired by Amarin’s sublicensees shall be included in such Regulatory Materials and Regulatory Data to be provided by Amarin to Licensee to the extent that such materials are accessible to and Controlled by Amarin.

5.1.2 Use of Data by Licensee. Licensee may only use the Regulatory Materials and Regulatory Data, and any other Development Data, provided by Amarin hereunder for the purposes of Developing and Commercializing the Product, and obtaining and maintaining Regulatory Approval for the Product, in the Field in the Territory pursuant to this Agreement. Amarin may use the Regulatory Materials and Regulatory Data, and any other Development Data, provided by Licensee hereunder for the purposes of Development and Commercialization of and obtaining and maintaining Regulatory Approval of the Product (a) outside the Territory (whether in the Field or outside Field) and (b) in accordance with Section     , in the Territory.

5.1.3 Regulatory Materials. Each Party shall, as soon as reasonably practicable after the same become available, provide the other Party with copies of the core data sheet, approved local prescriber, and patient-directed, labeling that are proposed or approved for the Commercialization and Development of the Product in the Field in the Territory, with respect to Licensee, or outside the Field or outside the Territory, with respect to Amarin.

5.2 Regulatory Filings and Regulatory Approvals.

5.2.1 General Responsibilities; Ownership of Regulatory Approvals. Subject to Section 5.2.4, Licensee shall be responsible for the preparation of all Regulatory Materials necessary or desirable for obtaining and maintaining the Regulatory Approvals for the Product in the Field in the Territory (including in connection with Patient Information Leaflets, labeling and packaging for the Product in the Field in the Territory) and Licensee shall submit such Regulatory Materials, as applicable, to the applicable Governmental Authorities in the Territory. For clarity, to the extent allowed by Applicable Laws, all Regulatory Approvals for the Product in the Field in the Territory (other than those related solely to the Manufacture of the Bulk Product and Finished Product, if any, which it is agreed shall be held and owned by Amarin) shall be held and owned by Licensee in its name. In the event that the Applicable Law does not allow Licensee to be the holder of certain Regulatory Approval for the Product in the Territory,

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such Regulatory Approval shall be held by Amarin in its name with the intent to provide under this Agreement to Licensee the privileges of ownership of such Regulatory Approvals and related Regulatory Materials. In furtherance of the foregoing, (i) to the extent required by Applicable Laws or a Regulatory Authority (which requirement shall be notified in writing by Licensee to Amarin), at Amarin’s cost and expense, or (ii) at the reasonable request of Licensee, at Licensee’s cost and expense, then Amarin or its designee shall attend key meetings with the relevant Regulatory Authorities with respect to obtaining or maintaining the Product Approvals for the Product in the Field in the Territory; provided, that, to the extent the subject matter of such meeting makes it appropriate given the allocation of responsibilities herein (e.g., Amarin’s responsibility for Manufacturing the Bulk Product or the Finished Product), then Amarin or its designee may attend such meeting. Notwithstanding the foregoing, if changes during the Term in the activities performed by Licensee with respect to the Product, or in Applicable Laws, would permit any of the Regulatory Approvals for the Product in the Field in the Territory to be held by, and in the name of, Licensee, then Amarin shall transfer any such Regulatory Approvals to Licensee.

5.2.2 Cost of Regulatory Activities. All Regulatory Costs incurred in connection with the preparation by or on behalf of Licensee of Regulatory Materials for, and obtaining of, Product Approvals in the Field in the Territory for Product shall be borne solely by Licensee. Licensee shall be responsible for all Regulatory Costs involved in the maintenance of all Regulatory Approvals for Product in the Field in the Territory. Amarin shall invoice Licensee for Regulatory Costs it incurs in connection with the preparation of Regulatory Materials (including the performance of any Territory-Specific Analytical Release Testing associated therewith) for, and obtaining of Product Approvals in, the Field in the Territory for the Product to the extent that such Regulatory Costs to be incurred by Amarin are incurred in accordance with the Development Plan or have otherwise been approved by Licensee in writing, which invoices Licensee shall pay within [***] of receipt thereof. [***]

5.2.3 Reporting and Review. Licensee shall keep Amarin reasonably and regularly informed in connection with the preparation of all Regulatory Materials, Regulatory Authority review of Regulatory Materials, and Regulatory Approvals, in each case with respect to Product for sale in the Field in the Territory. Licensee shall provide Amarin, within [***] to the extent material, and otherwise within [***], with copies of all notices, questions, and requests for information in tangible form which it receives from a Regulatory Authority with respect to Product for sale in the Field; provided, however, that Licensee shall have the right to redact any information to the extent not related to Product.

5.2.4 Consultation and Approval Prior to Regulatory Filings. The Parties shall consult with each other on the strategy for pre-authorization activities (i.e., Regulatory Authority meetings and IDL filing) and post-authorization activities, with respect to Regulatory Approvals for the Product in the Field in the Territory prior to the filing. Without limitation of the foregoing, Licensee shall provide Amarin with a copy of all proposed Regulatory Materials in English for review and approval prior to filing, and Licensee shall incorporate any reasonable comments received from Amarin to the extent Amarin provides comments in a timely manner;

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provided, however, that Amarin shall have final decision-making authority on the content of all Regulatory Materials associated with the Product in the Field in the Territory in the event that Amarin, in accordance with Section 3.1.4, reasonably determines that such Regulatory Materials could materially and adversely affect Development and Commercialization of the Product in the Field outside the Territory; provided, further, that, if such Regulatory Materials are required in order to obtain Regulatory Approval for the Product in the Field in the Territory, then Licensee may submit such Regulatory Materials but shall revise them to the extent possible to take into account Amarin’s comments.

5.3 Communications. The Parties shall cooperate in communicating with any Regulatory Authority having jurisdiction regarding the Product in the Field whether within the Territory or outside the Territory and Licensee shall immediately notify Amarin in the event that Licensee (or any of its Affiliates, Sublicensees, subcontractors, wholesalers or distributors) communicates, or intends to communicate, either on its own initiative in accordance with this Agreement or as a result of such a Regulatory Authority initiating contact with such Person in connection therewith. Notwithstanding the foregoing, except as may be required by Applicable Laws, Licensee (and its Affiliates, Sublicensees, subcontractors, wholesalers and distributors) shall not, with respect to the Product, communicate with (i) any Regulatory Authority having jurisdiction outside the Territory regarding the Product or (ii) any Regulatory Authority with respect to the Product for use outside the Field, in each case, unless explicitly provided for in the Development Plan or requested or permitted in writing to do so by Amarin, or unless so ordered by such Regulatory Authority, in which case Licensee shall immediately notify Amarin of such order and shall, to the extent permitted by Applicable Laws, not take any further actions or communicate with such Regulatory Authority further until Amarin has provided instruction as to how to proceed, which instruction shall be given reasonably in advance of the deadline, if any. All communications with Regulatory Authorities regarding the Product in the Field in the Territory shall be undertaken as provided in this Agreement.

5.4 No Other Regulatory Filings. Except as otherwise expressly set forth in ARTICLE 5, Licensee (and its Affiliates) shall not file any Regulatory Materials or Regulatory Approvals for the Product or that are otherwise based on any Amarin Technology or any Joint Patents.

5.5 Rights of Reference.

5.5.1 Licensee’s Rights. Amarin shall permit Licensee (and its Affiliates or permitted Sublicensees) to access, and shall provide Licensee (and its Affiliates or permitted Sublicensees) with sufficient rights to reference and use, in association with exercising Licensee’s rights and performing its obligations under this Agreement, Amarin’s Development Data, Regulatory Materials and Regulatory Approvals outside the Territory that are associated with the Product in the Field. Amarin shall transmit to the extent accessible to and Controlled by Amarin all necessary and appropriate letters to applicable Regulatory Authorities advising such applicable Regulatory Authorities of such rights of reference and use.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5.5.2 Amarin’s Rights. Licensee shall permit Amarin (and its Affiliates or permitted Sublicensees) to access, and shall provide Amarin (and its Affiliates or permitted Sublicensees) with sufficient rights to reference and use, in association with exercising its rights and performing its obligations under this Agreement, Licensee’s Development Data, Regulatory Materials and Regulatory Approvals in the Territory that are associated with the Product. Licensee shall transmit to the extent accessible to and Controlled by Licensee all necessary and appropriate letters to applicable Regulatory Authorities advising such applicable Regulatory Authorities of such rights of reference and use.

5.6 Adverse Event Reporting, Safety Data Exchange and Medical Inquiries.

5.6.1 Pharmacovigilance. Subject to the terms of this Section 5.6.1, each Party shall be responsible for its respective pharmacovigilance obligations under Applicable Laws. Licensee, as the intended beneficiary under this Agreement of the privileges of ownership of the Product Approvals in the Field in the Territory, shall be responsible for the collection, review, assessment, tracking and filing of information related to adverse events associated with the Product in the Territory (whether or not Product Approval has been achieved), in each case in accordance with Applicable Laws and this Agreement (and Licensee shall ensure that, in the Development and Commercialization of the Product, it will record, investigate, summarize, notify, report and review all adverse events in accordance with Applicable Laws, including, for clarity, laws relating to adverse event reporting in both the U.S. and the Territory). Amarin (or its designee) shall be responsible for the collection, review, assessment, tracking and filing of information related to adverse events associated with the Product in the countries outside the Territory. The safety units from each of the Parties shall meet and agree upon a written pharmacovigilance agreement for exchanging adverse event and other safety information relating to the Product prior to Licensee’s first clinical activity or prior to the first Regulatory Approval in the Territory (whichever is first). Such written pharmacovigilance agreement shall ensure that adverse event associated with the Product and other safety information is exchanged according to a schedule that will permit each Party (and its designees or, solely with respect to Amarin, its sublicensees) to comply with Applicable Laws and regulatory requirements in their respective markets.

5.6.2 Global Safety Database. Amarin shall be responsible for maintaining the global safety database for Product. The written pharmacovigilance agreement prescribed by Section 5.6.1 shall ensure that adverse event and other safety information is exchanged according to a schedule that will permit Amarin (and each of its designees and sublicensees, as applicable) to comply with Applicable Laws and regulatory requirements in their respective markets. Amarin shall provide Licensee with reasonable access to such global safety database without any compensation to Amarin.

5.6.3 Medical Inquiries for the Product. Following the Effective Date, Licensee, as the intended beneficiary under this Agreement of the privileges of ownership of the Product Approvals in the Field in the Territory, shall be responsible for handling all medical questions or inquiries in the Territory, including all Product Complaints, with regard to any Product sold by or on behalf of Licensee (or any of its Affiliates), in each case in accordance

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

with Applicable Laws and this Agreement. Amarin shall provide a copy of any standardized responses to medical inquiries to Licensee for Licensee’s use with respect to the Product in the Field in the Territory. Amarin shall immediately forward any and all medical questions or inquiries which it receives with respect to any Product sold by or on behalf of Licensee (or any of its Affiliates) in the Territory to Licensee in accordance with all Applicable Laws and Licensee shall immediately forward to Amarin any and all medical questions or inquiries that it receives with respect to Product (i) not sold by or on behalf of Licensee (or any of its Affiliates) in the Territory or (ii) outside of the Territory, in each case in accordance with all Applicable Laws. Notwithstanding the foregoing, Amarin shall be responsible for handling all Product Complaints other than those related to the Development and Commercialization of the Product in the Field in the Territory, and Licensee shall refer all such Product Complaints to Amarin. Licensee shall be responsible for handling all Product Complaints related to the Development and Commercialization of the Product in the Field in the Territory, and Amarin shall refer all such Product Complaints to Licensee.

5.7 Regulatory Authority Communications Received by a Party.

5.7.1 General. Each Party shall immediately inform the other Party of notification of any action by, or notification or other information which it receives (directly or indirectly) from, any Regulatory Authority whether inside the Territory or outside the Territory which (i) raises any material concerns regarding the safety or efficacy of the Product; (ii) indicates or suggests a potential material liability of either Party to Third Parties in connection with the Product; (iii) is reasonably likely to lead to a recall, market withdrawal or market notification with respect to the Product whether inside the Territory or outside the Territory; or (iv) relates to expedited and periodic reports of adverse events with respect to the Product whether inside the Territory or outside the Territory, or Product Complaints, and which may have an adverse impact on Regulatory Approval or the continued Commercialization of the Product whether inside the Territory or outside the Territory. Licensee shall be solely responsible for responding to any such communications relating to the Product in the Field in the Territory and the Parties shall reasonably cooperate with and assist each other in complying with regulatory obligations, including by Amarin providing to Licensee such information and documentation which is in Amarin’s possession as may be necessary or reasonably helpful for Licensee to prepare a response to an inquiry from a Regulatory Authority in the Territory with respect to the Product in the Field. Each Party shall also promptly provide the other Party with a copy of all correspondence received from a Regulatory Authority whether inside the Territory or outside the Territory specifically regarding the matters referred to above. Amarin (or its designee) shall be solely responsible for any communications relating to the Product outside of the Territory or outside the Field.

5.7.2 Disclosures. In addition to its obligations under this Agreement, each Party shall disclose to the other Party (and in the case of Amarin, Amarin shall have the right to subsequently disclose to its designees) the following regulatory information:

(a) all material information pertaining to actions taken by Regulatory Authorities, whether inside the Territory or outside the Territory, in connection with the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Product in the Field, including any notice, audit notice, notice of initiation by Regulatory Authorities of investigations, inspections, detentions, seizures or injunctions concerning the Product in the Field, notice of violation letter (i.e., an untitled letter), warning letter, service of process or other inquiry; provided, however, that a Party shall be entitled to redact those portions thereof to the extent not related to the Product in the Field. Without limiting the generality of the foregoing, each Party shall promptly, but in any event within [***], inform the other Party of any inspections, proposed regulatory actions, investigations or requests for information or a meeting by any Regulatory Authority with respect to the Product in the Field whether inside the Territory or outside the Territory; and

(b) all information pertaining to notices from Regulatory Authorities, whether inside the Territory or outside the Territory, of non-compliance with Applicable Laws in connection with the Product, including receipt of a warning letter or other notice of alleged non-compliance from any Regulatory Authority relating to the Product; provided, however, that a Party shall be entitled to redact those portions thereof to the extent not related to the Product.

5.8 Recall, Withdrawal, or Market Notification of Product.

5.8.1 Notification and Determination. In the event that any Governmental Authority threatens or initiates any action to remove the Product from the market in the Field whether inside the Territory or outside the Territory (in whole or in part), the Party receiving notice thereof shall notify the other Party of such communication immediately, but in no event later than [***], after receipt thereof. Notwithstanding the foregoing, in all cases Licensee, as the intended beneficiary under this Agreement of the privileges of ownership of the Product Approvals in the Field in the Territory, shall determine (and notify Amarin with respect to such determination) whether to initiate any recall, withdrawal or market notification of the Product in the Field in the Territory, and Amarin, acting as the holder of the Product Approval, shall act on behalf of Licensee in any recall, withdrawal and market notification of the Product. Amarin shall determine whether to initiate any such recall, withdrawal or market notification of the Product outside the Field in the Territory, or outside the Territory, including the scope of such recall or withdrawal (e.g., a full or partial recall, temporary or permanent recall, or “dear doctor” letter) or market notification; provided, however, that, before Licensee or Amarin (as the case may be) initiates a recall, withdrawal or market notification in the Territory, the Parties shall promptly meet and discuss in good faith the reasons therefor; provided, that such discussion shall not delay any action that is required to be taken under Applicable Laws in relation to any recall, withdrawal or market notification. In the event of any such recall, withdrawal or market notification in the Territory, Licensee or Amarin (as the case may be) shall determine the necessary actions to be taken, and shall implement such action, with the other Party providing reasonable input (which the first Party shall in good faith consider and incorporate into any recall, withdrawal or market notification strategy) and reasonable assistance, to conduct such recall, withdrawal or market notification. Without limiting the foregoing, Amarin shall have the right to propose that a Product recall, withdrawal or market notification should be initiated by Licensee in the Territory, and the Parties shall jointly make the decision as to whether or not the

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recall, withdrawal or market notification will be initiated; provided, however, that, in the event Licensee does not agree to initiate such recall, withdrawal or market notification, then Licensee shall indemnify Amarin under Section 11.2 with respect thereto. Licensee shall at all times utilize a batch tracing system which will enable the Parties to identify, on a prompt basis, customers within the Territory who have been supplied with Product of any particular batch, and to recall such Product from such customers as set forth in this Section 5.8.1.

5.8.2 Cost Allocation. [***]

(a) [***]

(b) [***]

ARTICLE 6

COMMERCIALIZATION

6.1 Commercialization in the Field in the Territory. During the Term, Licensee shall be solely responsible for Commercializing the Product in the Territory for use in the Field, which Commercialization shall be in accordance with the Commercialization Plan and this Agreement. Licensee shall be responsible for one hundred percent (100%) of the expenses (including Pre-Marketing and other Commercialization expenses) incurred in connection with the Commercialization of the Product in the Territory for use in the Field. Without limiting the foregoing, Licensee shall use Commercially Reasonable Efforts to Commercialize the Product for use in the Field in the Territory; provided, that Amarin is using Commercially Reasonably Efforts to comply with its obligations to supply Product in accordance with ARTICLE 7 of this Agreement.

6.2 Commercialization Plan.

6.2.1 Initial Commercialization Plan. On an annual basis commencing with the Calendar Year in which the first filing for Regulatory Approval in the Field in the Territory is expected to be made, Licensee shall prepare a commercialization plan with respect to the Commercialization of the Product in the Field in the Territory pursuant to this Agreement (the “Commercialization Plan”). The initial Commercialization Plan (i.e., for the Product for the Calendar Year in which the Regulatory Approval is expected to be received) will be prepared by Licensee (the “Initial Commercialization Plan”) at an appropriate and agreed time following the Effective Date [***] and shall be subject to approval by the JCC in accordance with the provisions of Section 3.2.4.

6.2.2 Updates to Commercialization Plan. [***] each Calendar Year (except as set forth in Section 6.2.1), Licensee shall create and submit to the JCC for its review, discussion and approval the Commercialization Plan for the following Calendar Year. From time to time during a given Calendar Year, Licensee may propose written updates to the Commercialization Plan for review, discussion and approval by the JCC. Licensee shall conduct all Commercialization of the Product in accordance with the Commercialization Plan and this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

6.2.3 Contents of Commercialization Plan. [***]

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

(f) [***]

6.3 Licensee’s Performance.

6.3.1 Specific Commercialization Obligations. Without limiting the generality of the provisions of Section 6.1, in connection with the Commercialization of the Product in the Territory for use in the Field by Licensee hereunder:

(a) Licensee shall (i) use Commercially Reasonable Efforts to Commercialize Product for use in the Field in the Territory, (ii) maximize the commercial potential for Product in the Field in the Territory, (iii) represent Product accurately and fairly, (iv) Commercialize Product so as to reflect favorably on Product and the good name, goodwill and reputation of Amarin and (v) act in good faith to maximize the economic value of Product.

(b) Licensee shall not (i) disparage, defame, discredit, or negatively comment to Third Parties in any way about or concerning the Product or Amarin (including Amarin’s activities, operations or other products) nor permit its employees, officers or directors to do so, (ii) utilize deceptive, misleading or unethical business practices, or (iii) take any action or inaction that would reasonably be likely to prejudice the value of Product.

(c) Licensee shall be solely responsible for (i) receiving, accepting and filling orders for the Product in the Field in the Territory, (ii) handling all returns of the Product in the Field in the Territory, (iii) controlling invoicing, order processing and collection of accounts receivable for the sales of the Product in the Field in the Territory, and (iv) distributing and managing inventory of the Product in the Field in the Territory.

(d) Licensee shall launch Product in the Territory within [***] after all applicable Regulatory Approvals for Product have been obtained, and shall thereafter ensure that the Product remains commercially available in the Territory for the duration of the Royalty Term, subject to adequate supply of the Product in accordance with ARTICLE 7 of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(e) As promptly as practicable, following the First Commercial Sale of the Product in the Field in the PRC, Licensee shall commit a dedicated team to maximize the market access of the Product in the Field in the PRC. During the [***] period after the First Commercial Sale of the Product in the Field in the PRC, Licensee shall use Commercially Reasonable Efforts (1) to file applications to win the biddings in all core provinces in the PRC as agreed under the Commercialization Plan, (2) to submit for pricing approval and (3) for listing in the national drug reimbursement catalogue. [***]

6.3.2 Commercialization Plan. Without limiting the obligations of Licensee under Sections 6.3.1, Licensee shall use Commercially Reasonable Efforts to carry out the Commercialization activities in the Commercialization Plan in accordance with the time frames set forth in the Commercialization Plan.

6.4 Reports. Without limiting Licensee’s quarterly reporting obligations under Section 8.4 with respect to Net Sales, Royalty Payments and Sublicense Income, Licensee shall (i) [***], provide Amarin a reasonably detailed report regarding its significant Commercialization activities involving Product during the preceding Calendar Year, including number of sales representatives and details, and overall marketing expenditures; and (ii) [***], provide Amarin the number of prescriptions written (aggregated by province) to the extent such number of prescriptions written can be provided by IMS (or a similar internationally recognized information service). In addition, Licensee shall update the JCC [***] regarding its significant Commercialization activities involving the Product.

6.5 Compliance.

6.5.1 Reporting. Licensee shall ensure that all government reporting (including price and gift reporting), and sales, marketing and promotional practices, in respect of the Product in the Territory meet the standards required by (i) the Drug Administration Law, (ii) the Anti-unfair Competition Law of the PRC, (iii) the Advertising Law of the PRC, the Standards for the Review and Publication of Drug Advertisement issued by the CFDA and the State Administration of Industry and Commerce, (iv) the Anti-Corruption Laws, and (v) other Applicable Laws. Each of Amarin and Licensee shall reasonably cooperate with the other Party to provide the other Party access to any and all information, data and reports required by the other in order to comply with the provisions of Applicable Laws required in the respective jurisdictions in which each Party sells the Product, including reporting requirements, in a timely and appropriate manner. Each Party shall ensure that its reporting under governmental healthcare programs in the Territory related to the Product is true, complete and correct in all respects; provided, however, that a Party shall not be held responsible for submitting erroneous reports if such deficiencies result from information provided by the other Party which itself was not true, complete and correct.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

6.5.2 Corporate Compliance Program. Licensee shall maintain an effective comprehensive corporate compliance program that is compliant with Applicable Laws; provided, however, that, whether or not required by Applicable Laws, such compliance program will include a mechanism for its employees and the public to report, anonymously if they choose, any concerns about potential illegal activity relating to the Commercialization of the Product in the Field in the Territory. Such compliance program will require Licensee to investigate any such report of wrongdoing. At Amarin’s request, Licensee shall provide to Amarin written copies in English of any reports of any investigations initiated by Governmental Authorities in the Territory as to the knowledge of Licensee.

6.5.3 General Compliance Obligations. Licensee specifically agrees, on behalf of itself and its Affiliates, Sublicensees and subcontractors, and its and their respective officers, directors and employees (together with Licensee, the “Representatives”), to comply with Applicable Laws and, specifically, in connection with the subject matter of this Agreement:

(a) The Representatives shall not directly or indirectly pay, offer or promise to pay, authorize the payment of any money or give, offer or promise to give, or authorize the giving of anything else of value, to: (a) any Government Official in order to influence official action; (b) any individual or entity (whether or not a Government Official) (1) to influence such individual or entity to act in breach of a duty of good faith, impartiality or trust (“acting improperly”), (2) to reward such individual or entity for acting improperly or (3) where such individual or entity would be acting improperly by receiving the money or other thing of value; (c) any individual or entity (whether or not a Government Official) while knowing or having reason to know that all or any portion of the money or other thing of value will be paid, offered, promised or given to, or will otherwise benefit, the individuals or entities for the purposes listed in clauses (a) and (b) above.

(b) The Representatives shall not, directly or indirectly, solicit, receive or agree to accept any payment of money or anything else of value in violation of the Anti-Corruption Laws.

(c) The Representatives shall comply with the Anti-Corruption Laws and shall not take any action that will, or would reasonably be expected to, cause either Party or its Affiliates to be in violation of any such laws or policies.

(d) No Representative that will participate or support its performance of its obligations hereunder has, directly or indirectly, (i) paid, offered or promised to pay or authorized the payment of any money, (ii) given, offered or promised to give or authorized the giving of anything else of value or (iii) solicited, received or agreed to accept any payment of money or anything else of value, in each case ((i), (ii) and (iii)), in violation of the Anti-Corruption Laws during the three (3) years preceding the date of this Agreement.

(e) Each Representative shall have acquired all applicable licenses, permits, qualifications, approvals or authorizations by the competent Governmental Authority in each jurisdiction in which it operates, including the PRC Ministry of Commerce, the PRC State Administration of Industry and Commerce and the CFDA, in accordance with Applicable Laws.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(f) Licensee shall promptly provide Amarin with written notice of the following events: (i) upon becoming aware of any actual or alleged breach or violation by Licensee or its Representative of any obligation in this Section 6.5 or (ii) upon receiving a formal notification that it is the target of an investigation by a governmental authority for a violation of the Anti-Corruption Laws or upon receipt of information from any of the Representatives connected with this Agreement that any of them is the target of an investigation by a governmental authority for a violation of the Anti-Corruption Laws.

Licensee shall be responsible for any breach of any obligation under this Section 6.5 or of the Anti-Corruption Laws by any of its Representatives.

6.5.4 Non-Compliance. On the occurrence of any of the following events:

(a) Amarin becomes aware of, whether or not through a Compliance Audit, that Licensee or any of its Representatives is in breach or violation of any obligation in this Section 6.5 or of the Anti-Corruption Laws; or

(b) notification is received under Section 6.5.3(f) relating to any suspected or actual violation of the Anti-Corruption Laws by Licensee or any of its Representatives,

then, in either case ((a) or (b)), Amarin shall have the right, in addition to any other rights or remedies under this Agreement or to which Amarin may be entitled in law or equity, to: (i) take such steps as are reasonably necessary in order to avoid a potential violation or continuing violation by Licensee or any of its Representatives of the Anti-Corruption Laws, including by requiring that Licensee agrees to such additional measures, including possible self-disclosures, representations, warranties, undertakings and other provisions as are reasonably necessary (“Provisions”); and (ii) terminate this Agreement in its entirety immediately: (A) in the event that the breach or violation by Licensee which is the subject of the notice to Amarin pursuant to Section 6.5.3(f)(i) is confirmed by an internal investigation of the compliance team of Licensee, and has not been cured to the reasonable satisfaction of Amarin within [***] after receipt of such notice by Amarin (provided, that Amarin shall have the right in its sole discretion to challenge the finding of Licensee’s internal investigation and, upon exercising such right, the Parties agree to cooperate with, and submit any and all evidence in connection with such investigation to, an internationally recognized law firm mutually selected by the Parties in order to resolve such dispute within [***] after such submission and the Parties agree to be bound by the final decision rendered in connection therewith); or (B) in the event that an investigation which is the subject of the notice by Licensee to Amarin pursuant to Section 6.5.3(f)(ii) is concluded with a finding that Licensee violated the Anti-Corruption Laws.

6.5.5 Effective Date Status; Improvement Plan. Licensee represents and warrants that (i) it has reviewed its internal programs in relation to compliance with Applicable Laws and the Anti-Corruption Laws in advance of the signing of this Agreement, and (ii) it and the other Representatives can and will continue to comply with such Applicable Laws and Anti-Corruption Laws in performance of its obligations hereunder. Should any measures be identified

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at meetings of the JCC that should be reasonably taken to improve the Representatives’ compliance with such Anti-Corruption Laws for the performance of its obligations hereunder (the “Improvement Plan”), Licensee shall implement such Improvement Plan within an agreed reasonable timeframe (which shall in any event not be in excess of [***]) from the date the Improvement Plan is delivered to Licensee.

6.5.6 Compliance Certification. Within [***] of each anniversary of the Effective Date (i.e., once per Calendar Year on the anniversary of the Effective Date), Licensee shall submit to Amarin a written certification by an appropriate corporate officer of Licensee, in a form acceptable to Amarin, regarding Licensee’s (and its Sales Representatives, as applicable) compliance with the terms of this Section 6.5.

6.5.7 Disclaimer. Licensee acknowledges that compliance with the Anti-Corruption Laws and other Applicable Laws in the Territory by it and its Representatives is the responsibility of Licensee under this Section 6.5, and Licensee agrees that Amarin shall have no liability to Licensee or any of its Representatives by reason of Amarin’s exercise (or failure to exercise) its rights or performance of its obligations under this Section 6.5.

6.6 Compliance Audit. For the Term, Licensee shall, for the purpose of auditing and monitoring the performance of its compliance with this Agreement and particularly its compliance obligations hereunder, permit Amarin and its Affiliates or its or the auditors of any of them to have once per Calendar Year (or more frequently upon a showing of good reason), upon reasonable notice, access to any premises of Licensee or its Affiliates used in connection with this Agreement (“Compliance Audit”). To the extent that any Compliance Audit by or on behalf of Amarin requires access and review of any commercially or strategically sensitive information of Licensee or its Affiliates relating to the business of Licensee or its Affiliates, such activity shall be carried out by a Third Party professional advisor appointed by Amarin and such professional advisor shall only report back to Amarin such information as is directly relevant to informing Amarin on Licensee’s compliance with the particular provisions of this Agreement being Compliance Audited (and shall enter into a commercially reasonable confidentiality agreement consistent with the foregoing). The costs and fees of any such Compliance Audit shall be paid by Amarin, except that, if a Compliance Audit reveals any material breach by Licensee of Section 6.5 as documented by such Third Party professional advisor, such costs and fees shall be paid by Licensee. Licensee shall bear its own costs of rendering assistance to the Compliance Audit. The audit rights described in this Section 6.6 are without limitation of other audit rights described elsewhere in this Agreement.

6.7 Provisions applicable to Sales Representatives and/or Medical Science Liaisons.

6.7.1 General. Licensee shall, and shall cause its Sales Representatives to, conduct all details with respect to the Product and perform its other Commercialization activities under this Agreement in the Territory in adherence with Applicable Laws and Regulatory Approvals.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

6.7.2 Compensation. Licensee shall be solely responsible for (i) any compensation that is payable to its Sales Representatives (including with respect to any employee benefit plan), (ii) the payment or withholding of any contributions, payroll taxes, or any other payroll-related item by or on behalf of Licensee (or its Affiliates) or any of its Sales Representatives or Medical Science Liaisons, and (iii) any failure of Licensee (or its Affiliates) to withhold or pay required taxes or failure to file required forms with regard to compensation and benefits paid or extended by Licensee (or its Affiliates) to any of its Sales Representatives or Medical Science Liaisons.

6.7.3 Training. Licensee shall be solely responsible for training, and all costs associated with such training, its Sales Representatives and Medical Science Liaisons using Commercially Reasonable Efforts and in all cases in accordance with Applicable Laws, including timely reporting of any adverse events with respect to the Product. Such training will include, among other topics, CFDA requirements and other national and local regulations and industry guidelines, including those set forth in Section 6.5.1 above.

6.7.4 Acts of Sales Representatives and Medical Science Liaisons. For the avoidance of doubt, Licensee shall be solely responsible for any act or omission of its Sales Representatives and Medical Science Liaisons while interacting with healthcare professionals or performing any Commercialization activities (including any proceedings or claims for benefits that any Sales Representative or Medical Science Liaison may make under or with respect to any Amarin benefit plan). Licensee shall be solely responsible and liable for all probationary and termination actions taken by it with respect to its Sales Representatives and Medical Science Liaisons, as well as for the formulation, content and dissemination (including content) of all employment policies and rules (including written compliance policies, and probationary and termination policies) applicable to its employees and contractors. Licensee shall ensure that its policies require a clear delineation between the promotional and medical activities, including training both its Sales Representatives and Medical Science Liaisons on the differentiation of their roles under Applicable Laws. For clarity, Sales Representatives shall not engage in medical affairs activities (including receiving, approving or delivering grants) nor will they attend formulary committee meetings and no Medical Science Liaison shall serve as a Sales Representative.

6.8 Promotional Materials.

6.8.1 Creation of Promotional Materials. Licensee will create and develop Promotional Materials for the Territory in accordance with the Regulatory Approvals and Applicable Laws and at Licensee’s sole cost and expense, in each case based (to the extent consistent with such Regulatory Approvals and Applicable Laws) on promotional materials used by Amarin in the U.S. (copies of which shall be provided by Amarin to Licensee at Licensee’s reasonable request). Prior to the First Commercial Sale of the Product, Licensee shall provide samples thereof to Amarin in English for its information and use prior to distributing such Promotional Materials (for clarity, such samples need only be submitted for each different type of Promotional Material, as opposed to each item of Promotional Material needing to be submitted). Any new samples of Promotional Material for the Territory made thereafter will be

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provided to Amarin for its information and use. To the extent Licensee includes any Amarin trademarks in the Promotional Materials for the Territory, Licensee shall comply with Amarin’s then current guidelines for trademark usage.

6.8.2 Inclusion of Logos on Packaging and Promotional Materials. To the extent permitted or required by Applicable Laws and subject to obtaining necessary Regulatory Authority approvals, with respect to Product to be sold by or on behalf of Licensee (or any of its Affiliates) in the Territory, the Amarin housemark and the Licensee housemark shall be given equal prominence on all package inserts utilized by Licensee. Amarin hereby grants to Licensee a non-exclusive, royalty-free right and license during the Term to utilize the Amarin housemark (including all trademarks, names and logos) in order to perform the Commercialization activities required to be performed by Licensee hereunder in accordance with the terms of this Agreement. Licensee hereby grants to Amarin a non-exclusive, royalty free right and license during the Term to utilize the Licensee housemark (including all trademarks, names and logos) in order to perform the Manufacturing and other activities to be performed by or on behalf of Amarin under the terms of this Agreement. Each Party shall only use the housemark of the other Party with the necessary trademark designations, and each Party shall use the other Party’s housemarks in a manner that does not derogate from such Party’s rights in its trademarks, names and logos. Each Party shall submit representative samples of its use of the other Party’s housemark for review by the JCC. Each Party will take no action that will interfere with or diminish the other’s rights in its respective trademarks, names and logos, and if a Party reasonably believes that the use of its trademarks, names and logos by the other Party hereunder is interfering with or diminishing its rights, such Party shall notify the other Party thereof in writing and such other Party shall promptly cease use of such trademarks, names or logos in such manner. Each Party agrees that all use of the other Party’s trademarks, names and logos will inure to the benefit of such other Party, including all goodwill in connection therewith.

6.8.3 Licensee Ownership of Promotional Materials. Subject to ARTICLE 14, Licensee shall own all right, title and interest in and to any Promotional Materials created by Licensee hereunder relating to the Product in the Field in the Territory including copyrights, but excluding trademarks (including the Product Trademark), names, logos and other marks owned by or on behalf of Amarin or its Affiliates.

6.8.4 Use of Promotional Materials Exclusively for the Product. The Promotional Materials, and any aspects of those uniquely tied to the Product, shall be used by Licensee (and its Affiliates, Sublicensees, subcontractors, wholesalers and distributors) in connection with the Commercialization of the Product in the Field in the Territory in accordance with the terms of this Agreement, and Licensee shall not use, or allow any other Person to use, any such Promotional Materials except in accordance with this Agreement.

6.9 Product Trademarks and Product Trade Dress.

6.9.1 Product Trademark. Licensee shall Commercialize the Product in the Field in the Territory under the trademark VASCEPA™ (and logo) (as displayed on Schedule 6.9.1) and related trade dress (together, the “Product Trademark” and the “Product Trade

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Dress”, respectively). Notwithstanding the foregoing, based on a review of market research, regulatory research, legal searches, investigation results, and any other relevant information that may have been collected by either Party that is relevant to the clearance for use and registration of a trademark or for use and registration of a trade dress, Licensee shall register a trademark and trade dress in the local language in the Territory mutually agreeable to the Parties (the “Licensee Trademark” and the “Licensee Trade Dress”) to be used in the Commercialization of the Product in the Field in the Territory. Licensee shall bear all costs relating to the creation, legal clearance, filing, registration, and maintenance of any Licensee Trademark and Licensee Trade Dress and shall own and employ any such Licensee Trademarks or Licensee Trade Dress in the Territory. For clarity, the Parties acknowledge and agree that it is their mutual intention that Licensee Commercialize the Product in the Field in the Territory under the Product Trademark, the Product Trade Dress, the Licensee Trademark and the Licensee Trade Dress. Licensee shall bear all costs relating to the creation, legal clearance, filing, registration, and maintenance of any alternative trademark and trade dress. Licensee shall not employ any such alternative trademarks or trade dress without obtaining Amarin’s prior approval.

6.9.2 Use and Ownership of Product Trademarks and Product Trade Dress. All uses of the Product Trademark and Product Trade Dress by Licensee (and its Affiliates, Sublicensees, subcontractors, wholesalers and distributors) to identify and/or in connection with the Commercialization of the Product in the Field in the Territory shall be in accordance with Regulatory Approvals and all Applicable Laws, Amarin’s quality control guidelines for the Product Trademarks and the Product Trade Dress, as may be amended from time to time, and shall be subject to the approval of Amarin in its reasonable discretion. Licensee (and its Affiliates) shall only use the Product Trademark and Product Trade Dress pursuant to the terms of this Agreement to identify, and in connection with the Commercialization of, the Product in the Territory for use in the Field. Licensee shall not (and shall cause its Affiliates, Sublicensees, subcontractors, wholesalers and distributors not to) use such Product Trademark or Product Trade Dress to identify, or in connection with the marketing of, any other products. Amarin shall own and retain all rights to the Product Trademark and Product Trade Dress (in each case, together with all goodwill associated therewith throughout the Territory), and Licensee shall assign (and shall cause its Affiliates, Sublicensees, subcontractors, wholesalers and distributors to assign), and hereby does assign, to Amarin, all of its and their right, title and interest in and to such Product Trademark and Product Trade Dress. If Licensee filed and registered any such Product Trademark or Product Trade Dress at the request of Amarin, then Amarin shall reimburse all reasonable costs relating to the filing, registration, and maintenance of such Product Trademark or Product Trade Dress within forty-five (45) days of receipt of an invoice therefor. Amarin shall also own rights to any Internet domain names incorporating the Product Trademark or any variation or part of the Product Trademark as its URL address or any part of such address; and Licensee shall own rights to any Internet domain names incorporating the Licensee Trademark or any variation or part of the Licensee Trademark (and not the trademark VASCEPA™ (and logo) (as displayed on Schedule 6.9.1)) as its URL address or any part of such address. Licensee shall not establish any Internet domain name or URL incorporating the Product Trademark without the prior written consent of Amarin. The Parties hereby agree and acknowledge that nothing contained herein shall limit Amarin’s right to use the Product Trademark or Product Trade Dress outside the Field or outside the Territory.

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6.9.3 Maintenance of Product Trademark. During the Term, Amarin shall use Commercially Reasonable Efforts to establish, maintain and enforce the Product Trademark in the Territory and shall bear all costs and expenses relating thereto.

6.9.4 Infringement of the Product Trademark. In the event that either Party becomes aware of any infringement of the Product Trademark by a Third Party in the Territory, such Party shall promptly notify the other Party and the Parties shall consult with each other in good faith with respect thereto. Licensee shall, at its sole discretion, have the first right to determine how to proceed with respect to such infringement, including by the institution of legal proceedings against such Third Party, in which case all costs and awards relating to such legal proceedings will be borne exclusively by Licensee. If requested to do so, Amarin shall reasonably cooperate with any and all action initiated by Licensee, including by joining legal proceedings as a party at Licensee’s reasonable expense. If Licensee elects not to take action or initiate legal proceedings against an instance of infringement to the Product Trademark in the Territory, Amarin shall have the right at its own and sole discretion to take action or initiate legal proceedings against such instance of infringement to the Product Trademark in the Territory, in which case all costs and awards relating to such legal proceeding will be borne exclusively by Amarin. If requested to do so, Licensee shall reasonably cooperate with any and all action initiated by Amarin in connection therewith, including, by joining legal proceedings as a party at Amarin’s reasonable expense.

6.9.5 Trademark Acknowledgments. Each Party acknowledges the sole ownership by the other Party and validity of all copyright, trademarks, trade dress, logos and slogans owned by the other Party and used or intended to be used in connection with the Commercialization of the Product for the Field in the Territory. Each Party agrees that it will not at any time during or after the Term assert or claim any interest in, or do anything which may adversely affect the validity or enforceability of, any copyright, trademark, trade dress, logo or slogan owned by the other Party and used or intended to be used on or in connection with the marketing or sale of the Product. Neither Party will register, seek to register or cause to be registered any copyrights, trademarks, trade dress, logos or slogans owned by the other Party and used or intended to be used on or in connection with the marketing or sale of the Product or any variation thereof, under any Applicable Laws providing for registration of copyrights, trademarks, service marks, trade names or fictitious names (including as an Internet domain name) or similar Applicable Laws, without the other Party’s prior written consent (in its sole discretion).

6.10 Global Branding Strategy. Amarin shall have the right, from time to time during the Term, to implement (and thereafter modify and update) a global branding strategy, including global messaging, for the Product for use in the Field throughout the world (the “Global Branding Strategy”). To the extent Amarin determines to utilize such Global Branding Strategy, Licensee shall use Commercially Reasonable Efforts to adhere to the Global Branding Strategy in its Commercialization of the Product, including with respect to any

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Promotional Materials; provided, that, in the event that Licensee believes that the application of the Global Branding Strategy in the Territory would be inappropriate whether because of linguistic or cultural particularities, because it is against the Applicable Laws of the Territory or because Licensee reasonably determines it would be inconsistent with Licensee’s obligation to use Commercially Reasonable Efforts to Commercialize the Product in the Territory, Licensee shall present such concern to Amarin, and the Parties shall discuss whether appropriate revisions to the Global Branding Strategy may make it appropriate for use in the Territory. Nothing in this Section 6.10 shall be construed to derogate from Licensee’s ultimate right and responsibility to use Commercially Reasonable Efforts to Commercialize the Product in the Territory in accordance with the terms and conditions of this Agreement.

6.11 Commercialization Data. Licensee shall own all marketing and sales data and information resulting from its Commercialization of the Product in the Field in the Territory (the “Commercialization Data”). Upon request from Amarin, Licensee shall provide to Amarin a copy of the Commercialization Data, including promotional materials, marketing strategies, market research data and customer lists. Amarin shall have the right and license to use all such Commercialization Data (and the right to grant its Affiliates and Third Parties the right to use such Commercialization Data) in connection with its commercialization of the Product in the Field outside the Territory, which right and license shall survive the expiration or termination of this Agreement. Notwithstanding the foregoing, Licensee’s obligation to provide Commercialization Data and Amarin’s right to use such data shall be performed, or exercised, respectively, in all instances in accordance with all Applicable Laws, including, without limiting the foregoing, any data privacy laws.

ARTICLE 7

SUPPLY

7.1 General. Amarin shall use Commercially Reasonable Efforts to Manufacture (or have Manufactured) and supply all quantities of the Finished Product or Bulk Product, as applicable, duly forecasted and ordered by Licensee pursuant to this ARTICLE 7 for clinical and commercial use in the Field in the Territory, in each case in accordance with the terms of this ARTICLE 7 and the Quality Agreement.

7.2 Development Supply. Amarin shall use Commercially Reasonable Efforts to Manufacture, or arrange for a Third Party to Manufacture, and supply all of Licensee’s requirements of the Finished Product for Territory Development Activities to be performed by it in accordance with the Development Plan, which supply shall be in accordance with the terms of this ARTICLE 7 and the applicable Quality Agreement. The Finished Product shall be ordered and supplied for Territory Development Activities in accordance with the procedures set forth in this ARTICLE 7; provided, that Amarin shall have no obligation to supply Product hereunder unless and until the Parties have (i) executed the Quality Agreement, and (ii) agreed as to an appropriate forecasting mechanism for Development supply of Product (either through including such forecasts in the Development Plan or some other mechanism) reasonably in advance of any orders therefor from Licensee.

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7.3 Commercial Supply. Amarin shall use Commercially Reasonable Efforts to Manufacture, or arrange for a Third Party to Manufacture, and supply all of Licensee’s requirements of the Finished Product or Bulk Product, as applicable, for commercial sale in the Field in the Territory pursuant to this Agreement, which supply shall be in accordance with the terms of this ARTICLE 7 and the applicable Quality Agreement. Licensee shall notify Amarin when its Manufacturing Facility and analytical laboratory(ies) in the Territory are qualified and ready for commercial production, and upon such notification, Amarin shall provide the Bulk Product to Licensee, and Licensee shall be responsible for qualifying and obtaining approval for its Facility and the subsequent packaging, labeling and release activities in the Territory. Amarin shall have the right to audit such Manufacturing Facility as set forth mutatis mutandis in Section 7.9.4.

7.4 Exclusivity. [***]

7.5 Packaging and Labeling; Certain Other Manufacturing Activities.

7.5.1 Finished Product. Notwithstanding anything to the contrary contained herein, in accordance with the procedures set forth in the Quality Agreement, with respect to the supply of Finished Product, Amarin or its designated Third Party shall be responsible (at its sole cost and expense, which shall be included in the Cost of Goods and Supply Price) for all final product labeling and packaging (whether in commercial or clinical packaging presentation, and, if not already qualified by Amarin’s existing stability program, including a new stability program, which shall be included in Cost of Goods and Supply Price), including insertion of materials such as patient inserts, patient medication guides, professional inserts and any other written, printed or graphic materials accompanying the Product, considered to be part of the Finished Product, and handling, storage, quality control, quality assurance, and the testing and release aspects of Territory-Specific Analytical Release Testing and related activities, of the Finished Product in connection with the foregoing (collectively, “Packaging and Labeling”). With respect to the supply of Finished Product, Amarin or its designated Third Party shall ensure that all such Packaging and Labeling shall comply with Applicable Laws, GMPs and the Regulatory Approvals for the Product in the Territory, including the Product Specifications; provided, that Licensee shall be responsible for compliance with Applicable Laws, GMPs and the Regulatory Approvals with respect to approved and camera-ready artwork for such Packaging and Labeling and all other printed components and materials, which camera-ready artwork Licensee shall prepare and deliver to Amarin (in electronic files in a native electronic format) at least [***] prior to issuing a firm Purchase Order.

7.5.2 Bulk Product. Notwithstanding anything to the contrary contained herein, in accordance with the procedures set forth in the Quality Agreement, with respect to the supply of Bulk Product, Licensee shall be responsible (at its sole cost and expense) for all Packaging and Labeling. With respect to the supply of Bulk Product, Licensee shall ensure that all such Packaging and Labeling shall comply with Applicable Laws, GMPs and the Regulatory Approvals for the Product in the Territory, including the Product Specifications.

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7.5.3 General. Amarin or its designated Third Party shall also be responsible for performing the testing and release aspects of Territory-Specific Analytical Release Testing of the Finished Product or Bulk Product, as applicable, and Licensee shall provide reasonable assistance to Amarin in connection therewith, all as more particularly set forth in the Quality Agreement. For clarity, if Amarin provides Bulk Product and Licensee performs Packaging and Labeling, then Licensee or its designated Third Party shall be responsible for performing the testing and release aspects of the Finished Product.

7.6 Forecasting and Ordering.

7.6.1 Forecast. Licensee shall furnish the first forecast under this Section 7.6 no less than [***] before the anticipated commencement of Territory Development Activities or Commercialization activities, as applicable (the “Initial Forecast Date”). [***] ([***] a “Forecast Date”), Licensee shall furnish Amarin a forecast of quantities of Finished Product or Bulk Product, as applicable, that Licensee expects to be delivered [***] (each a “Forecast”), with [***] being binding, [***] being permitted to vary in subsequent Forecasts by up to [***] being permitted to vary in subsequent Forecasts by up to [***], and the remainder of each Forecast being a good faith estimate for informational and planning purposes. If Licensee wishes to make a firm, binding order for the Product, it must provide Amarin with a Purchase Order for the Product [***]. All Forecasts shall (i) be specified for Finished Product or Bulk Product, as applicable, on a [***] basis and (ii) be for full production batches [***] of Finished Product or Bulk Product, as applicable. In the event that the foregoing Forecasts change over time based on commercial or regulatory developments or other factors, the Parties shall meet to discuss in good faith the reasonable ability of Amarin to accommodate any such change and an equitable allocation between the Parties of any resulting costs and expenses.

7.6.2 Long Range Capacity Planning; Supply Chain Improvements. Concurrent with the Initial Forecast, for the purposes of discussion and planning of manufacturing capacity Licensee shall provide a non-binding forecast of Finished Product and Bulk Product needs for the [***] following that specified in the then current Forecast as described in Section 7.6.1 (“Long Range Forecast”). In the event Amarin projects a shortfall in capacity based on the Long Range Forecast, the Parties will jointly discuss alternatives to increase such capacity, and the Parties shall promptly meet to discuss a reasonable manner of proceeding. Unless otherwise agreed to by the Parties during the Term, the Long Range Forecast shall be updated by Licensee and reviewed with Amarin on an annual basis.

7.6.3 Orders. On each Forecast Date, in addition to the Forecast specified in Section 7.6.1, Licensee shall for the Term deliver to Amarin a firm purchase order or orders specifying the quantities of the Finished Product or Bulk Product, as applicable, for delivery [***] (each a “Purchase Order”). Each such Purchase Order shall provide for aggregate quantities for delivery [***] provided, however, that, to the extent a Purchase Order sets forth quantities that are no less than [***] and no more than [***] of the quantities contained in such Forecast, then Amarin will use Commercially Reasonable Efforts to accommodate such amounts. [***]

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7.6.4 Receipt and Acceptance. Subject to the terms and conditions of this Agreement, Amarin shall use Commercially Reasonable Efforts to supply, and Licensee shall purchase, all Finished Product or Bulk Product, as applicable, ordered and specified in a Purchase Order. Purchase Orders may be delivered electronically or by other means to such location as Amarin shall designate and shall be in a form reasonably acceptable to Amarin. Amarin shall provide written confirmation of such Purchase Order to Licensee within [***] of receipt of such Purchase Order (the date of such written confirmation, the “Purchase Order Acceptance Date”). If Amarin fails to provide the written confirmation of such Purchase Order in a timely manner, such Purchase Order shall be deemed to have been duly accepted by Amarin and become legally binding upon the Parties on the [***] after receipt by Amarin. Amarin shall accept any Purchase Order for Finished Product or Bulk Product, as applicable, that does not exceed the applicable maximum provided for in the most recent Forecast. If a Purchase Order, whether or not accepted, exceeds such applicable maximum, the Parties shall seek to agree on a reasonable manner of proceeding. Amarin shall use Commercially Reasonable Efforts to supply any amount of Finished Product or Bulk Product, as applicable, that Licensee orders pursuant to Section 7.6.3 in excess of the maximum amount deliverable under the ordering and forecasting procedures specified herein, but, in any event, such efforts shall not be construed as an obligation hereunder and in no event shall Amarin be deemed in breach of this Agreement by means of a failure to provide Finished Product or Bulk Product, as applicable, in excess of the Forecasted amount. Nothing in any such Purchase Order or written acceptance shall supersede the terms and conditions of this Agreement or the Quality Agreement, and in the event of a conflict between the terms such Purchase Order (or written acceptance, as applicable) and the terms of this Agreement (or the Quality Agreement, as applicable), the terms of this Agreement (or the Quality Agreement, as applicable) shall control. All Purchase Orders, written acceptances of Purchase Orders and other notices contemplated under this Section 7.6 shall be sent to the attention of such persons as each Party may identify to the other in writing from time to time in accordance with Section 16.3. In addition, (i) Amarin shall not be liable for any delays related to changes or other matters applicable to any camera-ready artwork or other materials or information provided by Licensee, and (ii) the Parties acknowledge that delivery times for clinical quantities may vary.

7.7 Supply Price, Invoicing, and Cost of Goods Audit.

7.7.1 Clinical and Commercial Supply. Subject to Sections 4.4.1 and 5.2.2, the Finished Product or placebo supplied for Development in the Territory shall be invoiced [***] To the extent that placebo requested by Licensee is different from placebo used by Amarin, then, in addition to the foregoing, Licensee shall reimburse Amarin for any additional costs incurred by Amarin to develop, Manufacture, qualify or obtain such placebo. The Finished Product or Bulk Product, as applicable, supplied for Commercialization in the Territory shall be invoiced at [***]

7.7.2 Invoice. Each delivery of Finished Product hereunder for Development shall be accompanied by an invoice setting forth the Cost of Goods for such shipment, and each delivery of Finished Product or Bulk Product, as applicable, hereunder for Commercialization shall be accompanied by an invoice setting forth the Supply Price for such shipment. Licensee

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will make payment against each invoice, within the earlier of (a) [***] after obtaining the affirmative drug testing report at the destination port for the Product covered by a given invoice (provided, that Licensee shall deliver a copy of such drug testing report in English to Amarin within such [***] time period) or (b) [***] after the Product arrives at the destination port.

7.7.3 Cost of Goods Audit. Licensee shall have the right to audit the calculation of Amarin’s Cost of Goods. Such audit shall be carried out in the same manner as the audit provisions of Section 8.10 which shall apply mutatis mutandis to both Parties to facilitate such right of audit.

7.8 Shipping and Delivery.

7.8.1 Delivery. Subject to the terms and conditions of this Agreement, Amarin shall ship (or have shipped) to Licensee in accordance with this Section 7.8 the quantity of the Finished Product or Bulk Product, as applicable, specified in each accepted Purchase Order within [***] from the Purchase Order Acceptance Date or otherwise as agreed to by the Parties. Notwithstanding anything to the contrary contained herein, (i) Amarin will notify Licensee of the anticipated [***] (Incoterms 2010) [***] at least [***] prior to such [***] (Incoterms 2010) [***] date, which [***] (Incoterms 2010) [***] date may occur as many as [***] from the Purchase Order Acceptance Date, and such shipment shall be deemed to have been shipped on a timely basis hereunder, and (ii) in order to allow for Finished Product or Bulk Product, as applicable, Manufacturing variances, Amarin shall be entitled to ship quantities of Finished Product or Bulk Product, as applicable, [***] specified by Licensee in the applicable Purchase Order, and such shipment shall be deemed to have been shipped in satisfaction of Amarin’s obligations hereunder. Licensee shall purchase all such Finished Product or Bulk Product, as applicable, so shipped. The Finished Product or Bulk Product, as applicable, delivered by Amarin or its designee shall have at least [***] shelf life upon arrival at the destination port in the Territory, subject to delays caused by customs and other Governmental Authorities.

7.8.2 Shipment Terms. Finished Product or Bulk Product, as applicable, shall be supplied to Licensee [***] (Incoterms 2010) [***]. Delivery shall occur, and title and risk of loss will pass to Licensee, when the Product is shipped to Licensee’s carrier. Finished Product or Bulk Product, as applicable, shall be shipped at Licensee’s expense via a carrier identified by Licensee in the applicable Purchase Order; provided, that (i) such carrier shall be one that can transport and maintain such Finished Product or Bulk Product, as applicable, in accordance with Product Specifications (e.g., controlled room temperature [***] as per Product storage requirements), and (ii) in the event that Licensee fails to identify a carrier, Amarin may choose a carrier at its own reasonable discretion, at Licensee’s expense.

7.8.3 Retention. Unless the Parties agree otherwise, Amarin will maintain or cause to be maintained analytical samples of each Finished Product or Bulk Product, as applicable, in storage for a time period based upon Amarin’s sample retention policy.

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7.9 Quality and Compliance.

7.9.1 Quality Agreements. The Quality Agreements will set forth the Parties’ quality and compliance obligations with respect to Manufacture of the Finished Product or Bulk Product, as applicable, and Amarin’s quality and compliance obligations with respect to Manufacture of the Drug Substance used in the Finished Product or Bulk Product, as applicable. Licensee and Amarin agree to comply with the requirements and provisions set forth in the Quality Agreements. The Quality Agreements will set forth in greater detail many of the responsibilities and obligations set forth herein. In the event of a conflict between the terms of the Quality Agreements and the terms of this Agreement, the terms of this Agreement shall prevail. The Parties shall execute the Quality Agreements within [***] of the Effective Date, or such other time-frame as otherwise agreed between the Parties.

7.9.2 Notice of Non-Conformance.

(a) Amarin shall supply to Licensee the applicable batch number for the Finished Product or Bulk Product, as applicable, delivered as well as such other information as the Parties may set forth in the Quality Agreement with respect to the Manufacture of the Product (a “Manufacturing Certificate of Analysis and Compliance”) for all Finished Product or Bulk Product, as applicable, shipped to Licensee hereunder. Licensee shall promptly on receipt of each shipment of Finished Product or Bulk Product, as applicable, hereunder inspect, or cause to have inspected, each shipment of such Product for any damage, Defect or shortage, and cause to be tested by the qualified drug testing institution at the destination port in the Territory of each shipment of such Product for any quality issues, within a reasonable period of time and give Amarin written notice of any such damaged, defective or short shipment or any shipment of such Product with quality issues (a “Notice of Non-Conformance”). All testing shall be conducted in accordance with the Product Specifications and the Quality Agreement. “Defect” and “Defective” refer to Finished Product or Bulk Product, as applicable, that fails to meet the representations and warranties set forth in Section 10.2(j) as of the date of delivery.

(b) Latent Defects shall be communicated to Amarin, together with appropriate detail, via a Notice of Non-Conformance, without undue delay after such Latent Defect is first discovered by Licensee (or Licensee otherwise is notified of such Latent Defect), but in all cases within [***] of the date on which such Latent Defect was first discovered by Licensee or was notified to Licensee by the relevant Person discovering the defect, and thereafter such Latent Defect shall be handled as set forth in the remainder of this Section 7.9 and/or the Quality Agreement, as applicable. For purposes of this Section 7.9.2(b), “Latent Defects” shall mean those defects that could not be discovered by inspection or testing by Licensee or its designee as described in Section 7.9.2(a). Notwithstanding the foregoing, Licensee must submit a Notice of Non-Conformance, if at all, with respect to Finished Product or Bulk Product, as applicable, no later than [***] from the date of delivery of such Finished Product or Bulk Product, as applicable.

7.9.3 Notification of Significant Quality Issues. As set forth in the Quality Agreements, the Parties shall notify each other of the occurrence of a confirmed out-of specification or out-of-trend (“OOS”) result or major process deviation relating to the Product

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

and/or Drug Substance in the Territory. The Parties agree to consult on all quality decisions regarding any OOS result or major process deviations involving the Finished Product or Bulk Product, as applicable, and/or Drug Substance that is intended for the Territory.

7.9.4 Audits. Licensee shall have access to Amarin’s or its Third Party manufacturer’s Facilities associated with the Finished Product or Bulk Product, as applicable, or Drug Substance at a mutually agreeable time for the sole purpose of auditing the Facilities for operational compliance with cGMPs and the content of the respective Quality Agreement for Finished Product or Bulk Product, as applicable, and Drug Substance. The right to audit also includes any testing Facility related to the Finished Product or Bulk Product, as applicable, or Drug Substance; provided, that, to the extent a Third Party’s Facilities are the subject of an audit pursuant to this Section 7.9.4, Licensee shall (a) perform such audit in conjunction with Amarin (and any other licensees of Amarin desiring to so audit), (b) bear any costs charged by such Third Party associated with such audit, and (c) abide by any applicable terms and conditions regarding such audit as Amarin’s agreement with such Third Party may provide (including any limitations on the number of such audits as may be conducted in a given a time-frame). For clarity, Amarin shall have the right to accompany Licensee on any such audit of a Third Party’s Facility. The audit rights described in this Section 7.9.4 are without limitation of other audit rights described elsewhere in this Agreement. The audit rights described herein may be exercised by Licensee [***]. Notwithstanding anything in this Section 7.9.4 to the contrary, Licensee shall only have the right to audit a Third Party to the extent that Amarin has such right and such Third Party consents to Licensee accompanying Amarin on such audit.

7.10 Disputes and Remedies.

7.10.1 Disputes. If Licensee timely delivers a Notice of Non-Conformance in respect of all or any part of a shipment of the Finished Product or Bulk Product, as applicable, and Amarin does not agree with Licensee’s determination that the Finished Product or Bulk Product, as applicable, fails to meet the Product Specifications (or there is a short shipment), the Parties shall in good faith attempt to resolve such dispute. Amarin and Licensee shall have [***], unless otherwise agreed in writing by the Parties, from the date of Amarin’s receipt of a Notice of Non-Conformance to resolve such dispute regarding whether all or any part of such shipment of Finished Product or Bulk Product, as applicable, was Manufactured in conformance with the Product Specifications (or there is otherwise a short shipment). In the event of such a dispute, Licensee shall retain samples of such Finished Product or Bulk Product, as applicable, and make such samples available to Amarin at Amarin’s reasonable request. If the dispute regarding whether all or any part of a shipment of Finished Product or Bulk Product, as applicable, rejected by Licensee was Manufactured in conformance with the Product Specifications (or there is a short shipment) is not resolved in such [***] period, then the Parties shall submit the samples of such Finished Product or Bulk Product, as applicable, to the drug testing institution in the Territory for re-testing. The results of the drug testing qualified institution’s re-testing shall be final and binding on the Parties, and if such Finished Product or Bulk Product, as applicable, is determined to meet the Product Specifications (or is otherwise determined not to be a short shipment, as applicable), then Licensee shall pay for the costs of such drug re-testing; otherwise Amarin shall pay for such costs.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

7.10.2 Remedies. In the event any shipment of Finished Product or Bulk Product, as applicable, is timely rejected pursuant to this Section 7.10 solely as a result of such Finished Product or Bulk Product, as applicable, being Defective, then (i) Licensee shall, at the direction of Amarin, either (a) destroy such rejected Finished Product or Bulk Product, as applicable, at Amarin’s reasonable expense (in accordance with Applicable Laws) or (b) return such Finished Product or Bulk Product, as applicable, to Amarin, at a location designated by Amarin and at Amarin’s reasonable expense, and (ii) Amarin, at no expense to Licensee, shall (in Amarin’s sole discretion) either (a) use its Commercially Reasonable Efforts to replace such non-conforming Finished Product or Bulk Product, as applicable, or short shipment, or (b) give Licensee a credit in an amount equal to the amount paid or payable by Licensee with respect to such rejected Finished Product or Bulk Product, as applicable, or short shipment. In the event that any shipment of Finished Product or Bulk Product, as applicable, is not timely rejected or is rejected for any reason other than being Defective, Amarin shall have no liability to Licensee in connection therewith, and Licensee shall, at its sole cost, destroy such rejected Finished Product or Bulk Product, as applicable, in compliance with Applicable Laws. SUBJECT TO SECTION 11.1, AMARIN’S LIABILITY IN RESPECT OF ANY REJECTION (INCLUDING ANY SHORT SHIPMENT) SHALL BE LIMITED TO THE REMEDIES PROVIDED IN THIS SECTION 7.10.2. For clarity, a shipment of Finished Product or Bulk Product, as applicable, that is a short shipment shall not be subject to return by Licensee.

7.11 Shortages. In the event that Amarin anticipates the materials and/or Manufacturing capacity of Amarin or its Third Party manufacturer required to Manufacture and deliver the Finished Product or Bulk Product, as applicable, to Licensee is to be in short supply, Amarin shall promptly notify Licensee of such shortage and the Parties shall promptly meet to discuss the shortage. Amarin shall provide a written plan of action stating in reasonable detail the identifiable cause of the shortage and proposed measures to remedy the shortage and the date such shortage is expected to end. Within [***] after the occurrence of any shortage event, Amarin shall allocate its inventory of the Product, if any, among Licensee and Amarin, and its Affiliates, licensees and/or business partners for the Product world-wide, on a pro-rata basis, based upon market share and order volumes for the prior [***] period until the Purchase Orders from Licensee can be adequately fulfilled. Upon the occurrence of a shortage event as described above, Amarin shall, for the limited purpose of complying with its inventory allocation obligations set forth above, provide Licensee with reports setting forth its annual world-wide sales of the Product within [***] after the end of each Calendar Year. Notwithstanding anything to the contrary contained herein, the situation where the commercial success of the Product in the Territory is the reason for such shortage shall not constitute a “shortage” or mean that Amarin is “unable to supply” for purposes of this Section 7.11 (provided, that Amarin is using Commercially Reasonable Efforts to supply all of Licensee’s Purchase Orders in accordance with this Agreement, including the allocation set forth in this Section 7.11). Amarin shall use its Commercially Reasonable Efforts to minimize the duration of any shortage. Licensee shall maintain reasonable safety stock of Finished Product or Bulk Product, as applicable, of at least [***] of safety stock of the Product based on [***] binding portion of the most recent Forecast.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

7.12 Product Specification and Manufacturing Changes. Neither Party shall make any Product Specification changes and/or Drug Substance Specification changes as it pertains to the Product to be supplied in the Field in the Territory without prior written consent of the other Party, such consent not to be unreasonably withheld. In the event of such consent, the Parties shall enter into a written supplemental agreement with respect to the division of responsibilities for obtaining Regulatory Approvals of such changes and the cost to be assumed by each Party in connection therewith. Amarin shall notify Licensee in writing (i) [***] before it changes the Facility used to Manufacture the supply of the Product in the Field in the Territory and any Product Specification for the Product in the Field in the Territory applicable to the Regulatory Materials filed with CFDA, or (ii) [***] before it makes any changes within the Facility for the Product in the Field in the Territory applicable to the Regulatory Materials filed with CFDA. Each Party shall provide the other Party with all necessary documentation and information required for preparing the applicable Regulatory Materials with CFDA; provided, that all applicable Regulatory Materials shall be prepared and filed by the Parties in accordance with the provisions of ARTICLE 5 and each Party shall bear its respective costs and expenses incurred in connection therewith. Notwithstanding the foregoing and the forecasting and ordering provisions under Section 7.6, Amarin shall use Commercially Reasonable Efforts to ensure the sufficient supply of Product to Licensee during the transitional period for the changes set forth in this Section 7.12. Amarin and Licensee shall discuss means to ensure supply throughout this transition period and the Parties may be required to hold a safety stock of Product at each of their respective sites to mitigate any supply shortages that may occur as a result of such changes. For clarity, changes made with respect to the Facilities or other sites that are applicable to the supply of Product outside the Field or outside the Territory, or otherwise not applicable to the Regulatory Materials filed with CFDA with respect to the supply of the Product in the Field in the Territory, will not be subject to this Section 7.12.

7.13 Termination of Supply Obligations. Notwithstanding anything to the contrary contained herein, the obligations of Amarin under this ARTICLE 7, including the obligations to Manufacture and supply Finished Product or Bulk Product, as applicable, to Licensee hereunder, and Licensee’s obligations to purchase solely from Amarin, shall continue during the Royalty Term and, so long as Amarin desires to continue supplying the Finished Product or Bulk Product, as applicable, shall continue after the end of the Royalty Term, upon reasonable terms and conditions to be agreed between the Parties. [***]

ARTICLE 8

PAYMENTS

8.1 Upfront Payment. On the Effective Date, Licensee shall pay to Amarin an upfront amount equal to fifteen million Dollars ($15,000,000) (the “Upfront Payment”) by wire transfer of immediately available funds into an account designated in writing by Amarin. The Upfront Payment shall be nonrefundable and noncreditable against any other payments due hereunder.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

8.2 Milestone Payments. Licensee shall pay to Amarin the milestone payments described in this Section 8.2 following achievement (first occurrence) of the corresponding milestone event. A Party shall promptly notify the other Party in writing of, but in no event later than [***] after, the achievement (first occurrence) of each such milestone event (each, a “Milestone Notification Notice”) achieved by it. Licensee shall pay the applicable milestone payment by wire transfer of immediately available funds into an account designated by Amarin within [***] after the date of the Milestone Notification Notice; provided, however, that in no event shall a failure to deliver a Milestone Notification Notice relieve Licensee of its obligation to pay Amarin the milestone payments described in this Section 8.2. Each such milestone payment shall be payable only once regardless of how many times the milestone event is achieved. Each such milestone payment is nonrefundable and noncreditable against any other payments due hereunder.

Milestone Event	Milestone Payment

Regulatory Milestones

Very High Triglycerides

[***]	[***]

[***]	[***]

High Triglycerides

[***]	[***]

[***]	[***]

Cardiovascular Risk Reduction*

[***]	[***]

[***]	[***]

[***]

Sales Based Milestones

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Total Possible Milestone Event Payments:	One Hundred Fifty Four Million Dollars ($154,000,000)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

8.3 Royalty Payments; Sublicense Income.

8.3.1 Royalty Payments. As further consideration for the rights granted to Licensee under this Agreement, Licensee shall pay to Amarin tiered payments (“Royalty Payments”) at the following rates (the “Royalty Rates”) based on aggregate annual Net Sales of Product in the Territory for all or any portion of the Calendar Year falling within the Royalty Term for such Product:

Calendar Year Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

8.3.2 Sublicense Income. In addition to other amounts due under this Section 8.3, Licensee will pay Amarin [***] of all Sublicense Income received during a given [***] (“Sublicense Income Payment”).

8.4 Royalty Reports and Payment Procedures. Licensee shall calculate all (i) Royalty Payments with respect to Net Sales, and (b) Sublicense Income, payable to Amarin pursuant to Section 8.3 at the end of each [***], which amounts shall be converted to Dollars at such time in accordance with Section 8.6. Licensee shall provide a written estimate of Sublicense Income received and Net Sales during the just ended [***] within [***] of the end of such [***]. Thereafter, Licensee shall pay to Amarin the Royalty Payment due for Net Sales, and Sublicense Income Payment due for Sublicense Income, during a given [***] within [***] following the end of such [***]. Each Royalty Payment and Sublicense Income Payment due to Amarin shall be accompanied by (i) a statement of the amount of gross sales of the Product in the Territory, and gross Sublicense Income received, during the applicable [***] (such amounts expressed in local currency and in Dollars converted at the relevant time in accordance with Section 8.6), (ii) an itemized calculation of Net Sales in the Territory, showing each deduction provided for in the definition of “Net Sales” during such [***], and (iii) a calculation of the amount of the Royalty Payment due on such Net Sales, and the Sublicense Income Payment due on such Sublicense Income, for such [***]. Without limiting the generality of the foregoing, Licensee shall require its Affiliates and Sublicensees (if any) to account for its Net Sales and to provide such reports with respect thereto as if such sales were made by Licensee.

8.5 Taxes and Withholding. Each of the Parties, respectively, shall pay and/or withhold taxes in accordance with Applicable Laws.

8.5.1 VAT. The Parties agree to cooperate with one another and use reasonable efforts to ensure that value added tax or similar payment (“VAT”) in respect of any payments made by Licensee to Amarin under this Agreement does not represent an unnecessary cost in respect of payments made under this Agreement. For purposes of clarity, all sums payable under this Agreement shall be exclusive of VAT. In the event that any VAT is owing in any jurisdiction in respect of any such payment, Licensee shall pay such VAT, and (i) if such VAT is owing as a result of any action by Licensee, including any assignment or sublicense (including assignment to, or payment hereunder by, another Licensee-related entity or Affiliate), or any failure on the part of Licensee or its Affiliates to comply with applicable tax laws or filing or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

record retention requirements, that has the effect of modifying the tax treatment of the Parties hereto, then the payment in respect of which such VAT is owing shall be made without deduction for or on account of such VAT to ensure that Amarin receives a sum equal to the sum which it would have received had such VAT not been due or (ii) otherwise, such payment shall be made after deduction of such VAT. For the sake of clarity, any increase in payments to Amarin under this Section 8.5 shall reflect only the incremental increase in VAT directly resulting from clause (i) above. In the event that any VAT is owing in any jurisdiction in respect of any such payment, Amarin will provide to Licensee tax invoices showing the correct amount of VAT in respect of such payments hereunder.

8.6 Withholding Tax. If Licensee is required to make a payment to Amarin that is subject to a deduction of tax or withholding tax under the Applicable Laws, the sum payable by Licensee to Amarin shall be net of any such deduction or withholding tax and any amount so deducted or withheld by Licensee shall be remitted in accordance with the Applicable Laws. Any such deduction or withholding tax required to be paid or withheld by Licensee under the Applicable Laws shall be an expense of, and borne solely by, Amarin. Licensee shall not change its methodology or procedures for payments under this Agreement without the prior written consent of Amarin. For clarity, any business tax due under Applicable Laws in the Territory shall be borne by Licensee as an Indirect Tax in accordance with Section 8.6.2.

8.6.1 Tax Cooperation. To the extent Licensee is required to deduct and withhold taxes on any payments to Amarin, Licensee shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to Amarin an official tax certificate or other evidence of such withholding sufficient to enable Amarin to claim such payments of taxes. Amarin shall provide to Licensee any tax forms that may be reasonably necessary in order for Licensee not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. Amarin shall use reasonable efforts to provide any such tax forms to Licensee at least [***] prior to the due date for any payments for which Amarin desires that Licensee apply a reduced withholding rate. Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Laws, of withholding taxes, VAT, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or VAT.

8.6.2 Indirect Tax. All payments to be made by Licensee to Amarin pursuant to the terms of this Agreement are stated exclusive of Indirect Taxes. If any Indirect Taxes are chargeable in respect of such payments, Licensee shall pay such Indirect Taxes.

8.7 Currency Conversion. All payments hereunder shall be made in Dollars. For the purpose of calculating any sums due under, or otherwise reimbursable pursuant to, this Agreement (including the calculation of Net Sales expressed in currencies other than Dollars), any amount expressed in a foreign currency shall be converted into Dollars based on the applicable exchange rate quoted on “www.oanda.com” for the last day of the relevant [***] or the date that a milestone is achieved.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

8.8 General Payment Procedures. Unless otherwise expressly payable in certain time frames as provided in this Agreement (including Section 7.7.1), the receiving Party shall invoice the paying Party for all amounts due to such receiving Party under this Agreement, and such payments shall be made within [***] following the receipt by the paying Party of an invoice from the receiving Party specifying the amount due.

8.9 Late Payments. Any amount required to be paid by a Party hereunder which is not paid within [***] after the date due shall bear interest at a rate equal to the [***]. Such interest shall be computed on the basis of a year of [***] for the actual number of days payment is delinquent. Interest charged and paid with respect to any late payments will not limit any other remedies that may be available to a Party.

8.10 Financial Records and Audit. Licensee (and its Affiliates and Sublicensees) shall keep full, true and accurate records and books of account containing all particulars that may be necessary for the purpose of confirming the accuracy of, and calculating, as applicable, all Royalty Payments, Sublicense Income Payments and other amounts payable to Amarin hereunder (including records of Net Sales and Sublicense Income), for a minimum period of [***] or such longer period as required by Applicable Laws. Amarin shall have a right to request an audit of Licensee by an independent, internationally recognized accounting firm in order to confirm the accuracy of the foregoing (a “Financial Audit”). Upon the written request by Amarin to Licensee to conduct a Financial Audit, Amarin shall have the right to engage an independent, internationally recognized accounting firm to perform a review as is reasonably necessary to enable such accounting firm to calculate or otherwise confirm the accuracy of any of the foregoing for the Calendar Year(s) requested by Amarin; provided, that (i) such accountants shall be given access to, and shall be permitted to examine and copy such books and records of Licensee upon [***] prior written notice to Licensee, (ii) prior to any such examination taking place, such accountants shall enter into a confidentiality agreement with Licensee reasonably acceptable to Licensee in order to keep all information and data contained in such books and records strictly confidential and shall not disclose such information or copies of such books and records to any third person including Amarin, but shall only use the same for the purpose of the reviews and/or calculations which they need to perform in order to determine any amounts being reviewed, and (iii) such accountants shall use reasonable efforts to minimize any disruption to Licensee’s business. Licensee shall make personnel reasonably available during regular business hours to answer queries on all such books and records required for the purpose of the Financial Audit. The accountants shall deliver a copy of their findings to each of the Parties within [***] of the completion of the review, and, in the absence of fraud or manifest error, the findings of such accountant shall be final and binding on each of the Parties. Any underpayments by Licensee shall be paid to Amarin within [***] of notification of the results of such inspection. Any overpayments made by Licensee shall be refunded by Amarin within [***] of notification of the results of such inspection. The cost of the accountants shall be the responsibility of [***] unless the accountants’ calculation shows that the actual royalties payable, Net Sales, Sublicense Income and/or any other applicable amount audited hereunder to be different, by more than [***]. Without limitation of the foregoing, Licensee shall have the right to audit the calculation of any costs incurred by Amarin and with respect to which Amarin is

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

seeking reimbursement from Licensee hereunder, on the same terms and conditions as Amarin may audit Licensee’s records under this Section 8.10 (substituting references to “Amarin” for “Licensee”, and vice versa, and substituting references to “Development Costs” or “Regulatory Costs”, as the case may be, for “Net Sales”). The audit rights described in this Section 8.10 are without limitation of other audit rights described elsewhere in this Agreement.

ARTICLE 9

INTELLECTUAL PROPERTY MATTERS

9.1 Ownership of Intellectual Property.

9.1.1 General. Subject to the provisions of this Section 9.1.1 and except as expressly set forth otherwise in this Agreement, (i) Amarin shall solely own, and it alone shall have the right to apply for, Amarin Patents within and outside of the Territory, and (ii) Licensee shall solely own, and it alone shall have the right to apply for, Licensee Patents within and outside of the Territory. With respect to any Patents Covering any Joint Invention (“Joint Patents”), Licensee shall assign (and shall cause its Affiliates, Sublicensees and subcontractors to assign), and hereby does assign, any and all of Licensee’s (and its Affiliates’, Sublicensees’ and subcontractors’) right, title and interest in and to such Joint Patents, to Amarin, such that Amarin shall solely own such Joint Patents, and thereafter any Confidential Information contained therein shall be deemed “Confidential Information” of Amarin. Each Party shall promptly disclose to the other Party all Amarin Inventions, Licensee Inventions and Joint Inventions, as applicable, made by it during the Term. The determination of inventorship for such Inventions shall be made in accordance with Applicable Laws relating to inventorship set forth in the patent Applicable Laws of the United States (Title 35, United States Code). Licensee agrees that it shall not grant any license or other right with respect to the Licensee Inventions to any Third Party without the prior written consent of Amarin.

9.1.2 Employees. Each Party will require all of its and its Affiliates’ employees to assign all Inventions that are developed, made or conceived by such employees according to the ownership principles described in Section 9.1.1 free and clear of all liens, encumbrances, charges, security interests, mortgages or other similar restrictions. Each Party will also use its Commercially Reasonable Efforts to require any agents or independent contractors performing an activity pursuant to this Agreement to assign all Inventions that are developed, made or conceived by such agents or independent contractors to Amarin and/or Licensee according to the ownership principles described in Section 9.1.1 free and clear of all liens, encumbrances, charges, security interests, mortgages or other similar restrictions.

9.2 Disclosures; Disputes Regarding Inventions. Each Party shall, before filing a new Patent application (including provisionals and continuations-in-part) claiming or covering an Invention, promptly disclose such Invention to the other Party and shall provide the other Party with a copy of the proposed patent application at least [***] before filing such application or such shorter time as may be required to preserve Patent rights, including the avoidance of a statutory bar or prior publication. If the non-filing Party believes that the filing Party’s

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

proposed Patent application discloses Confidential Information of the non-filing Party, the non-filing Party shall so notify the filing Party within such [***] after receipt thereof, and the filing Party shall amend its proposed application to comply with the confidentiality provisions of this Agreement. If the Parties are in agreement as to the designation of the Invention as an Amarin Invention, Joint Invention or Licensee Invention, as applicable, they can continue as set forth in Section 9.3. If the Parties disagree as to whether an Invention is an Amarin Invention, Joint Invention or Licensee Invention, and are unable to reach agreement within thirty (30) days after commencing discussions, then the provisions of ARTICLE 15 shall apply to such dispute.

9.3 Patent Filings, Prosecution and Maintenance.

9.3.1 Amarin Patents.

(a) Subject to, and without limiting Licensee’s rights under, Section 9.4 of this Agreement, Amarin shall have the first right to prepare, file, prosecute and maintain all Amarin Patents, at its own cost and expense. Amarin shall keep Licensee informed of the status of Amarin Patents and will provide Licensee with copies of all substantive documentation submitted to, or received from, the patent offices in connection therewith. With respect to any substantive submissions that Amarin is required to or otherwise intends to submit to a patent office in the Territory with respect to an Amarin Patent, Amarin shall provide a draft of such submission to Licensee at least [***] (or such time as is possible) prior to the deadline for, or the intended filing date of, such submission, whichever is earlier (or as soon as reasonably possible if Amarin has less than [***] notice of a deadline for submission). Licensee shall have the right to review and comment upon any such submission by Amarin to a patent office in the Territory, and will provide such comments within [***] after receiving such submission (provided, that if no comments are received within such [***] period, then Amarin may proceed with such submission). Amarin shall consider in good faith any suggestions or recommendations of Licensee concerning the preparation, filing, prosecution and maintenance thereof.

(b) If, during the Term, Amarin (a) intends to allow any Amarin Patent to which Licensee has a license under this Agreement to expire or intends to otherwise abandon any such Amarin Patent, or (b) decides not to prepare or file patent applications covering Amarin Inventions in the Territory to which Licensee would otherwise have a license under this Agreement, Amarin shall notify Licensee of such intention or decision at least [***] (or as soon as possible if less than [***]) prior to any filing or payment due date, or any other date that requires action, in connection with such Amarin Patent or Amarin Inventions, and Licensee shall thereupon have the right, but not the obligation, to assume responsibility for the preparation, filing, prosecution or maintenance thereof at its sole cost and expense, in the name of Licensee.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

9.3.2 Joint Patents.

(a) Subject to, and without limiting Licensee’s rights under, Section 9.4 of this Agreement, Amarin shall have the first right to prepare, file, prosecute and maintain Joint Patents. Amarin shall keep Licensee informed of the status of Joint Patents and will provide Licensee with copies of all substantive documentation submitted to, or received from, the patent offices in connection therewith. With respect to any substantive submissions that Amarin is required to or otherwise intends to submit to a patent office with respect to a Joint Patent, Amarin shall provide a draft of such submission to Licensee at least [***] (or such time as is possible) prior to the deadline for, or the intended filing date of, such submission, whichever is earlier (or as soon as reasonably possible if Amarin has less than [***] notice of a deadline for submission). Licensee shall have the right to review and comment upon any such submission by Amarin to a patent office, and will provide such comments within [***] after receiving such submission (provided, that if no comments are received within such [***], then Amarin may proceed with such submission). Amarin shall consider in good faith any suggestions or recommendations of Licensee concerning the preparation, filing, prosecution and maintenance thereof.

(b) If, during the Term, Amarin (i) intends to allow any Joint Patent to expire or intends to otherwise abandon any such Joint Patent (“Abandoned Patents”), or (ii) decides not to prepare or file patent applications covering Joint Inventions (“Abandoned Joint Inventions”) Amarin shall notify Licensee of such intention or decision at least [***] (or as soon as possible if less than [***]) prior to any filing or payment due date, or any other date that requires action, in connection with such Abandoned Patent or Abandoned Joint Invention, and Licensee shall thereupon have the right, but not the obligation, to assume responsibility for the preparation, filing, prosecution or maintenance thereof at its sole cost and expense, in the name of Licensee.

9.3.3 Licensee Patents.

(a) Licensee shall have the first right to prepare, file, prosecute and maintain all Licensee Patents, at its own cost and expense. Licensee shall keep Amarin informed of the status of Licensee Patents and will provide Amarin with copies of all substantive documentation submitted to, or received from, the patent offices in connection therewith. With respect to any substantive submissions that Licensee is required to or otherwise intends to submit to a patent office with respect to a Licensee Patent, Licensee shall provide a draft of such submission to Amarin at least [***] (or such time as is possible) prior to the deadline for, or the intended filing date of, such submission, whichever is earlier (or as soon as reasonably possible if Licensee has less than [***] notice of a deadline for submission). Amarin shall have the right to review and comment upon any such submission by Licensee to a patent office, and will provide such comments within [***] after receiving such submission (provided, that if no comments are received within such [***], then Licensee may proceed with such submission). Licensee shall consider in good faith any suggestions or recommendations of Amarin concerning the preparation, filing, prosecution and maintenance thereof.

(b) With respect to the Licensee Patents outside of the Territory, Licensee shall notify Amarin before entering such Licensee Patent into national phase filings, and if Amarin notifies Licensee that Amarin desires to prepare, file, prosecute and

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maintain (at its own expense) such Licensee Patent, said patent will be assigned, after completion of national phase filing, to Amarin at Amarin’s expense, without any compensation to Licensee, and Amarin shall have the right at Amarin’s expense to prepare, file, prosecute and maintain such Licensee Patent as assigned to Amarin. If Amarin does not notify Licensee that Amarin desires to do so, then such Licensee Patent may be abandoned.

(c) If, during the Term, Licensee (a) intends to allow any Licensee Patent to which Amarin has a license under this Agreement to expire or intends to otherwise abandon any such Licensee Patent, or (b) decides not to prepare or file patent applications covering Licensee Know-How or Licensee Inventions to which Amarin would otherwise have a license under this Agreement, Licensee shall notify Amarin of such intention or decision at least thirty (30) days (or as soon as possible if less than thirty (30) days) prior to any filing or payment due date, or any other date that requires action, in connection with such Licensee Patent or Licensee Inventions, and Amarin shall thereupon have the right, but not the obligation, to assume responsibility for the preparation, filing, prosecution or maintenance thereof at its sole cost and expense, in the name of Amarin, and, to the extent such Licensee Patent Covers a Licensee Invention, Licensee shall, and hereby does, assign to Amarin Licensee’s entire right, title and interest in and to any such Licensee Patents (rendering, for clarity, such Licensee Patent an Amarin Patent hereunder).

9.3.4 Cooperation. The Parties agree to reasonably cooperate in the preparation, filing, prosecution and maintenance of all Patents under this Section 9.3, including obtaining and executing necessary powers of attorney and assignments by the named inventors, providing relevant technical reports to the filing Party concerning the Invention disclosed in such Patent, obtaining execution of such other documents which are needed in the filing and prosecution of such Patent, and, as requested by a Party, updating each other regarding the status of such Patent, and shall cooperate with the other Party so far as reasonably necessary with respect to furnishing all information and data in its possession reasonably necessary to obtain or maintain such Patents.

9.3.5 Patent Expenses. Any expenses incurred by a Party in connection with the preparation, filing, prosecution and maintenance of any Amarin Patents, Joint Patents or Licensee Patents, as applicable, shall be borne by the Party incurring such expenses.

9.4 Defense and Enforcement of Patents.

9.4.1 Infringement of Third Party Patents. Each of the Parties shall promptly, but in any event no later than [***] after receipt of notice thereof, notify the other Party in writing in the event of any claims by a Third Party of alleged patent infringement by Licensee or Amarin or any of their respective Affiliates or sublicensees (in the case of Amarin) or Sublicensees (in the case of Licensee) with respect to the research, development, manufacture, use, sale, offer for sale or importation of a Product (each, an “Infringement Claim”). With respect to any Infringement Claim in the Field in the Territory, the Parties shall attempt to negotiate in good faith a resolution with respect thereto. If the Parties cannot settle such Infringement Claim with the appropriate Third Parties within [***] after the receipt of the notice pursuant to this Section 9.4.1, then the following shall apply:

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(a) In the case of any such Infringement Claim, in respect of a patent owned by Licensee, then Licensee shall be deemed to be the “Controlling Party” for purposes of such Infringement Claim. In the case of any Infringement Claim, in respect of a patent owned by Amarin, then Amarin shall be deemed to be the “Controlling Party” for purposes of such Infringement Claim. Each Party shall reasonably assist the other in its role as the Controlling Party.

(b) The Controlling Party shall assume control of the defense of such Infringement Claim. The non-Controlling Party, upon request of the Controlling Party, agrees to join in any such litigation at the Controlling Party’s expense, and in any event to reasonably cooperate with the Controlling Party at the Controlling Party’s expense. The non-Controlling Party will have the right to consult with the Controlling Party concerning such Infringement Claim and to participate in and be represented by independent counsel in any litigation in which such non-Controlling Party is a party at its own expense. The Controlling Party shall have the exclusive right to settle any Infringement Claim without the consent of the other Party, unless such settlement shall have a material adverse impact on the other Party (in which case the consent of such other Party shall be required). For purposes of this Section 9.4.1(b), any settlement that would involve the waiver of rights (including the rights to receive payments) of such other Party shall be deemed a material adverse impact and shall require the consent of such other Party, such consent not to be unreasonably withheld.

(c) If a Party shall become engaged in or participate in any suit described in this Section 9.4.1, the other Party shall cooperate, and shall cause its and its Affiliates’ employees to cooperate, with such Party in all reasonable respects in connection therewith, including giving testimony and producing documents lawfully requested, and using its reasonable efforts to make available to the other, at no cost to the other (other than reimbursement of actually incurred, reasonable Out-of-Pocket Costs associated with travel and lodging), such employees who may be helpful with respect to such suit, investigation, claim or other proceeding.

9.4.2 Prosecution of Infringers.

(a) Notice. If either Party (i) receives notice of any patent nullity actions, any declaratory judgment actions or any alleged or threatened infringement of patents or patent applications or misappropriation of intellectual property in the Territory comprising the (w) Joint Inventions or Joint Patents, (x) Amarin Patents, Amarin Inventions or Amarin Know-How or (y) Licensee Patents, Licensee Inventions or Licensee Know-How, or (ii) learns that a Third Party is infringing or allegedly infringing any Patent within the Amarin Patents, Joint Patents or Licensee Patents in each case, in the Territory, or if any Third Party claims that any such Patent is invalid or unenforceable, in each case, with respect to the Field in the Territory, it shall promptly notify the other Party thereof, including providing evidence of infringement or the claim of invalidity or unenforceability reasonably available to such Party.

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(b) Enforcement of Patents.

(i) As between Amarin and Licensee, Amarin shall have the first right (but not the obligation) to take the appropriate steps to enforce or defend any Patent within the Amarin Patents and Joint Patents against infringement by a Third Party that is conducting the manufacture, sale, use, offer for sale or import of any pharmaceutical product in the Field in the Territory. Amarin may take steps including the initiation, prosecution and control of any suit, proceeding or other legal action by counsel of its own choice. Amarin shall bear the costs of such enforcement or defense, as applicable. Notwithstanding the foregoing, Licensee will have the right, at its own expense, to be represented in any such action by counsel of its own choice.

(ii) If, pursuant to Section 9.4.2(b)(i), Amarin fails to institute such litigation or otherwise take steps to remedy the infringement of an Amarin Patent or a Joint Patent within [***] of the date one Party has provided notice to the other Party pursuant to Section 9.4.2(a) of such infringement or claim, then Licensee shall have the right (but not the obligation), at its own expense, to bring any such suit, action or proceeding by counsel of its own choice and Amarin will have the right, at its own expense, to be represented in any such action by counsel of its own choice. Notwithstanding anything to the contrary contained herein, in no event shall Licensee have any right to bring any suit, action or proceeding with respect to any matter involving infringement of an Amarin Manufacturing Patent, or a Patent outside the Territory or outside the Field.

(c) Cooperation; Damages.

(i) If one Party brings any suit, action or proceeding under Section 9.4.2(b), the other Party agrees to be joined as party plaintiff if necessary to prosecute the suit, action or proceeding and to give the first Party reasonable authority to file and prosecute the suit, action or proceeding; provided, however, that neither Party will be required to transfer any right, title or interest in or to any property to the other Party or any other party to confer standing on a Party hereunder.

(ii) The Party not pursuing the suit, action or proceeding hereunder will provide reasonable assistance to the other Party, including by providing access to relevant documents and other evidence and making its employees available, subject to the other Party’s reimbursement of any Out-of-Pocket Costs incurred by the non-enforcing or defending Party in providing such assistance.

(iii) Licensee shall not, without the prior written consent of Amarin (in its sole discretion), enter into any compromise or settlement relating to any claim, suit or action that it brought under Section 9.4.2 involving an Amarin Patent or a Joint Patent, that admits the invalidity or unenforceability of any Amarin Patent or any Joint Patent, or requires Amarin to pay any sum of money, or otherwise adversely affects the rights of Amarin with respect to such Patents, the Product or Amarin’s rights hereunder (including the rights to receive payments).

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(iv) Any settlements, damages or other monetary awards (a “Recovery”) recovered pursuant to a suit, action or proceeding brought pursuant to Section 9.4.2(b) will be allocated first to the costs and expenses of the Party taking such action, and second, to the costs and expenses (if any) of the other Party, with any remaining amounts (if any) to be allocated as follows: (i) to the extent that such Recovery is a payment for lost sales of the Product in the Field in the Territory, (a) if Licensee is the Party taking such action, then Licensee shall pay a Royalty Payment to Amarin pursuant to Section 8.3 with respect to the imputed loss in Net Sales out of any such Recovery or (b) if Amarin is the Party taking such action, then any such Recovery shall be shared equally by Amarin and Licensee and (ii) all remaining Recoveries shall be payable to the Party taking such action to the extent such remaining Recoveries relate solely to the Product in the Field in the Territory (and, for purposes of clarity, all remaining Recoveries related to the Product outside the Field or outside the Territory shall be payable to Amarin).

(d) Infringement and Defense of Amarin Patents Outside of the Territory or Outside the Field. For clarity, with respect to any and all infringement or defense of any Patent Controlled by Amarin (including a Joint Patent) anywhere outside of the Territory or any Amarin Patent outside the Field, Amarin (or its designee) shall have the sole and exclusive right to bring an appropriate suit or other action against any Person engaged in such infringement or defense of any such Patents (including any Joint Patents), in its sole discretion and Licensee shall have no rights with respect thereto.

9.5 Patent Term Extensions. As between Amarin and Licensee, Amarin shall have the exclusive right, but not the obligation, to seek, in Licensee’s name if so required, Patent Term Extensions (including any supplemental protection certificates and the like available under Applicable Laws) in the Territory in relation to the Amarin Patents (including Joint Patents). Licensee and Amarin shall cooperate in connection with all such activities. Amarin, its agents and attorneys will give due consideration to all suggestions and comments of Licensee regarding any such activities, but in the event of a disagreement between the Parties, Amarin shall have the final decision making authority.

9.6 Patent Marking. Licensee shall mark the Product marketed and sold by Licensee (or its Affiliate, wholesaler or distributor) hereunder with appropriate patent numbers or indicia, as long as it is required by Applicable Laws.

9.7 Patent Challenge. Amarin will be permitted to terminate this Agreement upon written notice to Licensee, effective upon receipt, if Licensee (or of its Affiliates, Sublicensees, subcontractors, wholesalers or distributors), directly or indirectly, (i) initiate or request an interference or opposition proceeding with respect to, or (ii) make, file or maintain any claim, demand, lawsuit or cause of action to challenge the validity or enforceability of, or, to the extent applicable, oppose any extension of, or the grant of a supplementary protection certificate with respect to, any Amarin Patent or Amarin Manufacturing Patent (each of clause (i) or (ii), a “Patent Challenge”).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE 10

REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1 Mutual Representations and Warranties. Each Party hereby represents, warrants, and covenants (as applicable) to the other Party as follows, as of the Effective Date:

(a) It has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement has been duly and validly authorized and approved by proper corporate action on the part of such Party. Assuming due authorization, execution and delivery on the part of the other Party, this Agreement constitutes a legal, valid and binding obligation of such Party, enforceable against such Party, in accordance with its terms.

(b) The execution and delivery of this Agreement by it and the performance by it contemplated hereunder will not violate any Applicable Laws, and, to its knowledge, it is in compliance in all material respects with all material Applicable Laws applicable to the subject matter of this Agreement.

(c) It is not a party to any agreement or arrangement with any Third Party or under any obligation or restriction (including any outstanding order, judgment or decree of any court or administrative agency) which in any way limits or conflicts with its ability to fulfill any of its obligations under this Agreement.

(d) Except with respect to Regulatory Approvals for the Development, Manufacturing or Commercialization of the Product or as otherwise described in this Agreement, (i) all necessary consents, approvals and authorizations of, and (ii) all notices to, and filings by such Party with, all Governmental Authorities and other Persons required to be obtained or provided by such Party as of the Effective Date in connection with the execution, delivery and performance of this Agreement have been obtained and provided, except for those approvals, if any, not required at the time of execution of this Agreement.

(e) In the course of the Development of Products, such Party has not used prior to the Effective Date and shall not use, during the Term, any employee, agent or, to its knowledge, independent contractor who has been debarred by any Regulatory Authority, or, to such Party’s knowledge, is the subject of debarment proceedings by a Regulatory Authority.

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10.2 Additional Representations, Warranties and Covenants of Amarin. Amarin hereby represents, warrants and covenants (as applicable) to Licensee that:

(a) As of the Effective Date, Amarin has not filed any Imported Drug License with a Governmental Authority in the Territory for the sale of the Finished Product or Bulk Product in the Territory, and, to the knowledge of Amarin, no application for Product Approval for any Competing Product has been filed with the CFDA by any Third Party which would block the application for Product Approval for the Product in the Territory.

(b) As of the Effective Date, Amarin is the owner or licensee of, and has the right to license, the Amarin Patents, Amarin Know-How, necessary to make, use and sell the Product in the Field in the Territory.

(c) As of the Effective Date, neither Amarin nor its Affiliates, nor, to the knowledge of Amarin, its subcontractors nor sublicensees, has received written notice of any proceedings pending before or threatened by any Regulatory Authority with respect to the Product or any Facility where the Product is Manufactured.

(d) As of the Effective Date, to the knowledge of Amarin, no Third Party (i) is infringing any Amarin Patents or Amarin Manufacturing Patents or has misappropriated any Amarin Technology or Amarin Manufacturing Know-How or (ii) has challenged the scope, duration, validity, enforceability, priority, or Amarin’s right to use or license any Amarin Technology, Amarin Manufacturing Patent or Amarin Manufacturing Know-How.

(e) As of the Effective Date, Amarin (or its Affiliate) is the exclusive owner of the trademark registrations for VASCEPA™ as displayed on Schedule 6.9.1.

(f) As of the Effective Date, the knowledge of Amarin, Amarin nor its Affiliates have received any written warning that any Patent, trademark or other intellectual property right owned by a Third Party would be infringed by research, development manufacture, use, sale, offer for sale, or import of the Product in the Field in the Territory.

(g) As of the Effective Date, Amarin has obtained assignments from the inventors of all inventorship rights relating to the Amarin Patents which are owned by Amarin, and, to the knowledge of Amarin, all such assignments of inventorship rights relating to such Amarin Patents are valid and enforceable.

(h) As of the Effective Date, to the knowledge of Amarin, Amarin has complied with all Applicable Laws, in all material respects, including any disclosure requirements, in connection with the filing, prosecution and maintenance of the Amarin Patents owned by Amarin.

(i) During the Term, Amarin shall use Commercially Reasonable Efforts to maintain valid Regulatory Approvals for the Product in the U.S.

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(j) During the Term, the Finished Product or Bulk Product, as applicable, furnished by Amarin to Licensee under this Agreement:

(i) shall be manufactured, handled, stored and shipped by Amarin, in accordance with, and shall conform to, the applicable Product Specifications;

(ii) shall be manufactured, handled and stored by or on behalf of Amarin in compliance with all Applicable Laws, including GMPs; and

(iii) shall be manufactured using Drug Substance which is manufactured, handled, stored and shipped by or on behalf of Amarin in accordance with, and conforms to, the applicable Drug Substance Specifications and in compliance with all Applicable Laws, including GMPs.

10.3 Additional Representations, Warranties and Covenants of Licensee. Licensee hereby represents, warrants and covenants (as applicable) to Amarin that:

(a) As of the Effective Date, Licensee is solvent and has the ability to pay and perform all of its obligations as and when such obligations become due, including payment obligations and other obligations under this Agreement.

(b) As of the Effective Date, Licensee’s compensation programs for its Sales Representatives do not, and during the Term will not with respect to the Product, provide financial incentives for the promotion, sales, and marketing in violation of any Applicable Laws or any professional requirements.

(c) During the Term, Licensee’s medical, regulatory or legal teams will review all training materials and programs prior to use by Licensee to ensure that such training materials and programs are in accordance with the Commercialization Plan and the Regulatory Approvals and in compliance with Applicable Laws.

(d) During the Term, all Product used in Development Activities, or Commercialized, by, or under authority of, Licensee:

(i) shall be packaged, labeled, handled, stored and shipped by Licensee, in accordance with, and shall conform to, the applicable Product Specifications;

(ii) shall be packaged, labeled, handled, stored and shipped by Licensee in compliance with all Applicable Laws, including GMPs; and

(iii) shall, from and after the time shipped by Amarin hereunder, not contain any material that would cause the Product to be adulterated or misbranded within the meaning of Applicable Laws.

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(e) As of the Effective Date, no claim or demand of any Person has been asserted in writing to Licensee arising out of Licensee’s development, regulatory or commercialization activities with respect to any other products that could reasonably be expected to impact Licensee’s ability to perform any of its obligations under this Agreement, and no investigations are pending or, to the knowledge of Licensee, threatened relating to such activities.

(f) As of the Effective Date, to the knowledge of Licensee, Licensee has complied with all Applicable Laws in all material respects.

(g) As of the Effective Date, Licensee has obtained assignments from the inventors of all inventorship rights relating to the Licensee Patents which are owned by Licensee, and, to the knowledge of Licensee, all such assignments of inventorship rights relating to such Licensee Patents are valid and enforceable.

10.4 Disclaimer. Subject to the regulatory and commercial status of the Product in the U. S. as of the Effective Date, Licensee understands that the Product is the subject of ongoing clinical research and development and that Amarin cannot ensure the safety or usefulness of the Product or that the Product will receive Regulatory Approvals. In addition, Amarin makes no warranties except as set forth in this ARTICLE 10 concerning the Amarin Technology.

10.5 No Other Representations or Warranties. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

ARTICLE 11

INDEMNIFICATION

11.1 Indemnification by Amarin. Amarin hereby agrees to save, indemnify, defend and hold Licensee, its Affiliates, and their respective directors, officers, agents and employees harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) arising in connection with any and all charges, complaints, actions, suits, proceedings, hearings, investigations, claims, demands, judgments, orders, decrees, stipulations or injunctions by a Third Party (each a “Third Party Claim”) resulting or otherwise arising from (i) any breach by Amarin or its Affiliates, sublicensees or subcontractors of any of Amarin’s representations, warranties, covenants or obligations pursuant to this Agreement, (ii) the negligence or willful misconduct by Amarin or its Affiliates, sublicensees or subcontractors or their respective officers, directors, employees, agents or consultants in performing any obligations under this Agreement or (iii) any matter related to the Development and Manufacturing of the Product hereunder (including, for clarity, product liability Losses resulting therefrom) by Amarin or its Affiliates, sublicensees or subcontractors or their respective officers, directors, employees, agents or consultants.

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11.2 Indemnification by Licensee. Licensee hereby agrees to save, indemnify, defend and hold Amarin, its Affiliates, and their respective directors, agents and employees harmless from and against any and all Losses arising in connection with any and all Third Party Claims resulting or otherwise arising from (i) any breach by Licensee (or by any of its Affiliates, Sublicensees, subcontractors, wholesalers or distributors) of any of Licensee’s representations, warranties, covenants or obligations pursuant to this Agreement, (ii) the negligence or willful misconduct by Licensee (or by any of its Affiliates, Sublicensees, subcontractors, wholesalers or distributors) or their respective officers, directors, employees, agents or consultants in performing any obligations under this Agreement, (iii) any matter related to the Development, Packaging and Labeling (or Manufacturing to the extent permitted under this Agreement), or Commercialization of the Product hereunder (including, for clarity, any product liability Losses resulting therefrom) by Licensee (or by any of its Affiliates, Sublicensees, subcontractors, wholesalers or distributors) or their respective officers, directors, employees, agents or consultants, or (iv) the failure by Licensee to initiate a Product recall, withdrawal or market notification that is proposed by Amarin under Section 5.8.1.

11.3 Indemnification Procedures. The obligations to indemnify and defend set forth in Sections 11.1 and 11.2 shall be contingent upon the Party seeking indemnification (the “Indemnitee”): (a) notifying the indemnifying Party of a claim, demand or suit within [***] of receipt of same (provided, however, that Indemnitee’s failure or delay in providing such notice shall not relieve the indemnifying Party of its indemnification obligation except to the extent the indemnifying Party is prejudiced thereby), (b) allowing the indemnifying Party and/or its insurers the right to assume direction and control of the defense of any such Third Party Claim, (c) using its Commercially Reasonable Efforts to cooperate with the indemnifying Party and/or its insurers in the defense of such Third Party Claim at the indemnifying Party’s expense, and (d) agreeing not to settle or compromise any Third Party Claim without prior written authorization of the indemnifying Party. Indemnitee shall have the right to participate in the defense of any such Claim referred to in this Section 11.3 utilizing attorneys of its choice, at its own expense; provided, however, that the indemnifying Party shall have full authority and control to handle any such Claim. The indemnifying Party shall have the right to settle or compromise any action or otherwise seek to terminate any pending or threatened action for which indemnity may be sought hereunder (whether or not any indemnified Party is a party thereto) as long as such settlement, compromise or termination includes an unconditional release of, and does not include an admission of liability by, each indemnified Party from all liability in respect of such Third Party Claim.

11.4 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 11.4 IS

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 11.1 or 11.2, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS UNDER ARTICLE 12.

11.5 Insurance. Each Party shall procure and maintain insurance that is available on commercially reasonable terms, including general liability, clinical trial insurance, product liability insurance and other insurance as necessary, adequate to cover its obligations hereunder and which is consistent with normal business practices of prudent companies similarly situated at all times during which Product is being clinically tested in human subjects or commercially distributed or sold by a Party pursuant to this Agreement, and such insurance coverage shall be, in no event less than, in amounts per loss occurrence and in the aggregate as are customary in the industry in the Territory. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this ARTICLE 11. Each Party shall provide the other Party with written evidence of such insurance upon request of the other Party and upon expiration of any one coverage. Each Party shall provide the other Party with written notice at least [***] prior to the cancellation, nonrenewal or material change in such insurance which materially adversely affects the rights of the other Party hereunder. Without limiting the foregoing, Licensee shall cause its insurance policies to name Amarin as an additional insured without cost to Amarin.

ARTICLE 12

CONFIDENTIALITY

12.1 Confidential Information. As used in this Agreement, the term “Confidential Information” means all information, whether it be written or oral, including all production schedules, lines of products, volumes of business, processes, new product developments, product designs, formulae, technical information, patent information, Know-How, trade secrets, financial and strategic information, marketing and promotional information and data, and other material relating to any products, projects or processes of one Party (the “Disclosing Party”) that is provided to, or otherwise obtained by, the other Party (the “Receiving Party”) in connection with this Agreement (including information exchanged prior to the date hereof in connection with the transactions set forth in this Agreement, including any information disclosed by either Party pursuant to the Confidentiality and Nondisclosure Agreement between the Parties dated August 21, 2014 (the “Confidential Disclosure Agreement”)). Notwithstanding the foregoing sentence, Confidential Information shall not include any information or materials that:

(a) were already known to the Receiving Party (other than under an obligation of confidentiality), at the time of disclosure by the Disclosing Party, to the extent such Receiving Party has documentary evidence to that effect;

(b) were generally available to the public or otherwise part of the public domain at the time of disclosure thereof to the Receiving Party;

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(c) became generally available to the public or otherwise part of the public domain after disclosure or development thereof, as the case may be, and other than through any act or omission of a Party in breach of such Party’s confidentiality obligations under this Agreement; or

(d) were independently discovered or developed by or on behalf of the Receiving Party without the use of the Confidential Information belonging to the other Party, to the extent such Receiving Party has documentary evidence to that effect.

12.2 Confidentiality Obligations. Each of Licensee and Amarin shall keep all Confidential Information received from or on behalf of the other Party with the same degree of care with which it maintains the confidentiality of its own Confidential Information, but in all cases no less than a reasonable degree of care. Neither Party shall use such Confidential Information for any purpose other than in performance of this Agreement, or exercise of rights under this Agreement, or disclose the same to any other Person other than to such of its and its Affiliates’ directors, managers, employees, independent contractors, agents, consultants or, solely with respect to Amarin, its sublicensees, who have a need to know such Confidential Information to implement the terms of this Agreement or enforce its rights under this Agreement; provided, however, that a Receiving Party shall advise any of its and its Affiliates’ directors, managers, employees, independent contractors, agents, consultants or, solely with respect to Amarin, its sublicensees, who receives such Confidential Information of the confidential nature thereof and of the obligations contained in this Agreement relating thereto, and the Receiving Party shall ensure (including, in the case of a Third Party, by means of a written agreement with such Third Party having terms at least as protective as those contained in this ARTICLE 12) that all such directors, managers, employees, independent contractors, agents, consultants or, solely with respect to Amarin, its sublicensees comply with such obligations. Upon termination of this Agreement, the Receiving Party shall return or destroy all documents, tapes or other media containing Confidential Information of the Disclosing Party that remain in the possession of the Receiving Party or its directors, managers, employees, independent contractors, agents, consultants or, solely with respect to Amarin, its sublicensees, except that the Receiving Party may keep one copy of the Confidential Information in the legal department files of the Receiving Party, solely for archival purposes. Such archival copy shall be deemed to be the property of the Disclosing Party, and shall continue to be subject to the provisions of this ARTICLE 12.

12.3 Permitted Disclosure and Use. Notwithstanding Section 12.2, (i) either Party may disclose Confidential Information belonging to the other Party only to the extent such disclosure is reasonably necessary to: (a) comply with or enforce any of the provisions of this Agreement; or (b) comply with Applicable Laws; and (ii) Amarin may disclose Confidential Information belonging to Licensee related to the Product only to the extent such disclosure is reasonably necessary to obtain or maintain Regulatory Approval of the Product, as applicable, to the extent such disclosure is made to a Governmental Authority. If a Party deems it necessary to disclose Confidential Information of the other Party pursuant to this Section 12.3, such Party shall give reasonable advance written notice of such disclosure to the other Party to permit such other Party sufficient opportunity to object to such disclosure or to take measures to ensure

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confidential treatment of such information, including seeking a protective order or other appropriate remedy. Notwithstanding Section 12.2, Amarin may also disclose Confidential Information belonging to Licensee related to the Product to Third Parties in connection with the development or commercialization of the Product outside of the Field or outside of the Territory (provided, that such Third Parties are bound by written agreements having terms at least as protective as those contained in this ARTICLE 12 with respect to keeping such Confidential Information confidential).

12.4 Notification. The Receiving Party shall notify the Disclosing Party promptly upon discovery of any unauthorized use or disclosure of the Disclosing Party’s Confidential Information, and will cooperate with the Disclosing Party in any reasonably requested fashion to assist the Disclosing Party to regain possession of such Confidential Information and to prevent its further unauthorized use or disclosure.

12.5 Publicity; Filing of this Agreement.

12.5.1 Publicity. The press release to be issued in connection with this Agreement and the transactions described herein is set forth on Schedule 12.5.1. Except as otherwise provided in this Section 12.5, each Party shall maintain the confidentiality of all provisions of this Agreement, and without the prior written consent of the other Party, which consent shall not be unreasonably withheld, neither Party nor its respective Affiliates shall make any press release or other public announcement of or otherwise disclose the provisions of this Agreement to any Third Party, except for: (i) disclosure to those of its directors, officers, employees, accountants, attorneys, underwriters, lenders and other financing sources, potential strategic partners, advisors, agents and, solely with respect to Amarin, its sublicensees, whose duties reasonably require them to have access to this Agreement; provided, that such directors, officers, employees, accountants, attorneys, underwriters, lenders and other financing sources, advisors, agents or, solely with respect to Amarin, sublicensees, are required to maintain the confidentiality of this Agreement;(ii) disclosures required by The NASDAQ Stock Market or any securities exchanges, in which case the disclosing Party shall provide the non-disclosing Party with at least [***] notice, but in any event no later than the time the disclosure required by such NASDAQ Stock Market or any securities exchange is made;(iii) disclosures as may be required by Applicable Laws, in which case the disclosing Party shall provide the non-disclosing Party with prompt advance notice of such disclosure and cooperate with the non-disclosing Party to seek a protective order or other appropriate remedy, including a request for confidential treatment in the case of a filing with the U.S. Securities and Exchange Commission;(iv) the report on Form 8-K, which may be filed by Amarin or an Affiliate of Amarin setting forth the press release referred to above, and/or this Agreement in redacted form (i.e., Redacted Agreement) as provided in Section 12.5.2 and/or a summary thereof;(v) disclosures that are consistent with or complementary to those described in clause (iv) but which do not contain any Confidential Information of the other Party; and (vi) other disclosures for which consent has previously been given. A Party may publicly disclose without regard to the preceding requirements of this Section 12.5 any information that was previously publicly disclosed pursuant to this Section 12.5, so long as the context of such disclosure is substantially similar to the context in which the initial disclosure was made.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

12.5.2 Required Filings. Notwithstanding Section 12.5.1, Amarin may publicly disclose without violation of this Agreement, such terms of this Agreement as are, on the advice of Amarin’s counsel, required by the rules and regulations of the SEC or The NASDAQ Stock Market, Inc. (“Redacted Agreement”); provided, that Amarin shall advise Licensee of such intended disclosures and provide Licensee with reasonable opportunity to request that Amarin seek confidential treatment of such disclosures to be filed with the SEC. Subject to the immediately preceding sentence, Amarin shall consult with Licensee, and Licensee shall have the right to review and comment with respect to the Redacted Agreement or Licensee’s Confidential Information as part of the confidential treatment request to the SEC. After release of the press release announcing this Agreement and excluding any public disclosures of the terms of this Agreement that are authorized by the preceding sentences or Section 12.5.1, if Amarin desires to make a public announcement concerning the material terms of this Agreement, milestones achieved under this Agreement or Licensee’s Confidential Information, then Amarin shall give reasonable prior advance notice of the proposed text of such announcement to Licensee for its prior review and approval (except as otherwise provided herein), such approval not to be unreasonably withheld, conditioned or delayed; provided, that Licensee shall provide its comments, if any, within [***] (or [***] in the event Amarin is required to make such disclosure pursuant to Applicable Laws or stock exchange rules) after receiving the public announcement for review (and failure for Licensee to provide comments within such time period shall be deemed to constitute Licensee’s consent to such public announcement). In relation to Licensee’s review of such an announcement, Licensee may make specific, reasonable comments on such proposed press release or other public disclosure within the prescribed time for commentary. Amarin shall not be required to seek the permission of Licensee to disclose any information already disclosed or otherwise in the public domain, provided such information remains accurate.

12.6 Publication. Licensee shall submit copies in English of each proposed academic, scientific, medical and other publication or presentation that contains or refers to the Amarin Patents, Amarin Know-How or otherwise relates to the Product or any research or Development Activities under this Agreement to Amarin at least [***] in advance of submitting such proposed publication or presentation to a publisher or other Third Party. Amarin shall have the right to review, comment on and consent to each such proposed publication or presentation at its sole discretion. Amarin shall have the right to remove any of its Confidential Information prior to submission for publication or presentation. Licensee shall redact or otherwise modify the proposed publication or presentation to remove any such Confidential Information of Amarin. In addition, in the event that the document includes data, information or material generated by Amarin’s scientists, and professional standards for authorship would be consistent with including Amarin’s scientists as co-authors of the document, the names of such scientists will be included as co-authors.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

12.7 Use of Names. Except as otherwise set forth in this Agreement, neither Party shall use the name of the other Party in relation to this transaction in any public announcement, press release or other public document without the written consent of such other Party, which consent shall not be unreasonably withheld; provided, however, that subject to Section 12.5, either Party may use the name of the other Party in any document filed with any Regulatory Authority or Governmental Authority, including the Securities and Exchange Commission.

12.8 Survival. The obligations and prohibitions contained in this ARTICLE 12 as they apply to Confidential Information shall survive the expiration or termination of this Agreement for a period of [***].

ARTICLE 13

TERM AND TERMINATION

13.1 Term. This Agreement shall become effective on the Effective Date and, unless earlier terminated pursuant to this ARTICLE 13, shall remain in effect, on a Product-by-Product basis, until the expiration of the Royalty Term for such Product in the Territory (the “Term”).

13.2 Termination for Breach. In the event that either Party reasonably anticipates the occurrence of an event which may result in a material breach in the performance of its obligations under this Agreement, the Parties shall first consult with each other in good faith and use Commercially Reasonable Efforts to amicably resolve the disputed subject matter prior to the other Party invoking its termination rights under this Section 13.2. Subject to the foregoing, either Party may, without prejudice to any other remedies available to it at law or in equity, terminate this Agreement upon written notice to the other Party in the event that the other Party (the “Breaching Party”) shall have materially breached or defaulted in the performance of its obligations under this Agreement in a manner that materially diminishes the value or essential characteristics of the collaboration hereunder between the Parties taken as a whole. For clarity, (i) any of Licensee’s obligations under the second full sentence of Section 2.1.3, Sections 2.5.1, 4.2, 5.2, 6.3, 6.5, 8.1, 8.2, 8.3, or 9.7 or ARTICLE 12, in case of a breach by Licensee, or (ii) any of Amarin’s obligations under Sections 7.1, 7.13, and 10.2 (b), (e), (i), and (j), in case of a breach by Amarin, shall be deemed a material breach of this Agreement giving rise to Amarin’s or Licensee’s (as applicable) right to terminate under this Section 13.2. The Breaching Party shall have [***] ([***] in the event of payment) after written notice thereof was provided to the Breaching Party by the non-breaching Party to remedy such default. Unless the Breaching Party has cured any such breach or default prior to the expiration of such [***] period ([***] in the event of payment), such termination shall become effective upon the end of the [***] period ([***]in the event of payment). In the event of any dispute as to whether or not a material breach has been committed under this Section 13.2, the Parties shall first consult with each other in good faith and use Commercially Reasonable Efforts to settle such dispute. Should the Parties fail to agree on the settlement of any such dispute, the matter shall be submitted to and finally resolved by arbitration in accordance with Section 15.3 (provided, however, that referral to the Executive Officers shall not be applicable, and the time period for a decision under Section 15.3.2 shall be [***] following selection of the arbitrators). For the avoidance of doubt, if Licensee is entitled to terminate this Agreement in accordance with the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

foregoing, it is agreed that Licensee shall also have the right not to terminate this Agreement. In the case that Licensee chooses not to terminate this Agreement, Licensee shall have the right to claim damages arising out of Amarin’s material breach; provided, however, that it is understood and agreed that Licensee shall remain subject to its payment obligations as set forth in ARTICLE 8.

13.3 Termination as a Result of Bankruptcy. Each Party shall have the right to terminate this Agreement upon written notice as a result of the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, that such termination shall be effective only if such proceeding is not dismissed within [***] after the filing thereof.

13.4 Termination by Licensee. At any time during the Term following the third (3rd) anniversary of the First Commercial Sale of the Product in the PRC, Licensee has the right to immediately terminate this Agreement with or without cause upon twelve (12) months prior written notice to Amarin.

ARTICLE 14

EFFECTS OF TERMINATION AND EXPIRATION

14.1 Termination Not Involving Amarin’s Fault. Without limiting any other legal or equitable remedies that a Party may have, if this Agreement is terminated by either Party and for any reason prior to its natural expiration, then the following provisions shall apply:

14.1.1 Termination of Licenses. All rights and licenses granted to Licensee hereunder shall immediately terminate and be of no further force and effect and Licensee shall cease Developing, Commercializing and Packaging and Labeling the Product (except as otherwise set forth in Section 14.1.3).

14.1.2 Assignments. Licensee will promptly, in each case within [***] after receipt of Amarin’s request, and at Licensee’s cost and expense (except in the case of termination by Licensee under Section 13.2, in which case it will be at Amarin’s cost and expense):

(a) at Amarin’s election, assign to Amarin or its designee all of Licensee’s right, title and interest in and to any agreements (or portions thereof) between Licensee and Third Parties that relate to the Development or Commercialization of the Product, or terminate such agreements;

(b) assign to Amarin or its designee all of Licensee’s right, title and interest in and to any (i) Licensee Technology (including all of Licensee’s right, title and interest in and to any and all Development Data and Commercialization Data Controlled by Licensee for the Product), (ii) Joint Patents, (iii) Promotional Materials and copyrights and trademarks, including any goodwill associated therewith, and any registrations and design patents for the foregoing, and (iv) any Licensee Trademark and Licensee Trade Dress, and

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any Internet domain name registrations for such trademarks and slogans, all to the extent solely related to the Product; provided, however, in the event Amarin exercises such right to have assigned such Promotional Materials, Licensee shall grant, and hereby does grant, to Amarin a royalty-free right and license to any housemarks, trademarks, names and logos of Licensee contained therein for a period of [***] in order to use such Promotional Materials in connection with the Commercialization of the Product. In furtherance of the foregoing, Licensee shall execute, and shall cause its Affiliates to execute, any documents reasonably required to confirm Amarin’s sole ownership of Licensee Technology, Joint Patents and Internet domain names, and any documents required to apply for, maintain and enforce any Patent or other right in the Licensee Technology or Joint Patents;

(c) at Amarin’s sole discretion, (i) assign to Amarin or its designee the management and continued performance of any clinical trials for the Product ongoing hereunder as of the effective date of such termination in respect of which Amarin shall assume full financial responsibility from and after the effective date of such termination, (ii) continue performing such activities (in accordance with applicable terms and conditions of this Agreement) at Amarin’s reasonable cost and expense, except in the event that Amarin has terminated this Agreement under Section 13.2 in connection Licensee’s breach, in which case at Licensee’s cost and expense, or (iii) wind-down the performance of such activities at Licensee’s cost and expense;

(d) transfer to Amarin or its designee any and all of Licensee’s right, title and interest in and to any and all regulatory filings, Regulatory Approvals and other Regulatory Materials for the Product in respect of which Amarin shall assume full financial responsibility; and

(e) provide a copy of (i) the material tangible embodiments of the foregoing and (ii) any other material books, records, files and documents Controlled by Licensee solely to the extent related to the Product, and, to the extent applicable, in accordance with Section 14.1.3; provided, that such materials may be redacted to exclude Confidential Information of Licensee that is unrelated to the Product;

provided, however, that to the extent that any agreement or other asset described in this Section 14.1.2 is not assignable by Licensee, then such agreement or other asset will not be assigned, and upon the request of Amarin, Licensee will take such steps as may be reasonably necessary to allow Amarin or its designee to obtain and to enjoy the benefits of such agreement or other asset. For purposes of clarity, (1) Amarin shall have the right to request that Licensee take any or all of the foregoing actions in whole or in part, or with respect to all or any portion of the assets set forth in the foregoing provisions and (2) to the extent Amarin requests Licensee to transfer its right, title and interest in the items set forth in this Section 14.1.2 to Amarin or its designee, Licensee shall also cause its Affiliates to transfer and assign to Amarin or its designee all of such Affiliates’ right, title and interest in and to the foregoing items set forth in this Section 14.1.2.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

14.1.3 Delivery of Licensee Technology. Licensee will promptly transfer to Amarin or its designee copies of any physical embodiment of any Licensee Know-How, to the extent then used in connection with the Development or Commercialization of Product; such transfer shall be effected by the delivery of material documents, to the extent such Licensee Know-How is embodied in such documents, and to the extent that Licensee Know-How is not fully embodied in such documents, Licensee shall make its employees and agents who have knowledge of such Licensee Know-How, in addition to that which is embodied in such documents, available to Amarin or its designee for interviews, demonstrations and training to effect such transfer in a manner sufficient to enable Amarin or its designee to practice such Licensee Know-How but only in a manner as set out as follows in this Section 14.1.3. The appropriate technical teams at Amarin (or its designee) and Licensee will meet to plan transfer for the Licensee Know-How as follows: (i) Licensee’s designated representative(s) for Product will meet with representatives from Amarin or its designee to answer questions with respect to the Licensee Know-How and establish a plan for the transfer for such Licensee Know-How; (ii) Licensee will allocate adequate appropriately qualified representatives to work with Amarin or its designee to review the Licensee Know-How to enable the completion of the transfer within [***] of the completion of the initial transfer planning meetings to the extent reasonable, but in any event no longer than [***] thereafter.

14.1.4 Disposition of Inventory. In the event that this Agreement is terminated other than by Amarin under Section 13.2 in connection with Licensee’s breach, Licensee and its Affiliates will be entitled, during the period ending on [***] following the effective date of such termination, to sell any inventory of Product affected by such termination that remains on hand as of the effective date of the termination, so long as Licensee pays to Amarin the Royalty Payments and other amounts payable hereunder (including milestones) applicable to said subsequent sales, with respect to sales in the Territory, as applicable, in accordance with the terms and conditions set forth in this Agreement and otherwise complies with the terms set forth in this Agreement. In the event this Agreement is terminated by Amarin under Section 13.2 in connection with Licensee’s breach, Amarin shall have the option to purchase any inventory of Product affected by such termination at the Cost of Goods therefor.

14.1.5 Disposition of Commercialization Related Materials. Licensee will promptly deliver to Amarin or its designee in electronic, sortable form (a) a list identifying all wholesalers and other distributors involved in the Commercialization of the Product in the Territory as well as any customer lists (e.g., purchasers) related to the Commercialization of the Product in the Territory, and (b) all Promotional Materials as well as any items bearing the Product Trademark and/or any trademarks or housemarks of Amarin otherwise associated with the Product.

14.1.6 Termination other than for Breach. Except for termination by Licensee pursuant to Section 13.2, upon termination of this Agreement, in addition to the effects of termination set forth in this ARTICLE 14, the following obligations shall apply: (i) Licensee shall remain responsible for all of Licensee’s accrued but unpaid Development and Commercialization costs until the effective date of termination for [***] after notice of termination; (ii) Licensee shall remain responsible to conduct any on-going clinical trials or other Development activities in the Territory until such clinical trials or other activities can be wound

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down in compliance with Applicable Laws and appropriate ethical standards prevailing in the industry or effectively transferred to Amarin; and (iii) Licensee shall not take any action that is intended or reasonably likely to materially adversely affect or impair the further Development or Commercialization of the Product by Amarin.

14.2 Expiration of this Agreement.

14.2.1 Upon expiration of this Agreement pursuant to Section 13.1 (as opposed to termination of this Agreement), the licenses granted to Licensee under Section 2.1 shall become fully paid-up, royalty-free, perpetual and non-exclusive licenses; provided, however, that if, pursuant to Section 7.13, Amarin is not continuing to Manufacture the Product for Licensee, then such license shall not include any rights with respect to the Product Trade Name or Product Trade Dress.

14.2.2 Licensee may use the Regulatory Materials and Regulatory Data provided by Amarin hereunder or generated by Licensee hereunder, and any other Development Data and Commercialization Data, for the purposes of maintaining Regulatory Approval for the Product in the Field in the Territory.

14.3 Accrued Rights. Termination or expiration of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to the effective date of such termination. Such termination will not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.

14.4 Survival. Notwithstanding anything to the contrary contained herein, the following provisions shall survive any expiration or termination of this Agreement: Articles: 11, 12, 14, 15, and 16 and Sections: 2.2.3, 4.5.3, 5.3, 5.5.2, 6.3.1(b), 6.5.7, 6.7.2, 6.7.4, 7.13, 8.10, 9.1, 9.2, 9.3, 9.4 and 9.5. Except as set forth in this ARTICLE 14 or otherwise expressly set forth herein, upon termination or expiration of this Agreement all other rights and obligations of the Parties shall cease.

14.5 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Amarin and Licensee are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code (and of any similar provisions of Applicable Laws under any other jurisdiction), licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that each Party, as licensee of certain rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code and under any similar provisions of Applicable Laws under any other jurisdiction. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party (such Party, the “Bankrupt Party”) under the U.S. Bankruptcy Code or under any similar provisions of Applicable Laws under any other jurisdiction, (a) the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property licensed to such other Party and all embodiments of such intellectual property, which, if not already in such other Party’s possession, shall be promptly delivered to it (x) upon any such commencement of a bankruptcy proceeding upon such other Party’s written

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

request therefor, unless the Bankrupt Party elects to continue to perform all of its obligations under this Agreement or (y) if not delivered under clause (x), following the rejection of this Agreement by the Bankrupt Party upon written request therefor by the other Party and (b) the Bankrupt Party shall not unreasonably interfere with the other Party’s rights to intellectual property and all embodiments of intellectual property, and shall assist and not unreasonably interfere with the other Party in obtaining intellectual property and all embodiments of intellectual property from another entity. The “embodiments” of intellectual property includes all tangible, intangible, electronic or other embodiments of rights and licenses hereunder, including all compounds and products embodying intellectual property, Products, filings with Regulatory Authorities and related rights and Amarin Know-How in the case that Amarin is the Bankrupt Party and Licensee Know-How in the case Licensee is the Bankrupt Party.

ARTICLE 15

DISPUTE RESOLUTION

15.1 Disputes. The Parties recognize that, from time to time during the Term, disputes may arise as to certain matters which relate to either Party’s rights and/or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this ARTICLE 15 to resolve any controversy or claim arising out of, relating to or in connection with any provision of this Agreement (other than a dispute addressed in Section 3.1.4).

15.2 Arising Between the Parties. With respect to all disputes arising between the Parties and not from the JDC, including any alleged failure to perform, or breach, of this Agreement, or any issue relating to the interpretation or application of this Agreement, if the Parties are unable to resolve such dispute within [***] after such dispute is first identified by either Party in writing to the other, the Parties shall refer such dispute to the Chief Executive Officers of each of the Parties, or a designee from senior management with decision-making authority (the Chief Executive Officer or such designee, the “Executive Officer”) for attempted resolution by good-faith negotiations within [***] after such notice is received by the Executive Officers of each of the Parties.

15.3 Dispute Resolutions. If the Executive Officers are not able to resolve such dispute referred to them under Section 15.2 within such [***] period, then either Party shall have right to refer such dispute for binding arbitration administered in [***]. The language of the arbitration shall be English. Any situation not expressly covered by this Agreement shall be decided in accordance with the [***]. Notwithstanding the foregoing, any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any patent rights covering the manufacture, use or sale of any Product or of any trademark rights relating to any Product shall be subject to Section 15.4 and not this Section 15.3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

15.3.1 Arbitrator. The tribunal shall consist of three (3) arbitrators. Each Party shall appoint one (1) arbitrator respectively and the third arbitrator shall be appointed by the Chairman of the [***]. The arbitrators may, in the award, allocate all or part of the costs of the arbitration, including the fees of the arbitration and the reasonable attorneys’ fees of the prevailing Party.

15.3.2 Decision. A written decision shall be rendered by the arbitrators following a full comprehensive hearing, no later than [***] following the selection of the arbitrators as provided for in Section 15.3.1.

15.3.3 Award. Any award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Such award shall be promptly paid in Dollars free of any tax, deduction or offset; and any costs, fees or taxes incident to enforcing the award shall, to the maximum extent permitted by Applicable Laws, be charged against the Party resisting enforcement. Such award may include an appropriate allocation of the prevailing Party’s attorneys’ fees. Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this Section 15.3. The award shall include interest from the date of the award until paid in full, at a rate fixed by the arbitrators and the arbitrators may, in their discretion, award pre-judgment interest. With respect to money damages, nothing contained herein shall be construed to permit the arbitrators or any court or any other forum to award punitive or exemplary damages. Pursuant to this Agreement, the Parties expressly waive any claim for punitive or exemplary damages.

15.3.4 Costs. Except as set forth in Section 15.3.3, each Party shall bear its own legal fees. The arbitrators shall assess their costs, fees and expenses against the Party losing the arbitration unless he or she believes that neither Party is the clear loser, in which case the arbitrators shall divide his or her fees, costs and expenses according to their sole discretion.

15.3.5 Injunctive Relief. Provided a Party has made a sufficient showing under the rules and standards set forth in Applicable Laws, the arbitrators shall have the freedom to invoke, and the Parties agree to abide by, injunctive measures after either Party submits in writing for arbitration claims requiring immediate relief. Additionally, nothing in this Section 15.3 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.

15.3.6 Confidentiality. The arbitration proceeding shall be confidential and the arbitrators shall issue appropriate protective orders to safeguard each Party’s Confidential Information. Except as required to comply with Applicable Laws, including rules and regulations promulgated by the U.S. Securities Exchange Commission, The NASDAQ Stock Market or any securities exchanges, no Party shall make (or instruct the arbitrators to make) any public announcement with respect to the proceedings or decision of the arbitrators without prior written consent of the other Party. The existence of any dispute submitted to arbitration, and the award, shall be kept in confidence by the Parties and the arbitrators, except as required in connection with the enforcement of such award or as otherwise required by Applicable Laws.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

15.3.7 Survivability. Any duty to arbitrate under this Agreement shall remain in effect and be enforceable after termination of this Agreement for any reason.

15.4 Patent and Trademark Dispute Resolution. Any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any patent rights covering the manufacture, use or sale of any Product or of any trademark rights relating to any Product shall be submitted to a court of competent jurisdiction in the region in which such patent or trademark rights were granted or arose.

15.5 Injunctive Relief. Nothing herein may prevent either Party from seeking a preliminary injunction or temporary restraining order, in any court of competent jurisdiction, so as to prevent any Confidential Information from being disclosed in violation of this Agreement.

ARTICLE 16

MISCELLANEOUS

16.1 Entire Agreement; Amendment. This Agreement and all Schedules attached hereto shall constitute the entire agreement between the Parties relating to the subject matter hereof and thereof and shall supersede all previous writings and understandings including the Confidential Disclosure Agreement. No terms or provisions of this Agreement shall be varied or modified by any prior or subsequent statement, conduct or act of either of the Parties, except that the Parties may amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.

16.2 Force Majeure. If the performance of any part of this Agreement by either Party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of a Force Majeure affecting the Party liable to perform, unless conclusive evidence to the contrary is provided, the Party so affected shall, upon giving written notice to the other Party, be excused from such performance to the extent of such Force Majeure; provided, that the affected Party shall use its Commercially Reasonable Efforts to avoid or remove such causes of nonperformance and shall continue performance with the utmost dispatch whenever such Force Majeure ceases. When such circumstances arise, the Parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

16.3 Notices. Any notice, request, approval or other document required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered in person, or sent by overnight courier service, postage prepaid, or sent by certified or registered mail, return receipt requested, or by facsimile transmission, to the following addresses of the Parties and to the attention of the persons identified below (or to such other address, addresses or persons as may be specified from time to time in a written notice). Any notices given pursuant to this Agreement shall be deemed to have been given and delivered upon the earlier of (a) if sent by overnight courier service, on the date when received at the address set forth below as proven by a written receipt from the delivery service verifying delivery, or (b) if sent by facsimile transmission, on the day when sent by facsimile as confirmed

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

by automatic transmission report coupled with overnight courier service receipt proving delivery, or (c) if delivered in person, on the date of delivery to the address set forth below as proven by written signature of the recipient.

If to Licensee:

Name: Eddingpharm (Asia) Macao Commercial

Offshore Limited

Street: Unit 1505, 15/F, AIA Tower,

Nos 251A-301, AvenidaComercial De Macau

City: Macau

Country: PR China

Attn: Chief Executive Officer

[***]

With a copy to:

Name: Eddingpharm (Asia) Macao Commercial

Offshore Limited

Street: Unit 1505, 15/F, AIA Tower,

Nos 251A-301, AvenidaComercial De Macau

City: Macau

Country: PR China

Attn: Chief Executive Officer

[***]

If to Amarin Pharma: Name: Amarin Pharma, Inc. Street: 1430 Route 206, Suite 101 City/State: Bedminster, NJ 07921 Country: U.S.A. Attn: Chief Executive Officer Facsimile: [***]	With a copy to: Name: Amarin Pharma, Inc. Street: 1430 Route 206, Suite 101 City/State: Bedminster, NJ 07921 Country: U.S.A. Attn: General Counsel Facsimile: [***]

If to Amarin Ireland:

Name: Amarin Pharmaceuticals Ireland

Limited

Street: 88 Harcourt Street, Dublin 2, Co

City/State: Dublin

Country: Ireland

Attn: Chief Executive Officer

Facsimile: Not valid notice

With a copy to:

Name: Amarin Pharma, Inc.

Street: 1430 Route 206, Suite 101

City/State: Bedminster, NJ 07921

Country: U.S.A.

Attn: Chief Executive Officer and General

Counsel, respectively

Facsimile: [***]

16.4 No Strict Construction; Interpretation. This Agreement has been prepared jointly and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.

16.5 Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that Amarin may make such assignment without Licensee’s consent to an Affiliate or a successor to all or substantially all of the business of Amarin to which this Agreement relates. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 16.5 shall be null, void and of no legal effect. [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

16.6 Severability. In the event that any portion of this Agreement is held illegal, void or ineffective, the remaining portions of this Agreement shall remain in full force and effect. If any of the terms or provisions of this Agreement are in conflict with any Applicable Laws, then such terms or provisions shall be deemed to be modified to conform with such Applicable Laws to the extent necessary in order that such terms or provisions be valid and enforceable and such amendment shall apply only with respect to the operation of such terms or provisions in the particular jurisdiction in which such declaration is made or, if such modification is not feasible, then such terms and provisions shall be deemed to be inoperative to the extent that such terms or provisions conflict with Applicable Laws. In the event that the terms and conditions of this Agreement are materially altered as a result of this Section 16.6, the Parties shall renegotiate the terms and conditions of this Agreement to resolve any inequities and to achieve the original intent of the Parties.

16.7 No Waiver of Breach. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term in any one or more instances shall be construed as a further or continuing waiver of such condition or term or of another condition or term.

16.8 Partnership or Joint Venture. Amarin and Licensee shall be independent contractors and the relationship between the Parties hereunder shall not constitute a partnership, joint venture or agency. Neither Amarin nor Licensee shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of such other Party to do so.

16.9 English Language; Governing Law. This Agreement was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Agreement. All notices, reports and other documents contemplated by this Agreement to be delivered by a Party to the other Party shall be in the English language. This Agreement and all disputes arising out of or related to this Agreement or any breach hereof shall be governed by and construed under the laws of the State of New York, without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction.

16.10 Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. A facsimile or a portable document format (PDF) copy of this Agreement, including the signature pages, will be deemed an original.

[No Further Text on This Page]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the Parties, through their authorized representatives, have executed this Agreement as of the Effective Date.

EDDINGPHARM (ASIA) MACAO COMMERCIAL OFFSHORE LIMITED		AMARIN PHARMACEUTICALS IRELAND LIMITED

By:	/s/ Xin Ni	By:	/s/ Patrick J. O’Sullivan
Name:	Xin Ni	Name:	Patrick J. O’Sullivan
Title:	Chief Executive Officer	Title:	Director

AMARIN PHARMA, INC.

		By:	/s/ John F. Thero
		Name:	John F. Thero
		Title:	President and Chief Executive Officer

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1.8

Amarin Patents

Family	App. No.	Status
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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Schedule 4.3.2

A) Initial China Development Plan

[***]

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[***]

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[***]:

1	[***]

2	[***]

3	[***]

4	[***]

5	[***]

6	[***]

7	[***]

8	[***]

9	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

B) Initial Hong Kong / Macau Development Plan

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

C) Initial Taiwan Development Plan

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 6.9.1

Product Trademark

[***]

United States:

VASCEPA – Registered 11/6/2012	Registration No. 4238272

Use Class: Pharmaceutical preparations

for the treatment of cardiovascular conditions

VASCEPA and Design	Application filing date 10/26/2012 Status: Allowed

Application no. 85764517

Use class: Pharmaceutical preparations

for the treatment of cardiovascular conditions

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 7.6

FORECAST AND ORDERING METHODOLOGY

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

•	[***]

•	[***]

•	[***]

•	[***]

[***]:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

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Schedule 12.5.1

Press Release

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

•	[***]

•	[***]

[***]

•	[***]

•	[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

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[***]

[***]

[***]

[***]:

[***]

[***]

[***]:

[***]

[***]